UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21619

Nuveen S&P 500 Buy-Write Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Vice President and Secretary

333 West Wacker Drive

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 257-8787

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

Item 1.	Reports to Stockholders.

Closed-End Funds	December 31, 2025

 Nuveen

 Closed-End Funds

Nuveen S&P 500 Buy-Write Income Fund	BXMX

Nuveen Dow 30SM Dynamic Overwrite Fund	DIAX

Nuveen S&P 500 Dynamic Overwrite Fund	SPXX

Nuveen Nasdaq 100 Dynamic Overwrite Fund	QQQX

Nuveen Core Equity Alpha Fund	JCE

Annual

Report

IMPORTANT DISTRIBUTION NOTICE

FOR SHAREHOLDERS OF THE NUVEEN S&P 500 BUY-WRITE INCOME FUND (BXMX)

NUVEEN DOW 30SM DYNAMIC OVERWRITE FUND (DIAX)

NUVEEN S&P 500 DYNAMIC OVERWRITE FUND (SPXX)

NUVEEN NASDAQ 100 DYNAMIC OVERWRITE FUND (QQQX)

NUVEEN CORE EQUITY ALPHA FUND (JCE)

ANNUAL SHAREHOLDER REPORT FOR THE PERIOD ENDING DECEMBER 31, 2025

The Nuveen S&P 500 Buy-Write Income Fund (BXMX), Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX), Nuveen S&P 500 Dynamic Overwrite Fund (SPXX), Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX) and Nuveen Core Equity Alpha Fund (JCE) seek to offer attractive cash flow to their shareholders, by converting the expected long-term total return potential of the Funds’ portfolio of investments into regular quarterly distributions. Following is a discussion of the Managed Distribution Policy the Funds use to achieve this.

Each Fund pays quarterly common share distributions that seek to convert the Fund’s expected long-term total return potential into regular cash flow. As a result, the Funds’ regular common share distributions (presently $0.2725, $0.3010, $0.3375, $0.5600, $0.3200 per share, respectively) may be derived from a variety of sources, including:

• Net investment income consisting of regular interest and dividends

• Realized capital gains or,

• Possibly, returns of capital representing in certain cases unrealized capital appreciation.

Such distributions are sometimes referred to as “managed distributions.” Each Fund seeks to establish a distribution rate that roughly corresponds to the Adviser’s projections of the total return that could reasonably be expected to be generated by each Fund over an extended period of time. The Adviser may consider many factors when making such projections, including, but not limited to, long-term historical returns for the asset classes in which each Fund invests. As portfolio and market conditions change, the distribution amount and distribution rate on the Common Shares under the Funds’ Managed Distribution Policy could change.

When it pays a distribution, each Fund provides holders of its Common Shares a notice of the estimated sources of the Fund’s distributions (i.e., what percentage of the distributions is estimated to constitute ordinary income, short-term capital gains, long-term capital gains, and/or a non-taxable return of capital) on a year-to-date basis. It does this by posting the notice on its website (www.nuveen.com/cef), and by sending it in written form.

You should not draw any conclusions about the Funds’ investment performance from the amount of this distribution or from the terms of the Funds’ Managed Distribution Policy. The Funds’ actual financial performance will likely vary from month-to-month and from year-to-year, and there may be extended periods when the distribution rate will exceed the Funds’ actual total returns. The Managed Distribution Policy provides that the Board may amend or terminate the Policy at any time without prior notice to Fund shareholders. There are presently no reasonably foreseeable circumstances that might cause each Fund to terminate its Managed Distribution Policy.

Table

of Contents

Important Notices

DIAX – Portfolio manager update: Effective May 30, 2025, Nazar Suschko has been added as a portfolio manager of the Fund.

SPXX – Portfolio manager update: Effective May 30, 2025, Nazar Suschko has been added as a portfolio manager of the Fund.

QQQX – Portfolio manager update: Effective May 30, 2025, Nazar Suschko has been added as a portfolio manager of the Fund.

JCE – Portfolio manager update: Effective May 30, 2025, Nazar Suschko has been added as a portfolio manager of the Fund.

BXMX, DIAX and SPXX – Fund merger: On September 17, 2025, the Funds’ Board of Trustees approved a merger of BXMX and DIAX into SPXX. The mergers are pending shareholder approval and are subject to other closing conditions.

Discussion of Fund Performance

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

Nuveen Core Equity Alpha Fund (JCE)

Nuveen S&P 500 Buy-Write Income Fund (BXMX) features portfolio management by Gateway Investment Advisers, LLC (Gateway). The Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX), Nuveen S&P 500 Dynamic Overwrite Fund (SPXX), Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX) and the Nuveen Core Equity Fund (JCE) feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser.

The portfolio managers for BXMX are Kenneth Toft, CFA, Michael Buckius, CFA, Daniel Ashcraft, CFA, and Mitchell Trotta, CFA. The portfolio managers for DIAX, SPXX and QQQX are David Friar, James (Jim) Campagna, CFA, Darren Tran, CFA, Nazar Romanyak, CFA, and Nazar Suschko, Ph.D., FRM. The portfolio managers for JCE are David Friar, Maxim Kozlov, CFA, Pei Chen and Nazar Suschko, Ph.D., FRM.

Below is a discussion of Fund performance and the factors that contributed and detracted during the 12-month reporting period ended December 31, 2025. For more information on Fund investment objectives and policies, please refer to the Shareholder Update section at the end of the report.

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

What factors affected markets during the reporting period?

•

Shifts in U.S. trade and monetary policy, combined with surging demand for investments related to artificial intelligence (AI), shaped market discourse and drove equity market performance and volatility during 2025.

•

The S&P 500® Index extended its rally despite earlier concerns about tariff-driven trade renegotiations. By year-end, the index had reached new all-time highs, supported by resilient corporate earnings and increasingly accommodative monetary policy.

•

Market volatility, as measured by the Cboe® Volatility Index (the VIX®), spiked to its highest levels since the global pandemic following the U.S. tariff announcement in April, which reignited investor concerns about the outlook for inflation and employment. As trade negotiations progressed and worst-case scenarios were avoided, volatility normalized by year-end.

What key strategies were used to manage the Fund during the reporting period?

•

BXMX seeks attractive total return with less volatility than the S&P 500® Index by investing in an equity portfolio that seeks to substantially replicate the price movements of the S&P 500® Index and by selling index call options covering approximately 100% of the Fund’s equity portfolio value with a goal of enhancing the portfolio’s risk-adjusted returns.

•

The writing of index call options on a broad equity index, while investing in a portfolio of equities, has the potential to enhance BXMX’s risk-adjusted returns while exposing the Fund to less risk than unhedged equity investments. Hedging the equity portfolio with index call options may limit the Fund’s participation in market advances in exchange for the cash premium received for the written index call options. Conversely, market declines are typically buffered by the amount of the cash premium received by the Fund. In flat or declining markets, BXMX’s call option premium can potentially enhance total return relative to the S&P 500® Index. However, in rising markets, the call options may reduce the Fund’s total return relative to the S&P 500® Index.

•

The portfolio management team focused on opportunities in the written index call option portfolio. They aimed to monetize heightened levels of market volatility to enhance cash flow, while maintaining the Fund’s typical market exposure and risk profile. The risk level of the Fund, as measured by its standard deviation of daily return, was lower than that of the U.S. equity market and slightly above the BXMSM over the reporting period.

Discussion of Fund Performance (continued)

How did the Fund perform and what factors affected relative performance?

For the 12-month reporting period ended December 31, 2025, BXMX returned 13.80%. The Fund outperformed the returns of the Chicago Board Options Exchange (Cboe) S&P 500® BuyWrite IndexSM (BXM), which returned 8.91%.

Top contributors to relative performance

•

Active index option management enhanced the Fund’s cash flow, as the premiums received supported the Fund’s participation during equity market advances and helped to mitigate losses during market declines.

•

The Fund’s consistent level of market exposure, driven by active index option management, contributed versus the passive, rules-based approach of the BXMSM that generated varying levels of market exposure.

•	The Fund’s equity portfolio, which is designed to substantially replicate the price movements of the S&P 500® Index, contributed.

Top detractors from relative performance

•	Written index call option positions detracted, particularly when the equity market advanced at an above-average rate.

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

What factors affected markets during the reporting period?

•

Shifts in U.S. trade and monetary policy, combined with surging demand for investments related to artificial intelligence (AI), shaped market discourse and drove equity market performance and volatility during 2025.

•

Dow Jones Industrial Average Index (DJIA) extended its rally in 2025 despite earlier concerns about tariff-driven trade renegotiations. However, the DJIA lagged the S&P 500® Index and the Nasdaq 100® Index as market breadth remained fairly narrow throughout the reporting period and concentrated in a smaller group of large-cap technology-related companies.

•

Market volatility, as measured by the Cboe® Volatility Index (the VIX®), spiked to its highest levels since the global pandemic following the U.S. tariff announcement in April, which reignited investor concerns about the outlook for inflation and employment. As trade negotiations progressed and worst-case scenarios were avoided, volatility normalized by year-end.

What key strategies were used to manage the Fund during the reporting period?

•

DIAX seeks attractive total return with less volatility than the Dow Jones Industrial Average Index (DJIA) by investing in an equity portfolio that seeks to substantially replicate the price movements of the DJIA, as well as selling call options on 35% to 75% of the notional value of the Fund’s equity portfolio, with a long-term target of 55% overwrite in an effort to enhance the Fund’s risk-adjusted returns. The portfolio management team uses its proprietary view of the market’s return and volatility profile to dynamically adjust the option overwrite percentage and other factors.

•

Generally, if the portfolio management team expects the equity market to appreciate, the option overwrite percentage will be reduced to offer more potential upside capture. Likewise, if the portfolio management team expects equity markets to be flat or to decline, the option overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers the potential for greater equity market upside capture than the full option overwrite approach, while still offering a measure of downside risk management. The Fund currently expects to carry out its principal investment strategy by emphasizing options on broad-based indexes, individual stocks in the DJIA, and options on custom baskets of stocks, in addition to exchange-traded funds (ETFs). The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

•

The portfolio management team varied the core option overwrite level between 41% and 74%. The average option overwrite level during the reporting period, which consisted primarily of calls written on the S&P 500® Index, was 60% which is slightly above its long-term target.

How did the Fund perform and what factors affected relative performance?

For the 12-month reporting period ended December 31, 2025, DIAX returned 9.06%. The Fund underperformed the returns of the DIAX Blended Benchmark, which returned 12.17%. The DIAX Blended Benchmark consists of 1) 55% Chicago Board Options Exchange (Cboe) DJIA BuyWrite IndexSM (BXD) and 2) 45% Dow Jones Industrial Average Index (DJIA).

Top contributors to relative performance

•	Selling deeper out-of-the-money calls contributed as the premiums collected provided cash flows in the rising market environment.

Top detractors from relative performance

•

Call options sold on the S&P 500® Index detracted. The BXD, which is a component of the DIAX Blended Benchmark, sells index call options on the DJIA. Because of the tax implications and investment guidelines, the Fund is precluded from selling index call options on the DJIA and instead primarily sold call options on the S&P 500® Index. This combination detracted from the Fund’s relative performance because the S&P 500® Index significantly outperformed the DJIA for the reporting period.

•	Holding options with lower sensitivity to the market detracted during February/April and October/November as index prices declined sharply.

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

What factors affected markets during the reporting period?

•

Shifts in U.S. trade and monetary policy, combined with surging demand for investments related to artificial intelligence (AI), shaped market discourse and drove equity market performance and volatility during 2025.

•

The S&P 500® Index extended its rally despite earlier concerns about tariff-driven trade renegotiations. By year-end, the index had reached new all-time highs, supported by resilient corporate earnings and increasingly accommodative monetary policy.

•

Market volatility, as measured by the Cboe® Volatility Index (the VIX®), spiked to its highest levels since the global pandemic following the U.S. tariff announcement in April, which reignited investor concerns about the outlook for inflation and employment. As trade negotiations progressed and worst-case scenarios were avoided, volatility normalized by year-end.

What key strategies were used to manage the Fund during the reporting period?

•

SPXX seeks attractive total return with less volatility than the S&P 500® Index by investing in an equity portfolio that seeks to substantially replicate the price movements of the S&P 500® Index, as well as selling call options on 35% to 75% of the notional value of the Fund’s equity portfolio, with a long-run target of 55% overwrite in an effort to enhance the Fund’s risk-adjusted returns. The portfolio management team uses its proprietary view of the market’s return and volatility profile to dynamically adjust the option overwrite percentage and other factors. The strategy will consider the Fund’s tax position and employ techniques to improve after-tax shareholder outcomes.

•

Generally, if the portfolio management team expects the equity market to appreciate, the option overwrite percentage will be reduced to offer more potential upside capture. Likewise, if the portfolio management team expects equity markets to be flat or to decline, the option overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers the potential for greater equity market upside capture than the full option overwrite approach, while still offering a

Discussion of Fund Performance (continued)

measure of downside risk management. The Fund currently expects to emphasize index call options on the S&P 500® Index and can also employ an expanded range of options including index options on other broad-based indexes and options on custom baskets of stocks, in addition to single name options. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

•

During the reporting period, the portfolio management team varied the core option overwrite level between 41% and 75%. The average option overwrite level during the reporting period, which consisted primarily of calls written on the S&P 500® Index, was 61% which is slightly above its long-term target.

How did the Fund perform and what factors affected relative performance?

For the 12-month reporting period ended December 31, 2025, SPXX returned 12.70%. The Fund performed in line with the returns of the SPXX Blended Benchmark, which returned 12.93%. The SPXX Blended Benchmark consists of 1) 55% Chicago Board Options Exchange (Cboe) S&P 500® BuyWrite IndexSM (BXM) and 2) 45% S&P 500® Index.

Top contributors to relative performance

•	Equity holdings outperformed the equity component of the SPXX Blended Benchmark over the reporting period.

•	Selling deeper out-of-the-money calls contributed as the premiums collected provided cash flows in the rising market environment.

Top detractors from relative performance

•	Holding options with lower sensitivity to the market detracted during April/May and October/November as index prices declined sharply.

•	The option overwrite percentage was above the benchmark level which detracted given the strong equity market environment over the reporting period.

Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

What factors affected markets during the reporting period?

•

Shifts in U.S. trade and monetary policy, combined with surging demand for investments related to artificial intelligence (AI), shaped market discourse and drove equity market performance and volatility during 2025.

•

The Nasdaq 100® Index extended its rally in 2025 despite earlier concerns about tariff-driven trade renegotiations. The Nasdaq 100® Index outperformed both the S&P 500® Index and the Dow Jones Industrial Average Index (DJIA) as market breadth remained fairly narrow throughout the reporting period and concentrated in a smaller group of large-cap technology-related companies.

•

Market volatility, as measured by the Cboe® Volatility Index (the VIX®), spiked to its highest levels since the global pandemic following the U.S. tariff announcement in April, which reignited investor concerns about the outlook for inflation and employment. As trade negotiations progressed and worst-case scenarios were avoided, volatility normalized by year-end.

What key strategies were used to manage the Fund during the reporting period?

•

QQQX seeks attractive total return with less volatility than the Nasdaq 100® Index by investing in an equity portfolio that seeks to substantially replicate the price movements of the Nasdaq 100® Index, as well as selling call options on 35% to 75% of the notional value of the Fund’s equity portfolio, with a long-run target of 55% in an effort to enhance the Fund’s risk-adjusted returns. The portfolio management team uses its proprietary view of the market’s return and volatility profile to dynamically adjust the option overwrite percentage and other factors. The strategy will consider the Fund’s tax position and employ techniques to improve after-tax shareholder outcomes.

•

Generally, if the portfolio management team expects the equity market to appreciate, the overwrite percentage will be reduced to offer more potential upside capture. Likewise, if the portfolio management team expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside risk management. The Fund, in carrying out its principal options strategy, expects to primarily write index call options on the Nasdaq 100® Index and other broad-based indexes and can also write call options on a variety of other equity market indexes and options on custom baskets of stocks, in addition to single name options. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

•

During the reporting period, the portfolio management team varied the core option overwrite level between 38% and 75%. The average option overwrite during the reporting period, which consisted primarily of calls written on the Nasdaq 100® Index, was 61% which is slightly above its long-term target.

How did the Fund perform and what factors affected relative performance?

For the 12-month reporting period ended December 31, 2025, QQQX returned 13.58%. The Fund performed in line with the returns of the QQQX Blended Benchmark, which returned 13.75%. The QQQX Blended Benchmark consists of 1) 55% Chicago Board Options Exchange (Cboe) Nasdaq 100 BuyWrite IndexSM (BXN) and 2) 45% Nasdaq 100® Index.

Top contributors to relative performance

•	Equity holdings outperformed the equity component of the QQQX Blended Benchmark over the reporting period.

•	Selling deeper out-of-the-money calls as the premiums collected provided cash flows in the rising market environment.

Top detractors from relative performance

•	Holding options with lower sensitivity to the market detracted during April/May and October/November as index prices declined sharply.

•	The option overwrite percentage was above the benchmark level which detracted given the strong equity market environment over the reporting period.

Nuveen Core Equity Alpha Fund (JCE)

What factors affected markets during the reporting period?

•

Shifts in U.S. trade and monetary policy, combined with surging demand for investments related to artificial intelligence (AI), shaped market discourse and drove equity market performance and volatility during 2025.

•

The S&P 500® Index extended its rally despite earlier concerns about tariff-driven trade renegotiations. By year-end, the index had reached new all-time highs, supported by resilient corporate earnings and increasingly accommodative monetary policy.

•

Market volatility, as measured by the Cboe® Volatility Index (the VIX®), spiked to its highest levels since the global pandemic following the U.S. tariff announcement in April, which reignited investor concerns about the outlook for inflation and employment. As trade negotiations progressed and worst-case scenarios were avoided, volatility normalized by year-end.

Discussion of Fund Performance (continued)

What key strategies were used to manage the Fund during the reporting period?

•

JCE seeks to provide an attractive level of total return, primarily through long-term capital appreciation and secondarily through income and gains. The Fund invests in large capitalization common stocks, using a proprietary quantitative process designed to provide the potential for long-term outperformance. The Fund also sells call options with a notional value of up to 50% of the Fund’s equity portfolio in seeking to enhance risk-adjusted performance relative to an all-equity portfolio. The portfolio management team uses its proprietary view of the market’s return and volatility profile to dynamically adjust the option overwrite percentage and other factors.

•

The Fund’s option overwrite level during the reporting period, which consisted primarily of calls written on the S&P 500® Index, varied between 20% and 47%. The average option overwrite level was 38% which is below its long-term target.

How did the Fund perform and what factors affected relative performance?

For the 12-month reporting period ended December 31, 2025, JCE returned 18.40%. The Fund outperformed the returns of the JCE Blended Benchmark, which returned 13.38%. The JCE Blended Benchmark consists of 1) 50% S&P 500® Index and 2) 50% Chicago Board Options Exchange (Cboe) S&P 500® BuyWrite IndexSM (BXM).

Top contributors to relative performance

•	Equity holdings outperformed the equity component of the JCE Blended Benchmark over the reporting period.

•	The option overwrite percentage was below the benchmark level which contributed given the strong equity market environment over the reporting period.

Top detractors from relative performance

•	Holding options with lower sensitivity to the market detracted during February/March and November/December as index prices declined sharply.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Common Share Information

DISTRIBUTION INFORMATION

The following 19(a) Notice presents the Funds’ most current distribution information as of November 30, 2025 as required by certain exempted regulatory relief the Funds have received.

Because the ultimate tax character of your distributions depends on the Funds’ performance for its entire fiscal year (which is the calendar year for the Funds) as well as certain fiscal year-end (FYE) tax adjustments, estimated distribution source information you receive with each distribution may differ from the tax information reported to you on your Funds’ IRS Form 1099 statement.

Each Fund makes regular cash distributions to shareholders of stated dollar amount per share. Subject to approval and oversight by the Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund’s investment strategy through regular distributions (a “Managed Distribution Program”). The practice of maintaining a stable distribution level had no material effect on each Fund’s investment strategy during the most recent fiscal period and is not expected to have such an effect in future periods, however, distributions in excess of Fund returns will cause its NAV per share to erode. For additional information, refer to the distribution information section below and in the Notes to Financial Statements herein.

DISTRIBUTION INFORMATION – AS OF NOVEMBER 30, 2025

This notice provides shareholders with information regarding fund distributions, as required by current securities laws. You should not draw any conclusions about the Funds’ investment performance from the amount of this distribution or from the terms of the Funds’ Managed Distribution Policy.

The following table provides estimates of the Funds’ distribution sources, reflecting year-to-date cumulative experience through the month-end prior to the latest distribution. The Funds attribute these estimates equally to each regular distribution throughout the year. Consequently, the estimated information as of the specified month-end shown below is for the current distribution, and also represents an updated estimate for all prior months in the year. For BXMX, DIAX, SPXX, QQQX, and JCE it is estimated that the Funds have distributed more than their income and net realized capital gains; therefore, a portion of the distributions may be (and is shown below as being estimated to be) a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Funds’ investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. More details about the Funds’ distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of November 30, 2025

		Per Share Estimated Sources of Distribution[1]				Estimated Percentage of Distributions[1]

Fund	Per Share Distribution	Net Investment Income	Long- Term Gains	Short- Term Gains	Return of Capital	Net Investment Income	Long- Term Gains	Short- Term Gains	Return of Capital

BXMX (FYE 12/31)
Current Quarter	$0.2725	$0.0150	$0.0463	$0.0000	$0.2112	5.5%	17.0%	0.0%	77.5%
Fiscal YTD	$1.0900	$0.0600	$0.1853	$0.0000	$0.8447	5.5%	17.0%	0.0%	77.5%

DIAX (FYE 12/31)
Current Quarter	$0.3010	$0.0307	$0.2109	$0.0000	$0.0594	10.2%	70.1%	0.0%	19.7%
Fiscal YTD	$1.2040	$0.1225	$0.8438	$0.0000	$0.2377	10.2%	70.1%	0.0%	19.7%

SPXX (FYE 12/31)
Current Quarter	$0.3375	$0.0101	$0.0000	$0.0000	$0.3274	3.0%	0.0%	0.0%	97.0%
Fiscal YTD	$1.3500	$0.0403	$0.0000	$0.0000	$1.3097	3.0%	0.0%	0.0%	97.0%

QQQX (FYE 12/31)
Current Quarter	$0.5600	$0.0000	$0.3689	$0.0000	$0.1911	0.0%	65.9%	0.0%	34.1%
Fiscal YTD	$2.2400	$0.0000	$1.4756	$0.0000	$0.7644	0.0%	65.9%	0.0%	34.1%

JCE (FYE 12/31)
Current Quarter	$0.3200	$0.0025	$0.1363	$0.1558	$0.0254	0.8%	42.6%	48.7%	7.9%
Fiscal YTD	$1.2800	$0.0101	$0.5453	$0.6232	$0.1014	0.8%	42.6%	48.7%	7.9%

1 Net investment income (NII) is a projection through the end of the current calendar quarter using actual data through the stated month-end date above. Capital gain amounts are as of the stated date above. The estimated per share sources above include an allocation of the NII based on prior year attributions which can be expected to differ from the actual final attributions for the current year.

The following table provides information regarding the Funds’ distributions and total return performance over various time periods. This information is intended to help you better understand whether returns for the specified time periods were sufficient to meet its distributions.

Common Share Information (continued)

Data as of November 30, 2025

					Annualized		Cumulative

Fund	Inception Date	Quarterly Distribution	Fiscal YTD Distribution	Net Asset Value (NAV)	5-Year Return on NAV	Fiscal YTD Dist Rate on NAV[1]	Fiscal YTD Return on NAV	Fiscal YTD Dist Rate on NAV[1]

BXMX	Oct-2004	$0.2725	$1.0900	$16.23	10.68%	6.72%	12.81%	6.72%
DIAX	Apr-2005	$0.3010	$1.2040	$16.97	7.68%	7.09%	7.16%	7.09%
SPXX	Nov-2005	$0.3375	$1.3500	$19.58	11.53%	6.89%	12.25%	6.89%
QQQX	Jan-2007	$0.5600	$2.2400	$31.19	11.44%	7.18%	12.53%	7.18%
JCE	Mar-2007	$0.3200	$1.2800	$17.13	14.57%	7.47%	17.64%	7.47%

1 As a percentage of 11/30/2025 NAV.

DISTRIBUTION INFORMATION – AS OF DECEMBER 31, 2025

The following tables provides information regarding the Funds’ common share distributions and total return performance for the fiscal year ended December 31. 2025. This information is intended to help you better understand whether the Funds’ returns for the specified time period were sufficient to meet its distributions.

Data as of December 31, 2025

		Per Share Sources of Distribution				Percentage of the Distribution

Fund	Per Share Distribution	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital

BXMX
(FYE 12/31)	$1.0900	$0.0641	$0.1717	$0.0000	$0.8542	5.80%	15.8%	0.00%	78.40%

DIAX
(FYE 12/31)	$1.2040	$0.1319	$0.8059	$0.0000	$0.2662	11.00%	66.9%	0.00%	22.10%

SPXX
(FYE 12/31)	$1.3500	$0.0531	$0.0000	$0.0000	$1.2969	3.90%	0.00%	0.00%	96.10%

QQQX
(FYE 12/31)	$2.2400	$0.0000	$1.5147	$0.0000	$0.7253	0.00%	67.6%	0.00%	32.40%

JCE
(FYE 12/31)	$1.2800	$0.0338	$0.5795	$0.6667	$0.0000	2.60%	45.3%	52.1%	0.00%

Data as of December 31, 2025

			Annualized

Fund	Inception Date	Net Asset Value (NAV)	1-Year Return on NAV	5-Year Return on NAV	Fiscal YTD Dist Rate on NAV

BXMX	Oct-2004	$16.09	13.80%	10.35%	6.77%
DIAX	Apr-2005	$16.97	9.06%	7.58%	7.07%
SPXX	Nov-2005	$19.32	12.70%	11.00%	6.99%
QQQX	Jan-2007	$30.92	13.58%	11.06%	7.24%
JCE	Mar-2007	$16.92	18.40%	13.92%	7.57%

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE EQUITY SHELF PROGRAMS

During the current reporting period, SPXX, QQQX and JCE were authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under these programs, the Funds, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per common share. The maximum aggregate offering under these Shelf Offerings are as shown in the accompanying table.

	SPXX *	QQQX	JCE

Maximum aggregate offering	4,235,232	Unlimited	1,599,292

* For the period March 25, 2025 through December 31, 2025. 4,993,317 prior to March 25, 2025.

During the current reporting period, SPXX and JCE sold common shares through their Shelf Offerings at a weighted average premium to their NAV per common share in the accompanying table.

	SPXX	JCE

Common shares sold through shelf offering	16,523	291,604
Weighted average premium to NAV per common share sold	0.50%	1.45%

Refer to Notes to Financial Statements, for further details on Shelf Offerings and each Fund’s transactions.

COMMON SHARE REPURCHASES

The Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase and retire an aggregate of up to approximately 10% of its outstanding common shares.

During the current fiscal period, the Funds did not repurchase any of their outstanding common shares. As of December 31, 2025, (and since the inception of the Funds’ repurchase programs), each Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

	BXMX	DIAX	SPXX	QQQX	JCE

Common shares cumulatively repurchased and retired	460,238	0	383,763	0	449,800
Common shares authorized for repurchase	10,415,000	3,635,000	1,795,000	4,880,000	1,680,000

About the Funds’ Benchmarks

Chicago Board Options Exchange (Cboe) Dow Jones Industrial Average (DJIA) BuyWrite Index (BXDSM): An index designed to measure the performance of a hypothetical buy-write strategy on the Dow Jones Industrial Average. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Chicago Board Options Exchange (Cboe) Nasdaq 100 BuyWrite Index (BXNSM): An index designed to measure the performance of a hypothetical buy-write strategy on the Nasdaq 100® Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Chicago Board Options Exchange (Cboe) S&P 500® BuyWrite Index (BXMSM): An index designed to measure the performance of a hypothetical buy-write strategy on the S&P 500® Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Dow Jones Industrial Average Index (DJIA): An index designed to measure the performance of 30 actively traded U.S. large cap stocks. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nasdaq 100® Index: An index that includes 100 of the largest domestic and international non-financial equity securities listed on the Nasdaq Stock Market based on market capitalization. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An index generally considered representative of the U.S. equity market. The index includes 500 leading companies and covers approximately 80% of available market capitalization. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Fund Performance and Holdings

Summaries

The Fund Performance and Holding Summaries for each Fund are shown below within this section of the report.

Fund Performance

Performance data for each Fund shown below represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Holding Summaries

The Holdings Summaries data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change. Refer to the Fund’s Portfolio of Investments for individual security information.

BXMX	Nuveen S&P 500 Buy-Write Income Fund Fund Performance December 31, 2025

Performance*

		Total Returns as of December 31, 2025
		Average Annual
	Inception Date	1-Year	5-Year	10-Year

BXMX at Common Share NAV	10/26/04	13.80%	10.35%	9.07%

BXMX at Common Share Price	10/26/04	13.50%	10.21%	8.35%

Cboe S&P 500® BuyWrite Index (BXMSM)	—	8.91%	9.33%	7.31%

*For purposes of Fund performance, relative results are measured against the Cboe S&P 500® BuyWrite Index (BXMSM).

Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV

$16.09	$14.70	(8.64)%	(9.38)%

Growth of an Assumed $10,000 Investment as of December 31, 2025 - Common Share Price

Holdings

Fund Allocation (% of net assets)
Common Stocks	99.1%
Repurchase Agreements	3.4%
Other Assets & Liabilities, Net	(2.5)%
Net Assets	100%

Portfolio Composition[1] (% of total investments)
Semiconductors & Semiconductor Equipment	14.2%
Software & Services	10.0%
Media & Entertainment	9.7%
Technology Hardware & Equipment	8.6%
Financial Services	7.9%
Capital Goods	6.7%
Pharmaceuticals, Biotechnology & Life Sciences	5.8%
Consumer Discretionary Distribution & Retail	5.6%
Banks	4.1%
Health Care Equipment & Services	3.4%
Energy	2.8%
Automobiles & Components	2.3%
Food, Beverage & Tobacco	2.1%
Insurance	2.1%
Utilities	1.9%
Consumer Staples Distribution & Retail	1.7%
Materials	1.3%
Consumer Services	1.3%
Commercial & Professional Services	1.3%
Household & Personal Products	1.0%
Transportation	1.0%
Equity Real Estate Investment Trusts (REITs)	0.8%
Consumer Durables & Apparel	0.6%
Telecommunication Services	0.4%
Other	0.1%
Repurchase Agreements	3.3%
Total	100%

[1]	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.

DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund Fund Performance and Holdings Summaries December 31, 2025

Performance*

		Total Returns as of December 31, 2025
		Average Annual
	Inception Date	1-Year	5-Year	10-Year
DIAX at Common Share NAV	4/29/05	9.06%	7.58%	7.80%

DIAX at Common Share Price	4/29/05	9.87%	7.96%	8.22%

Dow Jones Industrial Average Index (DJIA)	–	14.92%	11.58%	13.11%

DIAX Blended Benchmark	–	12.17%	10.42%	9.95%

* For purposes of Fund performance, relative results are measured against the DIAX Blended Benchmark. The Fund’s Blended Benchmark consists of: 1) 55% Chicago Board Options Exchange (Cboe) DJIA BuyWrite Index (BXDSM) and 2) 45% Dow Jones Industrial Average Index (DJIA).

Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV

$16.97	$15.26	(10.08)%	(11.16)%

Growth of an Assumed $10,000 Investment as of December 31, 2025 - Common Share Price

Holdings

Fund Allocation (% of net assets)
Common Stocks	98.8%
Exchange-Traded Funds	1.8%
Options Purchased	0.0%
Repurchase Agreements	0.1%
Other Assets & Liabilities, Net	(0.7)%
Net Assets	100%

Portfolio Composition[1] (% of total investments)
Financial Services	20.1%
Capital Goods	14.4%
Software & Services	13.1%
Pharmaceuticals, Biotechnology & Life Sciences	8.0%
Consumer Discretionary Distribution & Retail	7.2%
Technology Hardware & Equipment	4.4%
Health Care Equipment & Services	4.2%
Materials	4.1%
Banks	4.1%
Consumer Services	3.8%
Insurance	3.7%
Semiconductors & Semiconductor Equipment	2.3%
Energy	1.9%
Household & Personal Products	1.8%
Other	5.0%
Exchange-Traded Funds	1.8%
Options Purchased	0.0%
Repurchase Agreements	0.1%
Total Investments	100%

[1]	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund Fund Performance and Holdings Summaries December 31, 2025

Performance*

		Total Returns as of December 31, 2025
		Average Annual
	Inception Date	1-Year	5-Year	10-Year
SPXX at Common Share NAV	11/22/05	12.70%	11.00%	9.97%

SPXX at Common Share Price	11/22/05	9.74%	11.06%	10.46%

S&P 500® Index	—	17.88%	14.42%	14.82%

SPXX Blended Benchmark	—	12.93%	11.70%	10.72%

*For purposes of Fund performance, relative results are measured against the SPXX Blended Benchmark. The Fund’s Blended Benchmark consists of: 1) 55% Chicago Board Options Exchange (Cboe) S&P 500® BuyWrite Index (BXMSM) and 2) 45% S&P 500® Index.

Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV

$19.32	$18.04	(6.63)%	(4.37)%

Growth of an Assumed $10,000 Investment as of December 31, 2025 - Common Share Price

Holdings

Fund Allocation (% of net assets)
Common Stocks	98.7%
Exchange-Traded Funds	1.8%
Options Purchased	0.0%
Warrants	0.0%
Investments Purchased with Collateral from Securities Lending	0.2%
Repurchase Agreements	0.2%
Other Assets & Liabilities, Net	(0.9)%
Net Assets	100%

Portfolio Composition[1] (% of total investments)
Semiconductors & Semiconductor Equipment	13.9%
Media & Entertainment	11.4%
Technology Hardware & Equipment	9.0%
Software & Services	8.7%
Financial Services	8.6%
Pharmaceuticals, Biotechnology & Life Sciences	6.2%
Capital Goods	6.1%
Consumer Discretionary Distribution & Retail	5.7%
Banks	4.2%
Health Care Equipment & Services	3.4%
Food, Beverage & Tobacco	2.4%
Consumer Staples Distribution & Retail	2.4%
Automobiles & Components	2.3%
Energy	2.3%
Insurance	1.9%
Consumer Services	1.7%
Utilities	1.7%
Materials	1.1%
Equity Real Estate Investment Trusts (REITs)	1.1%
Transportation	1.0%
Household & Personal Products	0.9%
Consumer Durables & Apparel	0.7%
Telecommunication Services	0.5%
Commercial & Professional Services	0.4%
Other	0.2%
Exchange-Traded Funds	1.8%
Options Purchased	0.0%
Investments Purchased with Collateral from Securities Lending	0.2%
Repurchase Agreements	0.2%
Total	100%

[1]	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund Fund Performance and Holdings Summaries December 31, 2025

Performance*

		Total Returns as of December 31, 2025
		Average Annual
	Inception Date	1-Year	5-Year	10-Year
QQQX at Common Share NAV	1/30/07	13.58%	11.06%	12.15%

QQQX at Common Share Price	1/30/07	14.68%	9.86%	11.80%

Nasdaq 100® Index	—	21.02%	15.30%	19.70%

QQQX Blended Benchmark	—	13.75%	11.52%	13.78%

*For purposes of Fund performance, relative results are measured against the QQQX Blended Benchmark. The Fund’s Blended Benchmark consists of: 1) 55% Chicago Board Options Exchange (Cboe) Nasdaq 100 BuyWrite Index (BXNSM) and 2) 45% Nasdaq 100® Index.

Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV

$30.92	$28.52	(7.76)%	(8.70)%

Growth of an Assumed $10,000 Investment as of December 31, 2025 - Common Share Price

Holdings

Fund Allocation (% of net assets)
Common Stocks	98.7%
Exchange-Traded Funds	1.9%
Options Purchased	0.0%
Investments Purchased with Collateral from Securities Lending	0.7%
Repurchase Agreements	0.2%
Other Assets & Liabilities, Net	(1.5)%
Net Assets	100%

Portfolio Composition[1] (% of total investments)
Semiconductors & Semiconductor Equipment	24.0%
Software & Services	15.8%
Media & Entertainment	14.1%
Technology Hardware & Equipment	11.9%
Consumer Discretionary Distribution & Retail	6.5%
Automobiles & Components	4.1%
Pharmaceuticals, Biotechnology & Life Sciences	3.9%
Consumer Services	3.1%
Capital Goods	2.4%
Consumer Staples Distribution & Retail	2.4%
Financial Services	2.4%
Food, Beverage & Tobacco	1.9%
Health Care Equipment & Services	1.5%
Utilities	1.0%
Materials	0.4%
Commercial & Professional Services	0.4%
Energy	0.4%
Telecommunication Services	0.3%
Transportation	0.3%
Equity Real Estate Investment Trusts (REITs)	0.1%
Consumer Durables & Apparel	0.1%
Insurance	0.1%
Other	0.1%
Exchange-Traded Funds	1.9%
Options Purchased	0.0%
Investments Purchased with Collateral from Securities Lending	0.7%
Repurchase Agreements	0.2%
Total	100%

[1]	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.

JCE	Nuveen Core Equity Alpha Fund
Fund Performance and Holdings Summaries December 31, 2025

Performance*

		Total Returns as of December 31, 2025
		Average Annual
	Inception Date	1-Year	5-Year	10-Year
JCE at Common Share NAV	3/27/07	18.40%	13.92%	11.91%

JCE at Common Share Price	3/27/07	8.85%	14.29%	11.92%

S&P 500® Index	—	17.88%	14.42%	14.82%

JCE Blended Benchmark	—	13.38%	11.96%	11.09%

*For purposes of Fund performance, relative results are measured against the JCE Blended Benchmark. The Fund’s Blended Benchmark consists of: 1) 50% Chicago Board Options Exchange (Cboe) S&P 500® BuyWrite Index (BXMSM) and 2) 50% S&P 500® Index.

Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV

$16.92	$15.94	(5.79)%	(2.84)%

Growth of an Assumed $10,000 Investment as of December 31, 2025 - Common Share Price

Holdings

Fund Allocation (% of net assets)
Common Stocks	98.1%
Exchange-Traded Funds	1.9%
Options Purchased	0.0%
Repurchase Agreements	0.2%
Other Assets & Liabilities, Net	(0.2)%
Net Assets	100%

Portfolio Composition (% of total investments)
Semiconductors & Semiconductor Equipment	14.3%
Software & Services	12.6%
Media & Entertainment	10.6%
Technology Hardware & Equipment	9.7%
Financial Services	9.1%
Consumer Discretionary Distribution & Retail	7.1%
Pharmaceuticals, Biotechnology & Life Sciences	6.4%
Capital Goods	5.5%
Banks	5.0%
Health Care Equipment & Services	4.1%
Consumer Staples Distribution & Retail	1.8%
Automobiles & Components	1.6%
Household & Personal Products	1.5%
Insurance	1.5%
Food, Beverage & Tobacco	1.4%
Utilities	1.2%
Materials	1.0%
Energy	1.0%
Equity Real Estate Investment Trusts (REITs)	0.8%
Consumer Services	0.7%
Telecommunication Services	0.7%
Transportation	0.3%
Exchange-Traded Funds	1.9%
Options Purchased	0.0%
Repurchase Agreements	0.2%
Total	100%

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Report of Independent Registered

Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen S&P 500 Buy-Write Income Fund, Nuveen Dow 30 Dynamic Overwrite Fund, Nuveen S&P 500 Dynamic Overwrite Fund, Nuveen Nasdaq 100 Dynamic Overwrite Fund and Nuveen Core Equity Alpha Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen S&P 500 Buy-Write Income Fund, Nuveen Dow 30 Dynamic Overwrite Fund, Nuveen S&P 500 Dynamic Overwrite Fund, Nuveen Nasdaq 100 Dynamic Overwrite Fund and Nuveen Core Equity Alpha Fund (hereafter collectively referred to as the “Funds”) as of December 31, 2025, the related statements of operations for the year ended December 31, 2025, the statements of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2025, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2025 and each of the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

February 27, 2026

We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Portfolio of Investments December 31, 2025

BXMX

SHARES		DESCRIPTION	VALUE

		LONG-TERM INVESTMENTS - 99.1%

		COMMON STOCKS - 99.1% (a)

		AUTOMOBILES & COMPONENTS - 2.3%
50,606		Gentex Corp	$1,177,602
84,027	(b)	Tesla Inc	37,788,622

		TOTAL AUTOMOBILES & COMPONENTS	38,966,224

		BANKS - 4.3%
45,821		Comerica Inc	3,983,219
176,480		Fifth Third Bancorp	8,261,029
119,843		First Horizon Corp	2,864,248
104,442		JPMorgan Chase & Co	33,653,301
483,937		KeyCorp	9,988,460
31,173		M&T Bank Corp	6,280,736
105,214		Zions Bancorp NA	6,159,228

		TOTAL BANKS	71,190,221

		CAPITAL GOODS - 6.8%
15,381		Allegion plc	2,448,963
25,882	(b)	Boeing Co/The	5,619,500
25,934		Caterpillar Inc	14,856,811
46,441		Emerson Electric Co	6,163,650
8,843		Ferguson Enterprises Inc	1,968,717
11,114		GE Vernova Inc	7,263,777
44,459		General Electric Co	13,694,706
31,851		Graco Inc	2,610,826
4,427		HEICO Corp	1,432,533
28,293		Honeywell International Inc	5,519,681
8,860		Hubbell Inc	3,934,815
43,726		Masco Corp	2,774,852
6,090	(b)	NEXTracker Inc, Class A	530,500
9,120		Northrop Grumman Corp	5,200,315
16,404		nVent Electric PLC	1,672,716
39,784		Otis Worldwide Corp	3,475,132
15,767		Parker-Hannifin Corp	13,858,562
10,242		Rockwell Automation Inc	3,984,855
83,103		RTX Corp	15,241,090
10,383		Timken Co/The	873,522
4,597		Woodward Inc	1,389,765

		TOTAL CAPITAL GOODS	114,515,288

		COMMERCIAL & PROFESSIONAL SERVICES - 1.3%
28,578		Automatic Data Processing Inc	7,351,119
15,652		SS&C Technologies Holdings Inc	1,368,298
27,360		TransUnion	2,346,120
13,228		Waste Connections Inc	2,319,662
37,983		Waste Management Inc	8,345,245

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	21,730,444

		CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 5.8%
302,672	(b)	Amazon.com Inc	69,862,751
2,461	(b)	Burlington Stores Inc	710,860
5,188		Dick’s Sporting Goods Inc	1,027,068
3,114	(b)	Five Below Inc	586,553
43,019		Home Depot Inc/The	14,802,838
5,691		JD.com Inc, ADR	163,332
29,953		Lowe’s Cos Inc	7,223,465
5,158		Macy’s Inc	113,734
173	(b)	MercadoLibre Inc	348,467
9,205		Williams-Sonoma Inc	1,643,921

		TOTAL CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL	96,482,989

		CONSUMER DURABLES & APPAREL - 0.6%
32,919		KB Home	1,856,961
6,689		Kontoor Brands Inc	408,631
17,389		Lennar Corp, Class A	1,787,589

28

SHARES		DESCRIPTION	VALUE

		CONSUMER DURABLES & APPAREL (continued)
5,366	(b)	Lululemon Athletica Inc	$1,115,108
14,133	(b)	Mattel Inc	280,399
6,048		Polaris Inc	382,536
16,014		Toll Brothers Inc	2,165,413
6,182	(b)	TopBuild Corp	2,579,069

		TOTAL CONSUMER DURABLES & APPAREL	10,575,706

		CONSUMER SERVICES - 1.4%
1,752		Booking Holdings Inc	9,382,538
44,513	(b)	DraftKings Inc, Class A	1,533,918
23,509		Marriott International Inc/MD, Class A	7,293,432
1,324		Restaurant Brands International Inc	90,337
50,328		Starbucks Corp	4,238,121

		TOTAL CONSUMER SERVICES	22,538,346

		CONSUMER STAPLES DISTRIBUTION & RETAIL - 1.8%
1,136	(b)	BJ’s Wholesale Club Holdings Inc	102,274
4,507		Casey’s General Stores Inc	2,491,064
15,982		Costco Wholesale Corp	13,781,918
15,913	(b)	US Foods Holding Corp	1,198,567
104,919		Walmart Inc	11,689,026

		TOTAL CONSUMER STAPLES DISTRIBUTION & RETAIL	29,262,849

		ENERGY - 2.8%
75,459		Cenovus Energy Inc	1,276,766
1,124		Cheniere Energy Inc	218,494
87,658		Chevron Corp	13,359,956
9,675	(b)	CNX Resources Corp	355,750
64,103		ConocoPhillips	6,000,682
3,176		Enbridge Inc	151,908
155,487		Exxon Mobil Corp	18,711,306
78,401		Halliburton Co	2,215,612
28,016		Marathon Petroleum Corp	4,556,242
2,933		National Fuel Gas Co	234,816
4,558		Ovintiv Inc	178,628
5,538		TC Energy Corp	304,645

		TOTAL ENERGY	47,564,805

		EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.9%
79,833		American Homes 4 Rent, Class A	2,562,639
24,191		American Tower Corp	4,247,214
55,269		CubeSmart	1,992,448
3,618		Gaming and Leisure Properties Inc	161,688
24,849		Lamar Advertising Co, Class A	3,145,386
8,339		Sabra Health Care REIT Inc	157,941
1,423		Sun Communities Inc	176,324
90,581		Weyerhaeuser Co	2,145,864

		TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)	14,589,504

		FINANCIAL SERVICES - 8.1%
65,667	(b)	Berkshire Hathaway Inc, Class B	33,007,518
38,742	(b)	Block Inc	2,521,717
80,556		Brookfield Corp	3,696,715
38,024		Capital One Financial Corp	9,215,497
71,247		Charles Schwab Corp/The	7,118,288
21,911		CME Group Inc	5,983,456
44,488		Intercontinental Exchange Inc	7,205,276
53,619		Jefferies Financial Group Inc	3,322,769
40,283		KKR & Co Inc	5,135,277
2,640		LPL Financial Holdings Inc	942,929
18,125		Mastercard Inc, Class A	10,347,200
48,313		MGIC Investment Corp	1,411,706
8,344		MSCI Inc	4,787,203
55,304		PayPal Holdings Inc	3,228,647
17,437		S&P Global Inc	9,112,402
89,957		SLM Corp	2,434,236

29

Portfolio of Investments December 31, 2025 (continued)

BXMX

SHARES		DESCRIPTION	VALUE

		FINANCIAL SERVICES (continued)
75,786		Visa Inc, Class A	$26,578,908

		TOTAL FINANCIAL SERVICES	136,049,744

		FOOD, BEVERAGE & TOBACCO - 2.1%
97,912		Altria Group Inc	5,645,606
27,399		British American Tobacco PLC, Sponsored ADR	1,551,331
201,946		Coca-Cola Co/The	14,118,045
8,420		Coca-Cola Europacific Partners PLC	763,694
132,012		Mondelez International Inc, Class A	7,106,206
80,074	(b)	Monster Beverage Corp	6,139,274
4,119	(b)	Post Holdings Inc	407,987

		TOTAL FOOD, BEVERAGE & TOBACCO	35,732,143

		HEALTH CARE EQUIPMENT & SERVICES - 3.5%
82,248		Abbott Laboratories	10,304,852
19,198		Alcon AG	1,512,994
81,790	(b)	Boston Scientific Corp	7,798,676
14,642		Cigna Group/The	4,029,918
14,592		Elevance Health Inc	5,115,226
17,942		GE HealthCare Technologies Inc	1,471,603
13,749		HCA Healthcare Inc	6,418,858
5,942	(b)	IDEXX Laboratories Inc	4,019,941
70,836		Medtronic PLC	6,804,506
33,860		UnitedHealth Group Inc	11,177,525
638	(b)	Veeva Systems Inc, Class A	142,421

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	58,796,520

		HOUSEHOLD & PERSONAL PRODUCTS - 1.0%
15,340	(b)	BellRing Brands Inc	410,038
117,126		Procter & Gamble Co/The	16,785,327

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	17,195,365

		INSURANCE - 2.1%
28,004		Allstate Corp/The	5,829,033
30,964		Arthur J Gallagher & Co	8,013,173
1,414		F&G Annuities & Life Inc	43,622
23,577		Fidelity National Financial Inc	1,287,068
38,545		Hartford Insurance Group Inc/The	5,311,501
9,393		Lincoln National Corp	418,270
3,360		RenaissanceRe Holdings Ltd	944,698
29,077		Travelers Cos Inc/The	8,434,075
76,710		W R Berkley Corp	5,378,905

		TOTAL INSURANCE	35,660,345

		MATERIALS - 1.4%
9,313		Avery Dennison Corp	1,693,848
33,954		Barrick Mining Corp	1,478,697
52,881		Corteva Inc	3,544,613
7,888		Crown Holdings Inc	812,227
24,938		Eastman Chemical Co	1,591,793
8,265		Martin Marietta Materials Inc	5,146,285
20,588		Nucor Corp	3,358,109
27,596		Nutrien Ltd	1,703,225
10,656		Olin Corp	221,964
14,399		RPM International Inc	1,497,496
7,073	(b)	Solstice Advanced Materials Inc	343,606
5,718		Sonoco Products Co	249,534
8,697		Southern Copper Corp	1,247,759

		TOTAL MATERIALS	22,889,156

		MEDIA & ENTERTAINMENT - 9.9%
156,048		Alphabet Inc, Class A	48,843,024
164,297		Alphabet Inc, Class C	51,556,399
69,342		Meta Platforms Inc	45,771,961
166,020	(b)	Netflix Inc	15,566,035
17,899		New York Times Co/The, Class A	1,242,548
56,129		News Corp, Class A	1,466,089

30

SHARES		DESCRIPTION	VALUE

		MEDIA & ENTERTAINMENT (continued)
15,334	(b)	Roku Inc	$1,663,586

		TOTAL MEDIA & ENTERTAINMENT	166,109,642

		PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 6.0%
62,652		AbbVie Inc	14,315,355
2,908	(b)	Alnylam Pharmaceuticals Inc	1,156,366
22,960		Amgen Inc	7,515,038
26,277		Eli Lilly & Co	28,239,366
639	(b)	Exact Sciences Corp	64,897
54,740		Gilead Sciences Inc	6,718,788
5,278	(b)	ICON PLC	961,757
84,109		Johnson & Johnson	17,406,358
103,585		Merck & Co Inc	10,903,357
30,271	(b)	Teva Pharmaceutical Industries Ltd, Sponsored ADR	944,758
20,510		Thermo Fisher Scientific Inc	11,884,519

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	100,110,559

		REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1%
26,573	(b)	CoStar Group Inc	1,786,769

		TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT	1,786,769

		SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 14.5%
57,170	(b)	Advanced Micro Devices Inc	12,243,527
42,222		Applied Materials Inc	10,850,632
142,475		Broadcom Inc	49,310,597
13,859		Entegris Inc	1,167,621
69,789		Lam Research Corp	11,946,481
13,515		Marvell Technology Inc	1,148,505
41,399		Micron Technology Inc	11,815,689
710,107		NVIDIA Corp	132,434,955
9,955		NXP Semiconductors NV	2,160,832
32,082	(b)	ON Semiconductor Corp	1,737,240
50,975		QUALCOMM Inc	8,719,274

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	243,535,353

		SOFTWARE & SERVICES - 10.3%
18,575	(b)	Adobe Inc	6,501,064
20,604	(b)	Akamai Technologies Inc	1,797,699
7,812	(b)	Atlassian Corp, Class A	1,266,637
15,194	(b)	Autodesk Inc	4,497,576
6,521	(b)	Check Point Software Technologies Ltd	1,210,037
226,495		Microsoft Corp	109,537,512
61,296		Oracle Corp	11,947,203
68,388	(b)	Palantir Technologies Inc, Class A	12,155,967
39,369		Salesforce Inc	10,429,242
49,195	(b)	ServiceNow Inc	7,536,182
6,661	(b)	Shopify Inc, Class A	1,072,221
14,844		VeriSign Inc	3,606,350
10,368	(b)	Zoom Communications Inc	894,655

		TOTAL SOFTWARE & SERVICES	172,452,345

		TECHNOLOGY HARDWARE & EQUIPMENT - 8.8%
438,720		Apple Inc	119,270,419
20,728		CDW Corp/DE	2,823,154
14,471	(b)	Ciena Corp	3,384,333
184,635		Cisco Systems Inc	14,222,434
20,790		Dell Technologies Inc, Class C	2,617,045
37,851	(b)	Flex Ltd	2,286,957
9,561	(b)	Lumentum Holdings Inc	3,524,089
11,943		Telefonaktiebolaget LM Ericsson, Sponsored ADR	115,250

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	148,243,681

		TELECOMMUNICATION SERVICES - 0.4%
157,261		Verizon Communications Inc	6,405,241

		TOTAL TELECOMMUNICATION SERVICES	6,405,241

31

Portfolio of Investments December 31, 2025 (continued)

BXMX

SHARES		DESCRIPTION	VALUE

		TRANSPORTATION - 1.0%
23,404		Canadian Pacific Kansas City Ltd	$1,723,236
21,947		Norfolk Southern Corp	6,336,538
4,763	(b)	Saia Inc	1,555,215
72,916	(b)	Uber Technologies Inc	5,957,966
11,335	(b)	XPO Inc	1,540,540

		TOTAL TRANSPORTATION	17,113,495

		UTILITIES - 1.9%
62,536		Ameren Corp	6,244,845
12,874		Atmos Energy Corp	2,158,069
53,103		Evergy Inc	3,849,437
72,797		NextEra Energy Inc	5,844,143
52,512		OGE Energy Corp	2,242,262
44,482		Pinnacle West Capital Corp	3,945,553
76,155		WEC Energy Group Inc	8,031,306

		TOTAL UTILITIES	32,315,615

		TOTAL COMMON STOCKS (Cost $330,939,407)	1,661,812,349

		TOTAL LONG-TERM INVESTMENTS (Cost $330,939,407)	1,661,812,349

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		SHORT-TERM INVESTMENTS - 3.4%
		REPURCHASE AGREEMENTS - 3.4%
$ 56,025,000	(c)	Fixed Income Clearing Corporation	3.780%	01/02/26	56,025,000

		TOTAL REPURCHASE AGREEMENTS (Cost $56,025,000)			56,025,000

		TOTAL SHORT-TERM INVESTMENTS (Cost $56,025,000)			56,025,000

		TOTAL INVESTMENTS - 102.5% (Cost $386,964,407)			1,717,837,349

		OTHER ASSETS & LIABILITIES, NET - (2.5)%			(41,448,582)

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$1,676,388,767

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s

(a)	The Fund may designate up to 100% of its common stock investments to cover outstanding options written.
(b)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(c)

Agreement with Fixed Income Clearing Corporation, 3.780% dated 12/31/25 to be repurchased at $56,036,765 on 1/2/26, collateralized by Government Agency Securities, with coupon rate 2.125% and maturity date 2/15/41, valued at $57,145,610.

Investments in Derivatives

Options Written

Type	Description(a)	Number of Contracts	Notional Amount (b)	Exercise Price	Expiration Date	Value
Call	S&P 500 Index	(266)	$(180,880,000)	$6,800	1/16/26	$(2,738,470)
Call	S&P 500 Index	(266)	(191,520,000)	7,200	1/16/26	(11,970)
Call	S&P 500 Index	(266)	(183,540,000)	6,900	1/30/26	(2,098,740)
Call	S&P 500 Index	(266)	(186,200,000)	7,000	1/30/26	(945,630)
Call	S&P 500 Index	(266)	(183,540,000)	6,900	2/20/26	(3,092,250)
Call	S&P 500 Index	(532)	(372,400,000)	7,000	2/20/26	(3,577,700)
Call	S&P 500 Index	(267)	(189,570,000)	7,100	3/20/26	(1,947,765)
Call	S&P 500 Index	(266)	(188,860,000)	7,100	3/31/26	(2,279,620)

Total Options Written (premiums received $21,003,636)		(2,395)	$(1,676,510,000)			$(16,692,145)

(a)	Exchange-traded, unless otherwise noted.
(b)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

32

Portfolio of Investments December 31, 2025

DIAX

SHARES		DESCRIPTION	VALUE

		LONG-TERM INVESTMENTS - 100.6%
		COMMON STOCKS - 98.8%
		BANKS - 4.1%
78,080		JPMorgan Chase & Co	$25,158,938

		TOTAL BANKS	25,158,938

		CAPITAL GOODS - 14.5%
78,080		3M Co	12,500,608
78,080	(a),(b)	Boeing Co/The	16,952,729
78,080		Caterpillar Inc	44,729,690
78,080		Honeywell International Inc	15,232,627

		TOTAL CAPITAL GOODS	89,415,654

		CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 7.3%
78,080	(a),(b)	Amazon.com Inc	18,022,425
78,080		Home Depot Inc/The	26,867,328

		TOTAL CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL	44,889,753

		CONSUMER DURABLES & APPAREL - 0.8%
78,080		NIKE Inc, Class B	4,974,477

		TOTAL CONSUMER DURABLES & APPAREL	4,974,477

		CONSUMER SERVICES - 3.9%
78,080		McDonald’s Corp	23,863,590

		TOTAL CONSUMER SERVICES	23,863,590

		CONSUMER STAPLES DISTRIBUTION & RETAIL - 1.4%
78,080		Walmart Inc	8,698,893

		TOTAL CONSUMER STAPLES DISTRIBUTION & RETAIL	8,698,893

		ENERGY - 1.9%
78,080		Chevron Corp	11,900,173

		TOTAL ENERGY	11,900,173

		FINANCIAL SERVICES - 20.2%
78,080	(a)	American Express Co	28,885,696
77,966	(a)	Goldman Sachs Group Inc/The	68,532,114
78,080		Visa Inc, Class A	27,383,437

		TOTAL FINANCIAL SERVICES	124,801,247

		FOOD, BEVERAGE & TOBACCO - 0.9%
78,080		Coca-Cola Co/The	5,458,573

		TOTAL FOOD, BEVERAGE & TOBACCO	5,458,573

		HEALTH CARE EQUIPMENT & SERVICES - 4.2%
78,080		UnitedHealth Group Inc	25,774,989

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	25,774,989

		HOUSEHOLD & PERSONAL PRODUCTS - 1.8%
78,080		Procter & Gamble Co/The	11,189,645

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	11,189,645

		INSURANCE - 3.7%
78,080		Travelers Cos Inc/The	22,647,885

		TOTAL INSURANCE	22,647,885

		MATERIALS - 4.1%
78,080		Sherwin-Williams Co/The	25,300,262

		TOTAL MATERIALS	25,300,262

		MEDIA & ENTERTAINMENT - 1.4%
78,080		Walt Disney Co/The	8,883,162

		TOTAL MEDIA & ENTERTAINMENT	8,883,162

		PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.1%
78,080	(a)	Amgen Inc	25,556,365
78,080		Johnson & Johnson	16,158,656
78,080		Merck & Co Inc	8,218,701

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	49,933,722

		SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.4%
78,080		NVIDIA Corp	14,561,920

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	14,561,920

33

Portfolio of Investments December 31, 2025 (continued)

DIAX

SHARES		DESCRIPTION					VALUE

		SOFTWARE & SERVICES - 13.2%
78,080		International Business Machines Corp					$23,128,077
78,080		Microsoft Corp					37,761,049
78,080		Salesforce Inc					20,684,173

		TOTAL SOFTWARE & SERVICES					81,573,299

		TECHNOLOGY HARDWARE & EQUIPMENT - 4.4%
78,080	(a)	Apple Inc					21,226,829
78,080		Cisco Systems Inc					6,014,502

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT					27,241,331

		TELECOMMUNICATION SERVICES - 0.5%
77,966		Verizon Communications Inc					3,175,555

		TOTAL TELECOMMUNICATION SERVICES					3,175,555

		TOTAL COMMON STOCKS (Cost $198,343,357)					609,443,068

SHARES		DESCRIPTION					VALUE

		EXCHANGE-TRADED FUNDS - 1.8%
34,000		Vanguard Total Stock Market ETF					11,399,180

		TOTAL EXCHANGE-TRADED FUNDS (Cost $9,680,827)					11,399,180

TYPE		DESCRIPTION(c)	NUMBER OF CONTRACTS	NOTIONAL AMOUNT(d)	EXERCISE PRICE	EXPIRATION DATE	VALUE

		OPTIONS PURCHASED - 0.0%
Put		S&P 500 Index	20	$11,000,000	$5,500	01/16/26	1,350

		TOTAL OPTIONS PURCHASED (Cost $10,447)	20	$11,000,000			1,350

		TOTAL LONG-TERM INVESTMENTS (Cost $208,034,631)					620,843,598

PRINCIPAL		DESCRIPTION			RATE	MATURITY	VALUE

		SHORT-TERM INVESTMENTS - 0.1%
		REPURCHASE AGREEMENTS - 0.1%
$ 773,350	(e)	Fixed Income Clearing Corporation			1.060%	01/02/26	773,351

		TOTAL REPURCHASE AGREEMENTS (Cost $773,351)					773,351

		TOTAL SHORT-TERM INVESTMENTS (Cost $773,351)					773,351

		TOTAL INVESTMENTS - 100.7% (Cost $208,807,982)					621,616,949

		OTHER ASSETS & LIABILITIES, NET - (0.7)%					(4,587,749)

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%					$617,029,200

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

ETF	Exchange-Traded Fund
S&P	Standard & Poor’s

(a)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.
(b)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(c)	Exchange-traded, unless otherwise noted.
(d)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.
(e)

Agreement with Fixed Income Clearing Corporation, 1.060% dated 12/31/25 to be repurchased at $773,396 on 1/2/26, collateralized by Government Agency Securities, with coupon rate 4.750% and maturity date 11/15/43, valued at $788,829.

34

Investments in Derivatives

Options Written

Type	Description(a)	Number of Contracts	Notional Amount (b)	Exercise Price	Expiration Date	Value

Call	S&P 500 Index	(360)	$(245,520,000)	$6,820	1/16/26	$(3,204,000)
Call	S&P 500 Index	(60)	(41,040,000)	6,840	1/16/26	(455,100)
Call	S&P 500 Index	(30)	(20,550,000)	6,850	1/16/26	(208,500)
Call	S&P 500 Index	(40)	(27,600,000)	6,900	1/16/26	(170,000)
Call	S&P 500 Index	(65)	(45,175,000)	6,950	1/16/26	(149,500)
Call	S&P 500 Index	(10)	(7,100,000)	7,100	1/30/26	(12,950)

Total Options Written (premiums received $5,181,458)		(565)	$(386,985,000)			$(4,200,050)

(a)	Exchange-traded, unless otherwise noted.
(b)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

35

Portfolio of Investments December 31, 2025

SPXX

SHARES		DESCRIPTION	VALUE

		LONG-TERM INVESTMENTS - 100.5%

		COMMON STOCKS - 98.7%

		AUTOMOBILES & COMPONENTS - 2.4%
773		Harley-Davidson Inc	$15,839
4,955	(a)	Rivian Automotive Inc, Class A	97,663
17,881	(a)	Tesla Inc	8,041,443

		TOTAL AUTOMOBILES & COMPONENTS	8,154,945

		BANKS - 4.2%
31,831		Bank of America Corp	1,750,705
21,707		Citigroup Inc	2,532,990
83		First Citizens BancShares Inc/NC, Class A	178,133
4,818		First Horizon Corp	115,150
23,679		JPMorgan Chase & Co	7,629,848
158	(a)	Texas Capital Bancshares Inc	14,305
26,233		Wells Fargo & Co	2,444,916
126		Wintrust Financial Corp	17,617

		TOTAL BANKS	14,683,664

		CAPITAL GOODS - 6.2%
576		Acuity Inc	207,383
2,309		AGCO Corp	240,875
4,980	(a)	Archer Aviation Inc, Class A	37,450
15,208	(a)	Array Technologies Inc	140,218
3,455	(a)	Bloom Energy Corp, Class A	300,205
4,736	(a)	Boeing Co/The	1,028,280
1,968		BWX Technologies Inc	340,149
610		Carlisle Cos Inc	195,115
4,864		Caterpillar Inc	2,786,440
16,282		CNH Industrial NV	150,120
1,002		Curtiss-Wright Corp	552,372
2,937		Deere & Co	1,367,379
4,905		Eaton Corp PLC	1,562,292
829		EMCOR Group Inc	507,174
905		Esab Corp	101,107
1,790		GE Vernova Inc	1,169,890
2,898		General Electric Co	892,671
5,257		Graco Inc	430,916
1,487		HEICO Corp	481,178
8,483		Honeywell International Inc	1,654,948
5,979		Illinois Tool Works Inc	1,472,628
121		Lincoln Electric Holdings Inc	28,996
2,869		Lockheed Martin Corp	1,387,649
974	(a)	MasTec Inc	211,718
4,533	(a)	NEXTracker Inc, Class A	394,870
728	(a)	NuScale Power Corp	10,316
1,341		Oshkosh Corp	168,470
2,411		Owens Corning	269,815
15,700		RTX Corp	2,879,380
5,238	(a)	Shoals Technologies Group Inc, Class A	44,523
5,935	(a)	Sunrun Inc	109,204
498		Valmont Industries Inc	200,355
620		Watsco Inc	208,909

		TOTAL CAPITAL GOODS	21,532,995

		COMMERCIAL & PROFESSIONAL SERVICES - 0.4%
2,928		Booz Allen Hamilton Holding Corp	247,006
572	(a)	CACI International Inc, Class A	304,767
463	(a),(b)	Clarivate PLC	1,547
765	(a)	Clean Harbors Inc	179,377
2,669	(a)	GEO Group Inc/The	43,024
1,032		RB Global Inc	106,162
636		Science Applications International Corp	64,020
3,091		SS&C Technologies Holdings Inc	270,215

36

SHARES		DESCRIPTION	VALUE

		COMMERCIAL & PROFESSIONAL SERVICES (continued)
1,330		TransUnion	$114,048

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	1,330,166

		CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 5.7%
921	(a)	Abercrombie & Fitch Co, Class A	115,926
1,008		Academy Sports & Outdoors Inc	50,360
65,423	(a),(c)	Amazon.com Inc	15,100,937
817	(a)	AutoNation Inc	168,694
352	(a)	Carvana Co	148,551
1,107		Dick’s Sporting Goods Inc	219,153
4,159		Gap Inc/The	106,470
9,169		Home Depot Inc/The	3,155,053
334		Lithia Motors Inc	110,998
295		Murphy USA Inc	119,038
392	(a)	PDD Holdings Inc	44,449
148	(a)	RH	26,514
1,118	(a)	Urban Outfitters Inc	84,141
3,867	(a)	Valvoline Inc	112,375
1,347	(a)	Victoria’s Secret & Co	72,967
2,185	(a)	Wayfair Inc, Class A	219,396

		TOTAL CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL	19,855,022

		CONSUMER DURABLES & APPAREL - 0.7%
1,423		Cricut Inc, Class A	7,044
132		Installed Building Products Inc	34,239
8,362		KB Home	471,700
690	(a)	Mattel Inc	13,690
956		Meritage Homes Corp	62,905
10,432		NIKE Inc, Class B	664,623
4,125		Polaris Inc	260,906
4,598		Somnigroup International Inc	410,509
4,619	(a)	Taylor Morrison Home Corp	271,921
966		Toll Brothers Inc	130,623
63	(a)	TopBuild Corp	26,283
1,166		Whirlpool Corp	84,115

		TOTAL CONSUMER DURABLES & APPAREL	2,438,558

		CONSUMER SERVICES - 1.7%
3,780		Aramark	139,331
322		Booking Holdings Inc	1,724,416
2,469		Boyd Gaming Corp	210,457
540	(a)	Bright Horizons Family Solutions Inc	54,756
2,332	(a)	DraftKings Inc, Class A	80,361
2,771		Hyatt Hotels Corp	444,247
8,649		McDonald’s Corp	2,643,394
1,495		Papa John’s International Inc	57,542
1,598	(a)	Planet Fitness Inc	173,335
1,446		Service Corp International/US	112,745
234	(a)	Shake Shack Inc, Class A	18,994
832		Travel + Leisure Co	58,681
354		Wingstop Inc	84,425

		TOTAL CONSUMER SERVICES	5,802,684

		CONSUMER STAPLES DISTRIBUTION & RETAIL - 2.4%
2,446	(a)	BJ’s Wholesale Club Holdings Inc	220,213
399		Casey’s General Stores Inc	220,531
3,709		Costco Wholesale Corp	3,198,419
804	(a)	Performance Food Group Co	72,296
2,883	(a)	US Foods Holding Corp	217,148
39,905		Walmart Inc	4,445,816

		TOTAL CONSUMER STAPLES DISTRIBUTION & RETAIL	8,374,423

		ENERGY - 2.3%
6,029		Antero Midstream Corp	107,256
1,160	(a)	Antero Resources Corp	39,974
1,933		Cheniere Energy Inc	375,756

37

Portfolio of Investments December 31, 2025 (continued)

SPXX

SHARES		DESCRIPTION	VALUE

		ENERGY (continued)
18,056		Chevron Corp	$2,751,915
1,533		Core Natural Resources Inc	135,686
7,168		Exxon Mobil Corp	862,597
4,898		HF Sinclair Corp	225,700
3,278		Liberty Energy Inc	60,512
8,505		Magnolia Oil & Gas Corp, Class A	186,174
6,190		Marathon Petroleum Corp	1,006,680
13,027		Murphy Oil Corp	407,094
4,448		NOV Inc	69,522
11,839		Ovintiv Inc	463,970
748		PBF Energy Inc, Class A	20,286
4,587		Peabody Energy Corp	136,234
30,193		Permian Resources Corp, Class A	423,608
5,878		Range Resources Corp	207,258
1,349		Schlumberger NV	51,775
902		SM Energy Co	16,867
8,013		TechnipFMC PLC	357,059
419	(a)	Tidewater Inc	21,164
17,266	(a)	Transocean Ltd	71,308

		TOTAL ENERGY	7,998,395

		EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.1%
1,942		Agree Realty Corp	139,882
4,305		American Healthcare REIT Inc	202,593
6,110		American Homes 4 Rent, Class A	196,131
15,453		Brixmor Property Group Inc	405,178
10,830		CareTrust REIT Inc	391,613
6,840		Cousins Properties Inc	176,335
909		EastGroup Properties Inc	161,929
4,456		First Industrial Realty Trust Inc	255,195
1,489		Gaming and Leisure Properties Inc	66,544
220	(a)	Hudson Pacific Properties Inc	2,383
10,398		Independence Realty Trust Inc	181,757
2,204		Lamar Advertising Co, Class A	278,982
2,713		Macerich Co/The	50,082
11,223		NNN REIT Inc	444,768
5,127		Omega Healthcare Investors Inc	227,331
6,974		Phillips Edison & Co Inc	248,065
915		Ryman Hospitality Properties Inc	86,577
5,613		Sabra Health Care REIT Inc	106,310
497		SL Green Realty Corp	22,798
943		Sun Communities Inc	116,847

		TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)	3,761,300

		FINANCIAL SERVICES - 8.7%
1,210	(a)	Affirm Holdings Inc	90,060
5,039		AGNC Investment Corp	54,018
1,769		Ally Financial Inc	80,118
6,216		American Express Co	2,299,609
5,502		Annaly Capital Management Inc	123,025
14,405	(a),(c)	Berkshire Hathaway Inc, Class B	7,240,673
440	(a)	Coinbase Global Inc, Class A	99,502
4,051		Corebridge Financial Inc	122,219
5,354		Equitable Holdings Inc	255,118
3,758		Goldman Sachs Group Inc/The	3,303,282
4,159		Interactive Brokers Group Inc, Class A	267,465
8,522		Intercontinental Exchange Inc	1,380,223
495		LPL Financial Holdings Inc	176,799
7,283		Mastercard Inc, Class A	4,157,719
7,575		MGIC Investment Corp	221,341
14,152		Morgan Stanley	2,512,405
428		PennyMac Financial Services Inc	56,428
4,127		Radian Group Inc	148,531
3,553	(a)	Robinhood Markets Inc, Class A	401,844

38

SHARES		DESCRIPTION	VALUE

		FINANCIAL SERVICES (continued)
7,935		Rocket Cos Inc, Class A	$153,622
3,308		S&P Global Inc	1,728,728
6,433	(a)	SoFi Technologies Inc	168,416
2,490	(a)	StoneCo Ltd, Class A	36,827
1,550	(a)	Toast Inc, Class A	55,041
1,089		Tradeweb Markets Inc, Class A	117,111
813	(a)	Upstart Holdings Inc	35,552
909		Virtu Financial Inc, Class A	30,288
13,675		Visa Inc, Class A	4,795,959
1,567		Voya Financial Inc	116,726
4,411		XP Inc, Class A	72,208

		TOTAL FINANCIAL SERVICES	30,300,857

		FOOD, BEVERAGE & TOBACCO - 2.4%
824		Cal-Maine Foods Inc	65,566
2,834	(a)	Celsius Holdings Inc	129,627
45,400		Coca-Cola Co/The	3,173,914
857	(a)	Darling Ingredients Inc	30,852
646	(a)	Freshpet Inc	39,361
2,711		Ingredion Inc	298,915
16,058		PepsiCo Inc	2,304,644
12,140		Philip Morris International Inc	1,947,256
4,562		Pilgrim’s Pride Corp	177,872
2,671	(a)	Post Holdings Inc	264,563

		TOTAL FOOD, BEVERAGE & TOBACCO	8,432,570

		HEALTH CARE EQUIPMENT & SERVICES - 3.4%
17,710		Abbott Laboratories	2,218,886
22,962	(a)	Boston Scientific Corp	2,189,427
1,594	(a)	Doximity Inc, Class A	70,582
2,194		Encompass Health Corp	232,871
554	(a)	ICU Medical Inc	79,039
3,478	(a)	Intuitive Surgical Inc	1,969,800
1,861		McKesson Corp	1,526,560
665	(a)	Merit Medical Systems Inc	58,613
422	(a)	Penumbra Inc	131,204
1,758	(a)	Tenet Healthcare Corp	349,350
279	(a),(b)	TransMedics Group Inc	33,940
8,445		UnitedHealth Group Inc	2,787,779
1,305	(a)	Veeva Systems Inc, Class A	291,315

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	11,939,366

		HOUSEHOLD & PERSONAL PRODUCTS - 0.9%
1,085	(a)	BellRing Brands Inc	29,002
814	(a)	elf Beauty Inc	61,897
21,863		Procter & Gamble Co/The	3,133,186

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	3,224,085

		INSURANCE - 2.0%
5,538		Arthur J Gallagher & Co	1,433,179
633		Hanover Insurance Group Inc/The	115,693
191		Kinsale Capital Group Inc	74,704
117	(a)	Markel Group Inc	251,509
8,710		Marsh & McLennan Cos Inc	1,615,879
4,817		Old Republic International Corp	219,848
1,472	(a)	Oscar Health Inc, Class A	21,153
1,384		Primerica Inc	357,570
1,130		Reinsurance Group of America Inc	229,910
425		RenaissanceRe Holdings Ltd	119,493
1,301		RLI Corp	83,238
5,853		Travelers Cos Inc/The	1,697,721
7,327		Unum Group	567,843

		TOTAL INSURANCE	6,787,740

39

Portfolio of Investments December 31, 2025 (continued)

SPXX

SHARES		DESCRIPTION	VALUE

		MATERIALS - 1.1%
18,006		Amcor PLC	$150,170
5,193	(a)	Axalta Coating Systems Ltd	167,786
2,750		Cabot Corp	182,270
2,709	(a)	Coeur Mining Inc	48,302
4,037		Crown Holdings Inc	415,690
12,600		Element Solutions Inc	314,874
2,306		FMC Corp	31,984
4,699		Graphic Packaging Holding Co	70,767
14,383		Hecla Mining Co	276,010
1,509		Louisiana-Pacific Corp	121,867
351	(a)	Magnera Corp	5,314
6,441	(a),(b)	MP Materials Corp	325,399
148		NewMarket Corp	101,715
1,521		Olin Corp	31,682
540		Reliance Inc	155,990
2,666		Royal Gold Inc	592,625
3,355		RPM International Inc	348,920
1,171		Scotts Miracle-Gro Co/The	68,328
2,801		Southern Copper Corp	401,859

		TOTAL MATERIALS	3,811,552

		MEDIA & ENTERTAINMENT - 11.5%
43,418	(c)	Alphabet Inc, Class A	13,589,834
33,468		Alphabet Inc, Class C	10,502,258
16	(a)	AMC Entertainment Holdings Inc, Class A	25
200	(a)	Liberty Live Holdings Inc, Class A	16,300
1,078	(a)	Liberty Media Corp-Liberty Formula One, Class A	96,352
16,144		Meta Platforms Inc	10,656,493
33,730	(a)	Netflix Inc	3,162,525
2,472	(a)	Pinterest Inc, Class A	64,000
1,407	(a)	ROBLOX Corp, Class A	114,009
624	(a)	Roku Inc	67,698
702	(a)	Spotify Technology SA	407,658
12,015		Walt Disney Co/The	1,366,947

		TOTAL MEDIA & ENTERTAINMENT	40,044,099

		PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 6.2%
15,316	(c)	AbbVie Inc	3,499,553
2,460	(a)	Alkermes PLC	68,831
712	(a)	Bridgebio Pharma Inc	54,461
6,217		Eli Lilly & Co	6,681,286
1,324	(a)	Exact Sciences Corp	134,465
4,298	(a)	Exelixis Inc	188,381
70	(a)	GRAIL Inc	5,992
677	(a)	Ionis Pharmaceuticals Inc	53,557
17,711		Johnson & Johnson	3,665,291
385	(a)	Medpace Holdings Inc	216,235
22,833		Merck & Co Inc	2,403,402
48,692		Pfizer Inc	1,212,431
4,059		Royalty Pharma PLC	156,840
3,631		Thermo Fisher Scientific Inc	2,103,983
2,467	(a)	Vertex Pharmaceuticals Inc	1,118,439
864	(a)	Viking Therapeutics Inc	30,396

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	21,593,543

		REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.2%
1,199	(a)	Jones Lang LaSalle Inc	403,428
4,628	(a),(b)	Opendoor Technologies Inc	26,981
1,738	(a)	Zillow Group Inc, Class C	118,566

		TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT	548,975

		SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 14.0%
5,756		Analog Devices Inc	1,561,027
11,543	(c)	Applied Materials Inc	2,966,436
32,076	(c)	Broadcom Inc	11,101,504

40

SHARES		DESCRIPTION	VALUE

		SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (continued)
2,270		Entegris Inc	$191,247
3,353		Marvell Technology Inc	284,938
154,617	(c)	NVIDIA Corp	28,836,070
1,199	(a)	Qorvo Inc	101,327
9,952		QUALCOMM Inc	1,702,290
1,524	(a),(b)	Rigetti Computing Inc	33,757
675	(a)	Semtech Corp	49,741
9,931		Texas Instruments Inc	1,722,929
507		Universal Display Corp	59,207

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	48,610,473

		SOFTWARE & SERVICES - 8.8%
905	(a)	Adobe Inc	316,741
1,380	(a)	Box Inc, Class A	41,276
2,270	(a)	Cleanspark Inc	22,972
784	(a)	Cloudflare Inc, Class A	154,566
7,120	(a)	Dropbox Inc, Class A	197,936
3,584	(a),(b)	D-Wave Quantum Inc	93,722
4,340	(a)	Dynatrace Inc	188,096
501	(a)	Elastic NV	37,795
119	(a)	Guidewire Software Inc	23,920
2,290		Intuit Inc	1,516,942
523	(a)	Manhattan Associates Inc	90,641
2,706	(a),(b)	MARA Holdings Inc	24,300
49,985		Microsoft Corp	24,173,746
2,213	(a)	Nutanix Inc, Class A	114,390
13,632		Oracle Corp	2,657,013
1,003		Pegasystems Inc	59,899
1,198		Salesforce Inc	317,362
704	(a)	SentinelOne Inc, Class A	10,560
700	(a)	ServiceNow Inc	107,233
1,557	(a)	SoundHound AI Inc	15,523
535	(a)	Strategy Inc	81,293
470	(a)	Trade Desk Inc/The, Class A	17,841
2,674	(a)	Unity Software Inc	118,111
580	(a)	Varonis Systems Inc	19,024
399	(a)	Wix.com Ltd	41,452
684	(a)	Zscaler Inc	153,845

		TOTAL SOFTWARE & SERVICES	30,596,199

		TECHNOLOGY HARDWARE & EQUIPMENT - 9.1%
100,594	(c)	Apple Inc	27,347,485
392	(a)	Arrow Electronics Inc	43,191
311		Avnet Inc	14,953
2,456	(a)	Ciena Corp	574,385
42,550		Cisco Systems Inc	3,277,626
1,749	(a)	Coherent Corp	322,813
127	(a)	Fabrinet	57,820
1,286	(a)	Pure Storage Inc, Class A	86,175

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	31,724,448

		TELECOMMUNICATION SERVICES - 0.5%
1,065		Array Digital Infrastructure Inc	57,105
2,245	(a),(b)	AST SpaceMobile Inc	163,054
19,540	(a)	Lumen Technologies Inc	151,826
607		Telephone and Data Systems Inc	24,887
35,179		Verizon Communications Inc	1,432,841

		TOTAL TELECOMMUNICATION SERVICES	1,829,713

		TRANSPORTATION - 1.1%
917		Copa Holdings SA, Class A	110,599
910	(a)	GXO Logistics Inc	47,903
387	(a)	Saia Inc	126,363
9,956	(a)	Uber Technologies Inc	813,505
6,722		Union Pacific Corp	1,554,933

41

Portfolio of Investments December 31, 2025 (continued)

SPXX

SHARES	DESCRIPTION	VALUE

TRANSPORTATION (continued)
8,544	United Parcel Service Inc, Class B	$ 847,479
1,274	(a)	XPO Inc	173,149

TOTAL TRANSPORTATION	3,673,931

UTILITIES - 1.7%
2,004	Black Hills Corp	139,118
5,398	Brookfield Renewable Corp	206,959
19,411	Clearway Energy Inc, Class C	645,610
15,612	Duke Energy Corp	1,829,883
11,228	Essential Utilities Inc	430,706
6,651	(a)	Hawaiian Electric Industries Inc	81,807
5,795	IDACORP Inc	733,415
2,069	New Jersey Resources Corp	95,422
19,490	OGE Energy Corp	832,223
815	Otter Tail Corp	65,860
69	Southwest Gas Holdings Inc	5,521
3,370	TXNM Energy Inc	198,426
14,191	UGI Corp	531,169

TOTAL UTILITIES	5,796,119

TOTAL COMMON STOCKS (Cost $73,170,425)	342,845,822

SHARES	DESCRIPTION	VALUE

EXCHANGE-TRADED FUNDS - 1.8%
5,800	SPDR S&P 500 ETF Trust	3,955,136
6,700	Vanguard Total Stock Market ETF	2,246,309

TOTAL EXCHANGE-TRADED FUNDS (Cost $5,380,215)	6,201,445

TYPE	DESCRIPTION(d)	NUMBER OF CONTRACTS	NOTIONAL AMOUNT(e)	EXERCISE PRICE	EXPIRATION DATE	VALUE

OPTIONS PURCHASED - 0.0%
Put	S&P 500 Index	10	$ 5,500,000	$ 5,500	01/16/26	675

TOTAL OPTIONS PURCHASED (Cost $5,223)	10	$ 5,500,000	675

SHARES	DESCRIPTION	VALUE

WARRANTS - 0.0%

REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.0%
154	(b)	Opendoor Technologies Inc	139
154	(b)	Opendoor Technologies Inc	80
154	(b)	Opendoor Technologies Inc	61

TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT	280

TOTAL WARRANTS (Cost $0)	280

TOTAL LONG-TERM INVESTMENTS (Cost $78,555,863)	349,048,222

SHARES	DESCRIPTION	RATE	VALUE

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING - 0.2%
716,185	(f)	State Street Navigator Securities Lending Government Money Market Portfolio	3.830%(g)	716,185

TOTAL INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING (Cost $716,185)	716,185

42

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		SHORT-TERM INVESTMENTS - 0.2%
		REPURCHASE AGREEMENTS - 0.2%
$ 705,671	(h)	Fixed Income Clearing Corporation	1.060%	01/02/26	$705,671

		TOTAL REPURCHASE AGREEMENTS (Cost $705,671)			705,671
		TOTAL SHORT-TERM INVESTMENTS (Cost $705,671)			705,671
		TOTAL INVESTMENTS - 100.9% (Cost $79,977,719)			350,470,078
		OTHER ASSETS & LIABILITIES, NET - (0.9)%			(3,094,987)
		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$347,375,091

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s
SPDR	Standard & Poor’s Depositary Receipt
(a)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(b)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the fiscal period was $691,715.
(c)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.
(d)	Exchange-traded, unless otherwise noted.
(e)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.
(f)	Investments made with cash collateral received from securities on loan.
(g)	The rate shown is the one-day yield as of the end of the reporting period.
(h)

Agreement with Fixed Income Clearing Corporation, 1.060% dated 12/31/25 to be repurchased at $705,713 on 1/2/26, collateralized by Government Agency Securities, with coupon rate 4.750% and maturity date 11/15/43, valued at $719,813.

Investments in Derivatives

Options Written

Type	Description(a)	Number of Contracts	Notional Amount (b)	Exercise Price	Expiration Date	Value

Call	Meta Platforms Inc	(50)	$(3,500,000)	$700	1/16/26	$(9,500)
Call	S&P 500 Index	(180)	(122,760,000)	6,820	1/16/26	(1,602,000)
Call	S&P 500 Index	(30)	(20,520,000)	6,840	1/16/26	(227,550)
Call	S&P 500 Index	(25)	(17,125,000)	6,850	1/16/26	(173,750)
Call	S&P 500 Index	(30)	(20,700,000)	6,900	1/16/26	(127,500)
Call	S&P 500 Index	(40)	(27,800,000)	6,950	1/16/26	(92,000)
Call	S&P 500 Index	(10)	(7,100,000)	7,100	1/30/26	(12,950)

Total Options Written (premiums received $2,816,293)		(365)	$(219,505,000)			$(2,245,250)

(a)	Exchange-traded, unless otherwise noted.
(b)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

43

Portfolio of Investments December 31, 2025

QQQX

SHARES		DESCRIPTION	VALUE

		LONG-TERM INVESTMENTS - 100.6%
		COMMON STOCKS - 98.7%
		AUTOMOBILES & COMPONENTS - 4.2%
40,233		Ford Motor Co	$527,857
4,110		Lear Corp	471,006
139,181	(a)	Tesla Inc	62,592,479

		TOTAL AUTOMOBILES & COMPONENTS	63,591,342

		CAPITAL GOODS - 2.5%
7,468		3M Co	1,195,627
89,008	(a)	Archer Aviation Inc, Class A	669,340
1,460		Carpenter Technology Corp	459,666
9,138		Caterpillar Inc	5,234,886
3,812	(a)	Enovix Corp	27,866
7,764		Fortive Corp	428,650
12,364		GE Vernova Inc	8,080,739
30,184		General Electric Co	9,297,578
584		HEICO Corp	188,977
2,990		Howmet Aerospace Inc	613,010
10,196	(a),(b)	Intuitive Machines Inc	165,481
19,436	(a)	NuScale Power Corp	275,408
123,983	(a),(b)	Plug Power Inc	244,247
25,688	(a)	Redwire Corp	195,229
38,265	(a)	Richtech Robotics Inc, Class B	123,596
10,300	(a)	Rocket Lab Corp	718,528
7,632		Rockwell Automation Inc	2,969,382
116		TransDigm Group Inc	154,263
4,996		United Rentals Inc	4,043,363
5,734		Vertiv Holdings Co, Class A	928,965
1,390		WW Grainger Inc	1,402,579

		TOTAL CAPITAL GOODS	37,417,380

		COMMERCIAL & PROFESSIONAL SERVICES - 0.4%
9,256	(a),(b)	BlackSky Technology Inc	173,550
2,933		Booz Allen Hamilton Holding Corp	247,428
11,688	(a)	Planet Labs PBC	230,487
19,119		Robert Half Inc	519,272
21,890		Tetra Tech Inc	734,191
9,596		Veralto Corp	957,489
7,562		Waste Connections Inc	1,326,072
9,915		Waste Management Inc	2,178,425

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	6,366,914

		CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 6.6%
319,017	(a),(c)	Amazon.com Inc	73,635,504
940	(a)	AutoZone Inc	3,188,010
1,817	(a)	Burlington Stores Inc	524,840
1,711	(a)	Carvana Co	722,076
52,348	(a)	Coupang Inc	1,234,889
8,039		Dick’s Sporting Goods Inc	1,591,481
16,562		eBay Inc	1,442,550
4,795	(a)	MercadoLibre Inc	9,658,377
14,611	(a)	Ollie’s Bargain Outlet Holdings Inc	1,601,512
7,621		Pool Corp	1,743,304
181	(a),(b)	Savers Value Village Inc	1,691
22,853		TJX Cos Inc/The	3,510,449
7,355		Tractor Supply Co	367,824
6,382		Williams-Sonoma Inc	1,139,761

		TOTAL CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL	100,362,268

		CONSUMER DURABLES & APPAREL - 0.1%
16,176	(a)	Deckers Outdoor Corp	1,676,966

		TOTAL CONSUMER DURABLES & APPAREL	1,676,966

44

SHARES		DESCRIPTION	VALUE

		CONSUMER SERVICES - 3.2%
6,160		Booking Holdings Inc	32,988,833
87,000	(a)	Chipotle Mexican Grill Inc	3,219,000
10,528		Darden Restaurants Inc	1,937,362
297		Domino’s Pizza Inc	123,795
26,996		Hilton Worldwide Holdings Inc	7,754,601
27,123	(a)	Serve Robotics Inc	281,537
10,345		Service Corp International/US	806,600
25,026	(a),(b)	Sweetgreen Inc, Class A	169,176
1,912		Wingstop Inc	455,993

		TOTAL CONSUMER SERVICES	47,736,897

		CONSUMER STAPLES DISTRIBUTION & RETAIL - 2.4%
25,248	(a)	BJ’s Wholesale Club Holdings Inc	2,273,077
2,618		Casey’s General Stores Inc	1,446,995
1,615		Dollar General Corp	214,424
145,319	(a)	HF Foods Group Inc	312,436
35,707		Kroger Co/The	2,230,973
27,218	(a)	Maplebear Inc	1,224,266
22,357	(a)	Performance Food Group Co	2,010,341
25,877	(a)	Sprouts Farmers Market Inc	2,061,621
8,486		Sysco Corp	625,333
10,413		Target Corp	1,017,871
46,686	(a)	US Foods Holding Corp	3,516,389
179,119		Walmart Inc	19,955,648

		TOTAL CONSUMER STAPLES DISTRIBUTION & RETAIL	36,889,374

		ENERGY - 0.4%
803	(a)	Centrus Energy Corp, Class A	194,936
4,902	(a)	Clean Energy Fuels Corp	10,294
23,925	(a)	Energy Fuels Inc/Canada	347,870
15,890		EQT Corp	851,704
7,568		Exxon Mobil Corp	910,733
36,559	(a)	Sable Offshore Corp	329,762
5,484		Select Water Solutions Inc	57,692
1,999		Solaris Energy Infrastructure Inc	91,894
53,009		TechnipFMC PLC	2,362,081
1,269		Texas Pacific Land Corp	364,482
15,225	(a)	Uranium Energy Corp	177,828

		TOTAL ENERGY	5,699,276

		EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.1%
4,108		Americold Realty Trust Inc	52,829
55,254		CubeSmart	1,991,907

		TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)	2,044,736

		FINANCIAL SERVICES - 2.4%
5,861	(a)	Berkshire Hathaway Inc, Class B	2,946,032
666	(a)	Coinbase Global Inc, Class A	150,609
11,527		Jack Henry & Associates Inc	2,103,447
8,130		Mastercard Inc, Class A	4,641,254
8,682		Moody’s Corp	4,435,200
19,418		Morgan Stanley	3,447,277
143,943		PayPal Holdings Inc	8,403,392
9,170	(a)	Robinhood Markets Inc, Class A	1,037,127
8,050		Rocket Cos Inc, Class A	155,848
3,079		S&P Global Inc	1,609,055
11,343		SEI Investments Co	930,353
11,700	(a)	Toast Inc, Class A	415,467
17,825		Visa Inc, Class A	6,251,406

		TOTAL FINANCIAL SERVICES	36,526,467

		FOOD, BEVERAGE & TOBACCO - 2.0%
77,465	(a)	Beyond Meat Inc	63,521
70,834	(a)	Bridgford Foods Corp	552,505
49,597	(b)	Brown-Forman Corp, Class B	1,292,498
10,507		Cal-Maine Foods Inc	836,042

45

Portfolio of Investments December 31, 2025 (continued)

QQQX

SHARES		DESCRIPTION	VALUE

		FOOD, BEVERAGE & TOBACCO (continued)
42,479	(a)	Celsius Holdings Inc	$1,942,990
1,900		Coca-Cola Consolidated Inc	291,270
12,785		Conagra Brands Inc	221,308
4,472		Constellation Brands Inc, Class A	616,957
42,135	(a)	Freshpet Inc	2,567,286
8,015		Hershey Co/The	1,458,570
242,394	(a)	Monster Beverage Corp	18,584,348
17,322		The Campbell’s Company	482,764
16,394	(a)	Vital Farms Inc	523,624

		TOTAL FOOD, BEVERAGE & TOBACCO	29,433,683

		HEALTH CARE EQUIPMENT & SERVICES - 1.5%
26,882		Abbott Laboratories	3,368,046
111,934	(a)	agilon health Inc	77,089
2,837		Becton Dickinson & Co	550,577
50,911	(a)	Boston Scientific Corp	4,854,364
72,609	(a)	Butterfly Network Inc	275,914
9,791		Cardinal Health Inc	2,012,050
845		Cencora Inc	285,399
768		Embecta Corp	9,124
17,206	(a),(b)	Hims & Hers Health Inc	558,679
17,865	(a),(b)	LENSAR Inc	207,770
4,308		McKesson Corp	3,533,809
313	(a)	Novocure Ltd	4,047
5,045	(a)	STAAR Surgical Co	116,489
19,914		Stryker Corp	6,999,174
5,222	(a)	Tandem Diabetes Care Inc	114,779
695	(a),(b)	TransMedics Group Inc	84,547
1	(a)	Venus Concept Inc	1

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	23,051,858

		HOUSEHOLD & PERSONAL PRODUCTS - 0.1%
51,011		Kenvue Inc	879,940

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	879,940

		INSURANCE - 0.1%
10,152	(a),(b)	Lemonade Inc	722,619
1,077		Progressive Corp/The	245,255

		TOTAL INSURANCE	967,874

		MATERIALS - 0.4%
38,281	(a)	American Battery Technology Co	127,859
3,136		Anglogold Ashanti Plc	267,438
4,212		Ball Corp	223,110
13,576		CF Industries Holdings Inc	1,049,968
6,845	(a),(b)	comScore Inc	44,492
42,973	(a),(b)	Critical Metals Corp	298,233
20,612		Hecla Mining Co	395,544
11,822	(a)	MP Materials Corp	597,247
13,243		Newmont Corp	1,322,314
47,721	(a)	NioCorp Developments Ltd	252,921
51,256	(a),(b)	PureCycle Technologies Inc	440,289
3,839		Sherwin-Williams Co/The	1,243,951
110,579		Tronox Holdings PLC	461,114

		TOTAL MATERIALS	6,724,480

		MEDIA & ENTERTAINMENT - 14.3%
234,577	(c)	Alphabet Inc, Class A	73,422,601
166,170	(c)	Alphabet Inc, Class C	52,144,146
415	(a)	AMC Entertainment Holdings Inc, Class A	648
9,901		Cinemark Holdings Inc	230,099
521,346		Comcast Corp, Class A	15,583,032
6,058	(a)	EchoStar Corp, Class A	658,505
37,076		Fox Corp, Class A	2,709,143
12,565	(a)	Liberty Media Corp-Liberty Formula One, Class C	1,237,778
12,499	(a)	Live Nation Entertainment Inc	1,781,108

46

SHARES		DESCRIPTION	VALUE

		MEDIA & ENTERTAINMENT (continued)
37,991		Match Group Inc	$1,226,730
78,458		Meta Platforms Inc	51,789,341
25,957		New York Times Co/The, Class A	1,801,935
6,270		News Corp, Class B	185,780
34,128		Omnicom Group Inc	2,755,836
80,688		Paramount Skydance Corp	1,081,219
2,330	(a)	Reddit Inc, Class A	535,597
21,177	(a)	ROBLOX Corp, Class A	1,715,972
7,680	(a)	Roku Inc	833,203
14,585	(a),(b)	Rumble Inc	92,177
42,393	(b)	Saga Communications Inc, Class A	483,704
6,037	(a)	Spotify Technology SA	3,505,746
9,491		TKO Group Holdings Inc	1,983,619

		TOTAL MEDIA & ENTERTAINMENT	215,757,919

		PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 3.9%
12,612		Agilent Technologies Inc	1,716,115
66,016	(c)	Amgen Inc	21,607,697
803	(a)	Arcus Biosciences Inc	19,135
284	(a)	Arvinas Inc	3,368
2,642	(a)	Capricor Therapeutics Inc	76,248
4,646	(a)	Charles River Laboratories International Inc	926,784
431	(a)	Cidara Therapeutics Inc	95,204
16,193		Danaher Corp	3,706,902
2,706		Eli Lilly & Co	2,908,084
5,556	(a)	Exelixis Inc	243,519
172,825		Gilead Sciences Inc	21,212,541
11,370	(a),(b)	Humacyte Inc	10,921
13,603	(a)	Insmed Inc	2,367,466
1,618	(a)	Madrigal Pharmaceuticals Inc	942,226
632	(a)	Natera Inc	144,785
5,971	(a)	Olema Pharmaceuticals Inc	149,275
113,549	(a),(b)	Recursion Pharmaceuticals Inc, Class A	464,415
6,244	(a)	Revolution Medicines Inc	497,335
7,842	(a)	Tarsus Pharmaceuticals Inc	642,103
40,864	(a)	Vaxcyte Inc	1,885,465

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	59,619,588

		SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 24.3%
159,321	(a)	Advanced Micro Devices Inc	34,120,185
3,223	(a),(b)	Aehr Test Systems	65,072
10,295		Amkor Technology Inc	406,447
93,667	(c)	Analog Devices Inc	25,402,490
165,056	(c)	Applied Materials Inc	42,417,742
2,212	(a)	Astera Labs Inc	367,988
22,644	(a)	Atomera Inc	50,043
197,219		Broadcom Inc	68,257,496
16,905	(a)	Credo Technology Group Holding Ltd	2,432,461
7,479	(a)	Enphase Energy Inc	239,702
7,873		Entegris Inc	663,300
6,091	(a)	First Solar Inc	1,591,152
6,866	(a)	Lattice Semiconductor Corp	505,200
13,569	(a)	MACOM Technology Solutions Holdings Inc	2,324,098
6,123		Monolithic Power Systems Inc	5,549,642
50,196	(a)	Navitas Semiconductor Corp	358,400
812,732	(c)	NVIDIA Corp	151,574,518
2,398	(a)	Onto Innovation Inc	378,548
11,574		Power Integrations Inc	411,340
140,959		QUALCOMM Inc	24,111,037
14,337	(a)	Rigetti Computing Inc	317,565
13,523	(a)	Semtech Corp	996,510
9,889	(a)	Silicon Laboratories Inc	1,292,492
1,964	(a)	SiTime Corp	693,665

47

Portfolio of Investments December 31, 2025 (continued)

QQQX

SHARES		DESCRIPTION	VALUE

		SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (continued)
9,085		Taiwan Semiconductor Manufacturing Co Ltd, Sponsored ADR	$2,760,841

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	367,287,934

		SOFTWARE & SERVICES - 16.0%
48,868	(a)	Adobe Inc	17,103,311
1,868	(a)	Appfolio Inc, Class A	434,590
8,474	(a),(b)	Applied Digital Corp	207,782
137,623	(a)	Aurora Innovation Inc	528,472
52,492	(a)	Autodesk Inc	15,538,157
70,744	(a),(b)	BigBear.ai Holdings Inc	382,018
225,432	(a),(b)	Bit Digital Inc	426,066
31,150	(a),(b)	Bitdeer Technologies Group, Class A	349,191
64,416	(a),(b)	C3.ai Inc, Class A	868,328
7,835	(a)	Cerence Inc	83,756
42,639	(a)	Cipher Mining Inc	629,352
3,132	(a)	Circle Internet Group Inc	248,368
38,854	(a)	Cleanspark Inc	393,202
6,940	(a)	Core Scientific Inc	101,046
38,645	(a),(b)	D-Wave Quantum Inc	1,010,567
1,335	(a)	Fair Isaac Corp	2,256,978
8,062	(a)	Guidewire Software Inc	1,620,543
12,793	(a)	Hut 8 Corp	587,710
1,843		InterDigital Inc	586,774
58,417	(a)	MARA Holdings Inc	524,585
277,250		Microsoft Corp	134,083,645
9,585	(a)	Nutanix Inc, Class A	495,449
40,479		Oracle Corp	7,889,762
10,963	(a)	Pagaya Technologies Ltd, Class A	229,127
196,393	(a)	Palantir Technologies Inc, Class A	34,908,856
24,964	(a)	PTC Inc	4,348,978
103,746	(a),(b)	Rezolve AI PLC	266,627
55,557	(a)	Riot Platforms Inc	703,907
22,714		Salesforce Inc	6,017,166
34,765	(a)	ServiceNow Inc	5,325,650
41,245	(a),(b)	SoundHound AI Inc	411,213
43,897	(a),(b)	Terawulf Inc	504,377
8,086	(a)	Trade Desk Inc/The, Class A	306,945
2,332	(a)	Tyler Technologies Inc	1,058,611
17,534	(a)	Unity Software Inc	774,477
7,764	(a)	Vertex Inc, Class A	155,047
16,032	(a)	Zeta Global Holdings Corp, Class A	326,251

		TOTAL SOFTWARE & SERVICES	241,686,884

		TECHNOLOGY HARDWARE & EQUIPMENT - 12.1%
5,073	(a),(b)	Aeva Technologies Inc	67,369
516,270	(c)	Apple Inc	140,353,163
8,199	(a),(b)	Applied Optoelectronics Inc	285,817
497,907		Cisco Systems Inc	38,353,776
13,882	(a)	IonQ Inc	622,885
8,099	(a)	Keysight Technologies Inc	1,645,636
1,264	(a)	Lumentum Holdings Inc	465,898
4,500	(a)	Ouster Inc	97,380
26,629	(a)	Quantum Computing Inc	273,214
2,588		Ralliant Corp	131,755
20,293	(a),(b)	Red Cat Holdings Inc	160,924

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	182,457,817

		TELECOMMUNICATION SERVICES - 0.4%
22,310	(a),(b)	AST SpaceMobile Inc	1,620,375
15,823		Spok Holdings Inc	208,705
31,079		Telephone and Data Systems Inc	1,274,239
55,601		Verizon Communications Inc	2,264,629
		TOTAL TELECOMMUNICATION SERVICES	5,367,948

48

SHARES		DESCRIPTION					VALUE

		TRANSPORTATION - 0.3%
11,239		Delta Air Lines Inc					$779,987
228		FedEx Corp					65,860
33,792	(a)	Uber Technologies Inc					2,761,144
4,685	(a)	XPO Inc					636,738

		TOTAL TRANSPORTATION					4,243,729

		UTILITIES - 1.0%
6,056		Atmos Energy Corp					1,015,167
4,647		CMS Energy Corp					324,965
15,895		NextEra Energy Inc					1,276,051
17,908		NRG Energy Inc					2,851,670
11,765	(a)	Oklo Inc					844,256
26,822		PG&E Corp					431,030
3,827		Public Service Enterprise Group Inc					307,308
52,824		Southern Co/The					4,606,253
20,225		Vistra Corp					3,262,899

		TOTAL UTILITIES					14,919,599

		TOTAL COMMON STOCKS (Cost $345,489,845)					1,490,710,873

SHARES		DESCRIPTION					VALUE

		EXCHANGE-TRADED FUNDS - 1.9%
41,000		Invesco QQQ Trust Series 1					25,186,710
10,400		Vanguard Total Stock Market ETF					3,486,808

		TOTAL EXCHANGE-TRADED FUNDS (Cost $27,269,770)					28,673,518

TYPE		DESCRIPTION(d)	NUMBER OF CONTRACTS	NOTIONAL AMOUNT(e)	EXERCISE PRICE	EXPIRATION DATE	VALUE

		OPTIONS PURCHASED - 0.0%
Put		S&P 500 Index	50	$27,500,000	$5,500	01/16/26	3,375

		TOTAL OPTIONS PURCHASED (Cost $26,118)	50	$ 27,500,000			3,375

		TOTAL LONG-TERM INVESTMENTS (Cost $372,785,733)					1,519,387,766

SHARES		DESCRIPTION			RATE		VALUE

		INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING - 0.7%
10,744,815	(f)	State Street Navigator Securities Lending Government Money Market Portfolio			3.830%(g)		10,744,815

		TOTAL INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING (Cost $10,744,815)					10,744,815

PRINCIPAL		DESCRIPTION			RATE	MATURITY	VALUE

		SHORT-TERM INVESTMENTS - 0.2%
		REPURCHASE AGREEMENTS - 0.2%
$ 3,017,159	(h)	Fixed Income Clearing Corporation			1.060	01/02/26	3,017,159

		TOTAL REPURCHASE AGREEMENTS (Cost $3,017,159)					3,017,159

		TOTAL SHORT-TERM INVESTMENTS (Cost $3,017,159)					3,017,159

		TOTAL INVESTMENTS - 101.5% (Cost $386,547,707)					1,533,149,740

		OTHER ASSETS & LIABILITIES, NET - (1.5)%					(23,257,203)

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%					$1,509,892,537

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
S&P	Standard & Poor’s

49

Portfolio of Investments December 31, 2025 (continued)

QQQX

(a)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(b)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the fiscal period was $10,332,894.
(c)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.
(d)	Exchange-traded, unless otherwise noted.
(e)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.
(f)	Investments made with cash collateral received from securities on loan.
(g)	The rate shown is the one-day yield as of the end of the reporting period.
(h)

Agreement with Fixed Income Clearing Corporation, 1.060% dated 12/31/25 to be repurchased at $3,017,337 on 1/2/26, collateralized by Government Agency Securities, with coupon rate 4.750% and maturity date 11/15/43, valued at $3,077,628.

Investments in Derivatives

Options Written

Type	Description(a)	Number of Contracts	Notional Amount (b)	Exercise Price	Expiration Date	Value
Call	Invesco QQQ Trust	(1,000)	$(62,000,000)	$620	1/16/26	$(604,500)
Call	Invesco QQQ Trust	(1,200)	(75,000,000)	625	1/16/26	(472,200)
Call	Meta Platforms Inc	(100)	(7,000,000)	700	1/16/26	(19,000)
Call	S&P 500 Index	(100)	(69,500,000)	6,950	1/16/26	(230,000)
Call	NASDAQ 100 Stock INDEX	(255)	(643,875,000)	25,250	1/16/26	(9,262,875)
Call	NASDAQ 100 Stock INDEX	(25)	(63,500,000)	25,400	1/16/26	(697,375)
Call	S&P 500 Index	(50)	(35,500,000)	7,100	1/30/26	(64,750)
Total Options Written (premiums received $16,911,666)		(2,730)	$(956,375,000)			$(11,350,700)

(a)	Exchange-traded, unless otherwise noted.
(b)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

50

Portfolio of Investments December 31, 2025

JCE

SHARES		DESCRIPTION	VALUE

		LONG-TERM INVESTMENTS - 100.0%
		COMMON STOCKS - 98.1%
		AUTOMOBILES & COMPONENTS - 1.6%
10,270	(a)	Tesla Inc	$4,618,624

		TOTAL AUTOMOBILES & COMPONENTS	4,618,624

		BANKS - 5.0%
62,185		Bank of America Corp	3,420,175
23,480		Citigroup Inc	2,739,881
18,110		JPMorgan Chase & Co	5,835,404
37,940		US Bancorp	2,024,479
7,830		Webster Financial Corp	492,820

		TOTAL BANKS	14,512,759

		CAPITAL GOODS - 5.5%
1,680		Acuity Inc	604,867
7,790		Crane Co	1,436,710
12,700		Esab Corp	1,418,844
2,770		General Dynamics Corp	932,548
3,430		General Electric Co	1,056,543
9,810		Honeywell International Inc	1,913,833
1,780		Lincoln Electric Holdings Inc	426,559
4,220		Lockheed Martin Corp	2,041,087
3,130		Northrop Grumman Corp	1,784,757
17,750		Otis Worldwide Corp	1,550,463
14,550		RTX Corp	2,668,470

		TOTAL CAPITAL GOODS	15,834,681

		CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 7.1%
55,280	(a),(b)	Amazon.com Inc	12,759,730
43,610	(a)	Chewy Inc, Class A	1,441,310
65,270	(a)	Coupang Inc	1,539,719
8,290		Home Depot Inc/The	2,852,589
10,890		Ross Stores Inc	1,961,725

		TOTAL CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL	20,555,073

		CONSUMER SERVICES - 0.7%
14,040	(a)	Airbnb Inc, Class A	1,905,509

		TOTAL CONSUMER SERVICES	1,905,509

		CONSUMER STAPLES DISTRIBUTION & RETAIL - 1.8%
530		Costco Wholesale Corp	457,040
9,380		Sysco Corp	691,212
35,817		Walmart Inc	3,990,372

		TOTAL CONSUMER STAPLES DISTRIBUTION & RETAIL	5,138,624

		ENERGY - 1.0%
1,420		Chevron Corp	216,422
8,280		Exxon Mobil Corp	996,415
32,920		HF Sinclair Corp	1,516,954

		TOTAL ENERGY	2,729,791

		EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.8%
8,980		Host Hotels & Resorts Inc	159,215
4,210		Sun Communities Inc	521,661
57,280		VICI Properties Inc	1,610,714

		TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)	2,291,590

		FINANCIAL SERVICES - 9.1%
3,510		Ameriprise Financial Inc	1,721,094
9,300		Bank of New York Mellon Corp/The	1,079,637
12,640	(a)	Berkshire Hathaway Inc, Class B	6,353,496
2,090		Blackrock Inc	2,237,011
24,620		Charles Schwab Corp/The	2,459,784
1,660		CME Group Inc	453,313
23,860		Fidelity National Information Services Inc	1,585,736
12,330		Intercontinental Exchange Inc	1,996,967
60,990		Invesco Ltd	1,602,207

See Notes to Financial Statements	51

Portfolio of Investments December 31, 2025 (continued)

JCE

SHARES		DESCRIPTION	VALUE

		FINANCIAL SERVICES (continued)
1,381		Mastercard Inc, Class A	$788,385
19,020		Nasdaq Inc	1,847,413
4,560		S&P Global Inc	2,383,010
560		Tradeweb Markets Inc, Class A	60,222
4,740		Visa Inc, Class A	1,662,365

		TOTAL FINANCIAL SERVICES	26,230,640

		FOOD, BEVERAGE & TOBACCO - 1.4%
16,410		PepsiCo Inc	2,355,163
29,700		Tyson Foods Inc, Class A	1,741,014

		TOTAL FOOD, BEVERAGE & TOBACCO	4,096,177

		HEALTH CARE EQUIPMENT & SERVICES - 4.1%
22,870	(a)	Boston Scientific Corp	2,180,655
11,530		Cardinal Health Inc	2,369,415
54,610	(a)	Centene Corp	2,247,202
21,600	(a)	Hologic Inc	1,608,984
9,910	(a)	Inspire Medical Systems Inc	913,999
4,620	(a)	Intuitive Surgical Inc	2,616,583

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	11,936,838

		HOUSEHOLD & PERSONAL PRODUCTS - 1.5%
46,560	(a)	BellRing Brands Inc	1,244,549
21,850		Procter & Gamble Co/The	3,131,323

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	4,375,872

		INSURANCE - 1.5%
6,160		Allstate Corp/The	1,282,204
26,060		Fidelity National Financial Inc	1,422,615
7,280		Reinsurance Group of America Inc	1,481,189

		TOTAL INSURANCE	4,186,008

		MATERIALS - 1.0%
64,850		Dow Inc	1,516,193
31,220		LyondellBasell Industries NV, Class A	1,351,826

		TOTAL MATERIALS	2,868,019

		MEDIA & ENTERTAINMENT - 10.6%
28,140	(b)	Alphabet Inc, Class A	8,807,820
30,700	(b)	Alphabet Inc, Class C	9,633,660
135,210	(a)	DoubleVerify Holdings Inc	1,546,802
9,740		Meta Platforms Inc	6,429,277
37,500	(a)	Netflix Inc	3,516,000
1,140	(a)	Spotify Technology SA	662,009

		TOTAL MEDIA & ENTERTAINMENT	30,595,568

		PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 6.5%
2,330		AbbVie Inc	532,382
43,650		Bristol-Myers Squibb Co	2,354,481
4,440		Eli Lilly & Co	4,771,579
35,170	(a)	Exelixis Inc	1,541,501
2,410		Gilead Sciences Inc	295,803
20,479		Johnson & Johnson	4,238,129
29,401		Merck & Co Inc	3,094,749
1,590		Pfizer Inc	39,591
3,150	(a)	United Therapeutics Corp	1,534,838
13,630		Viatris Inc	169,694

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	18,572,747

		SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 14.4%
21,960		Broadcom Inc	7,600,356
1,130	(a)	GLOBALFOUNDRIES Inc	39,460
18,920		Lam Research Corp	3,238,726
10,450		Micron Technology Inc	2,982,534
129,510	(b)	NVIDIA Corp	24,153,615
14,190		QUALCOMM Inc	2,427,199
13,460		Skyworks Solutions Inc	853,499

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	41,295,389

52	See Notes to Financial Statements

SHARES	DESCRIPTION	VALUE

SOFTWARE & SERVICES - 12.6%
6,500	(a)	Adobe Inc	$2,274,935
2,820	(a)	Appfolio Inc, Class A	656,073
4,560	(a)	Cadence Design Systems Inc	1,425,365
20,630	(a)	Docusign Inc	1,411,092
25,830	(a)	Dropbox Inc, Class A	718,074
7,970	(a)	EPAM Systems Inc	1,632,894
100	(a)	HubSpot Inc	40,130
40,205	Microsoft Corp	19,443,942
250	Oracle Corp	48,728
12,320	(a)	Palantir Technologies Inc, Class A	2,189,880
6,881	Salesforce Inc	1,822,846
5,000	(a)	ServiceNow Inc	765,950
29,910	(a)	Teradata Corp	910,460
6,220	VeriSign Inc	1,511,149
17,660	(a)	Zoom Communications Inc	1,523,881

TOTAL SOFTWARE & SERVICES	36,375,399

TECHNOLOGY HARDWARE & EQUIPMENT - 9.7%
79,818	(b)	Apple Inc	21,699,322
15,410	(a)	Arista Networks Inc	2,019,172
50	Cisco Systems Inc	3,852
40,910	Hewlett Packard Enterprise Co	982,658
27,780	Ralliant Corp	1,414,280
1,260	Seagate Technology Holdings PLC	346,991
1,280	TD SYNNEX Corp	192,294
2,890	TE Connectivity PLC	657,504
3,610	Western Digital Corp	621,895

TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	27,937,968

TELECOMMUNICATION SERVICES - 0.7%
9,330	T-Mobile US Inc	1,894,363

TOTAL TELECOMMUNICATION SERVICES	1,894,363

TRANSPORTATION - 0.3%
50,520	(a)	Lyft Inc, Class A	978,572

TOTAL TRANSPORTATION	978,572

UTILITIES - 1.2%
15,260	American Electric Power Co Inc	1,759,631
7,500	Eversource Energy	504,975
30,290	OGE Energy Corp	1,293,383

TOTAL UTILITIES	3,557,989

TOTAL COMMON STOCKS (Cost $179,841,167)	282,488,200

SHARES	DESCRIPTION	VALUE

EXCHANGE-TRADED FUNDS - 1.9%
7,860	iShares Core S&P 500 ETF	5,383,628

TOTAL EXCHANGE-TRADED FUNDS (Cost $4,264,270)	5,383,628

TYPE	DESCRIPTION(c)	NUMBER OF CONTRACTS	NOTIONAL AMOUNT(d)	EXERCISE PRICE	EXPIRATION DATE	VALUE

OPTIONS PURCHASED - 0.0%
Put	S&P 500 Index	5	$ 2,750,000	$5,500	01/16/26	338

TOTAL OPTIONS PURCHASED (Cost $2,612)	5	$ 2,750,000	338

TOTAL LONG-TERM INVESTMENTS (Cost $184,108,049)	287,872,166

See Notes to Financial Statements	53

Portfolio of Investments December 31, 2025 (continued)

JCE

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		SHORT-TERM INVESTMENTS - 0.2%
		REPURCHASE AGREEMENTS - 0.2%
$ 498,178	(e)	Fixed Income Clearing Corporation	1.060%	01/02/26	$498,177
		TOTAL REPURCHASE AGREEMENTS (Cost $498,177)			498,177

		TOTAL SHORT-TERM INVESTMENTS (Cost $498,177)			498,177

		TOTAL INVESTMENTS - 100.2% (Cost $184,606,226)			288,370,343

		OTHER ASSETS & LIABILITIES, NET - (0.2)%			(618,220)

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$287,752,123

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

ETF	Exchange-Traded Fund
S&P	Standard & Poor’s

(a)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(b)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.
(c)	Exchange-traded, unless otherwise noted.
(d)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.
(e)

Agreement with Fixed Income Clearing Corporation, 1.060% dated 12/31/25 to be repurchased at $498,207 on 1/2/26, collateralized by Government Agency Securities, with coupon rate 4.750% and maturity date 11/15/43, valued at $508,201.

Investments in Derivatives

Options Written

Type	Description(a)	Number of Contracts	Notional Amount (b)	Exercise Price	Expiration Date	Value

Call	S&P 500 Index	(80)	$(55,200,000)	$6,900	1/16/26	$(340,000)
Call	S&P 500 Index	(65)	(45,175,000)	6,950	1/16/26	(149,500)
Call	S&P 500 Index	(30)	(21,300,000)	7,100	1/30/26	(38,850)

Total Options Written (premiums received $728,520)		(175)	$(121,675,000)			$(528,350)

(a)	Exchange-traded, unless otherwise noted.
(b)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

54	See Notes to Financial Statements

Statement of Assets and Liabilities

December 31, 2025	BXMX	DIAX	SPXX	QQQX	JCE
ASSETS

Long-term investments, at value†‡	$1,661,812,349	$620,843,598	$349,048,222	$1,519,387,766	$287,872,166
Investments purchased with collateral from securities lending, at value (cost approximates value)	–	–	716,185	10,744,815	–
Short-term investments, at value¸	56,025,000	773,351	705,671	3,017,159	498,177
Cash	–	17,416	19,128	87,082	49,028
Cash denominated in foreign currencies^	585	–	–	–	–
Receivables:
Dividends	744,110	207,771	140,837	136,447	138,107
Interest	5,883	23	21	89	15
Options sold	4,437,738	–	–	–	–
Reclaims	3,826	–	–	329	–
Deferred offering costs	–	–	84,668	99,629	54,171
Other	100,177	37,064	17,472	59,769	14,884

Total assets	1,723,129,668	621,879,223	350,732,204	1,533,533,085	288,626,548
LIABILITIES
Cash overdraft	24,904,816	–	–	–	–
Written options, at value#	16,692,145	4,200,050	2,245,250	11,350,700	528,350
Payables:
Management fees	1,179,866	448,342	242,145	1,059,340	222,840
Collateral from securities lending	–	–	716,185	10,744,815	–
Purchased options	3,449,950	–	–	–	–
Accrued expenses:
Custodian fees	115,476	52,955	52,375	111,490	51,845
Investor relations fees	171,145	76,710	45,575	155,259	36,035
Trustees fees	106,074	32,236	19,476	61,011	16,646
Professional fees	4,267	4,346	3,985	2,444	4,024
Shareholder reporting expenses	76,482	35,144	21,448	71,190	14,570
Shareholder servicing agent fees	327	240	125	299	115
Shelf offering costs	–	–	7,921	–	–
Other	40,353	–	2,628	84,000	–

Total liabilities	46,740,901	4,850,023	3,357,113	23,640,548	874,425

Net assets applicable to common shares	$1,676,388,767	$617,029,200	$347,375,091	$1,509,892,537	$287,752,123

Common shares outstanding	104,165,286	36,366,913	17,976,544	48,826,783	17,002,678
Net asset value (“NAV”) per common share outstanding	$16.09	$16.97	$19.32	$30.92	$16.92
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
Common shares, $0.01 par value per share	$1,041,653	$363,669	$179,765	$488,268	$170,027
Paid-in capital	344,864,896	204,513,396	80,255,103	366,013,851	182,052,825
Total distributable earnings (loss)	1,330,482,218	412,152,135	266,940,223	1,143,390,418	105,529,271
Net assets applicable to common shares	$1,676,388,767	$617,029,200	$347,375,091	$1,509,892,537	$287,752,123
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited

† Long-term investments, cost	$330,939,407	$208,034,631	$78,555,863	$372,785,733	$184,108,049

¸ Short-term investments, cost	$56,025,000	$773,351	$705,671	$3,017,159	$498,177

‡ Includes securities loaned of	$–	$–	$691,715	$10,332,894	$–

# Written options, premiums received	$21,003,636	$5,181,458	$2,816,293	$16,911,666	$728,520

^ Cash denominated in foreign currencies, cost	$536	$–	$–	$–	$–

See Notes to Financial Statements

Statement of Operations

Year Ended December 31, 2025	BXMX	DIAX	SPXX	QQQX	JCE

INVESTMENT INCOME
Dividends	$19,522,987	$10,346,125	$3,997,584	$10,589,622	$2,940,022
Interest	1,376,596	–	–	–	4,288
Securities lending income, net	135	232	3,445	22,931	84
Tax withheld	(51,784)	–	(1,445)	(7,626)	–
Total investment income	20,847,934	10,346,357	3,999,584	10,604,927	2,944,394

EXPENSES
Management fees	13,195,322	5,094,312	2,690,998	11,589,399	2,428,926
Shareholder servicing agent fees	1,959	1,457	–	1,728	–
Interest expense	50,854	4,222	2,108	14,114	622
Trustees fees	55,846	20,725	11,567	49,607	9,435
Custodian expenses	120,996	53,375	43,823	107,811	53,429
Investor relations expenses	258,626	107,228	64,285	232,826	51,063
Professional fees	84,152	67,244	59,666	75,947	59,878
Shareholder reporting expenses	140,911	65,378	41,836	129,352	30,157
Shelf offering expense	–	–	212,546	–	–
Stock exchange listing fees	32,927	11,496	7,715	–	8,607
Other	224,652	121,717	66,687	343,948	19,609

Total expenses	14,166,245	5,547,154	3,201,231	12,544,732	2,661,726

Net investment income (loss)	6,681,689	4,799,203	798,353	(1,939,805)	282,668

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) from:
Investments	89,952,460	36,473,422	11,694,858	169,639,133	21,681,167
Written options	(62,331,285)	(26,333,688)	(13,679,680)	(92,354,908)	(1,000,964)
Foreign currency transactions	284	–	–	–	–
Net realized gain (loss)	27,621,459	10,139,734	(1,984,822)	77,284,225	20,680,203

Change in unrealized appreciation (depreciation) on:
Investments	180,216,971	38,016,028	41,738,006	109,838,846	25,708,036
Written options	(5,554,897)	(732,369)	(365,012)	(1,967,611)	(54,849)
Foreign currency translations	22	–	–	–	–
Net change in unrealized appreciation (depreciation)	174,662,096	37,283,659	41,372,994	107,871,235	25,653,187

Net realized and unrealized gain (loss)	202,283,555	47,423,393	39,388,172	185,155,460	46,333,390

Net increase (decrease) in net assets applicable to common shares from operations	$208,965,244	$52,222,596	$40,186,525	$183,215,655	$46,616,058

See Notes to Financial Statements

Statement of Changes in Net Assets

	BXMX		DIAX

	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/25	Year Ended 12/31/24
OPERATIONS
Net investment income (loss)	$6,681,689	$8,881,226	$4,799,203	$5,675,852
Net realized gain (loss)	27,621,459	23,307,841	10,139,734	51,724,528
Net change in unrealized appreciation (depreciation)	174,662,096	198,674,328	37,283,659	3,720,195

Net increase (decrease) in net assets applicable to common shares from operations	208,965,244	230,863,395	52,222,596	61,120,575

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(24,560,401)	(37,485,835)	(34,106,483)	(42,225,623)
Return of Capital	(88,979,761)	(64,804,476)	(9,679,281)	–

Total distributions	(113,540,162)	(102,290,311)	(43,785,764)	(42,225,623)
Net increase (decrease) in net assets applicable to common shares	95,425,082	128,573,084	8,436,832	18,894,952
Net assets applicable to common shares at the beginning of period	1,580,963,685	1,452,390,601	608,592,368	589,697,416

Net assets applicable to common shares at the end of period	$1,676,388,767	$1,580,963,685	$617,029,200	$608,592,368

See Notes to Financial Statements

Statement of Changes in Net Assets (continued)

	SPXX		QQQX

	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/25	Year Ended 12/31/24
OPERATIONS
Net investment income (loss)	$798,353	$1,455,747	$(1,939,805)	$(481,783)
Net realized gain (loss)	(1,984,822)	3,336,281	77,284,225	68,501,174
Net change in unrealized appreciation (depreciation)	41,372,994	55,725,134	107,871,235	252,036,286

Net increase (decrease) in net assets applicable to common shares from operations	40,186,525	60,517,162	183,215,655	320,055,677

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(956,093)	(7,455,187)	(73,955,559)	(77,158,071)
Return of Capital	(23,306,665)	(14,447,059)	(35,416,434)	(11,706,673)

Total distributions	(24,262,758)	(21,902,246)	(109,371,993)	(88,864,744)

CAPITAL SHARE TRANSACTIONS

Common shares:
Proceeds from shelf offering, net of offering costs	278,690	(25)	–	32,892

Net increase (decrease) applicable to common shares from capital share transactions	278,690	(25)	–	32,892
Net increase (decrease) in net assets applicable to common shares	16,202,457	38,614,891	73,843,662	231,223,825
Net assets applicable to common shares at the beginning of period	331,172,634	292,557,743	1,436,048,875	1,204,825,050

Net assets applicable to common shares at the end of period	$347,375,091	$331,172,634	$1,509,892,537	$1,436,048,875

See Notes to Financial Statements

	JCE

	Year Ended 12/31/25	Year Ended 12/31/24
OPERATIONS
Net investment income (loss)	$282,668	$594,811
Net realized gain (loss)	20,680,203	22,581,925
Net change in unrealized appreciation (depreciation)	25,653,187	33,336,856

Net increase (decrease) in net assets applicable to common shares from operations	46,616,058	56,513,592

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(21,716,151)	(20,924,200)

Total distributions	(21,716,151)	(20,924,200)

CAPITAL SHARE TRANSACTIONS
Common shares:

Proceeds from shelf offering, net of offering costs	4,207,517	8,932,008

Reinvestments of distributions	22,504	431,561
Net increase (decrease) applicable to common shares from capital share transactions	4,230,021	9,363,569
Net increase (decrease) in net assets applicable to common shares	29,129,928	44,952,961
Net assets applicable to common shares at the beginning of period	258,622,195	213,669,234

Net assets applicable to common shares at the end of period	$287,752,123	$258,622,195

See Notes to Financial Statements

Financial Highlights

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations			Less Distributions to Common Shareholders				Common Share

	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Return of Capital	Total	Shelf Offering Costs	Premium per Share Sold through Shelf Offering	Net Asset Value, End of Period	Share Price, End of Period
BXMX
12/31/25	$15.18	$0.06	$1.94	$2.00	$(0.07)	$(0.17)	$(0.85)	$(1.09)	$–	$–	$16.09	$14.70
12/31/24	13.94	0.09	2.13	2.22	(0.09)	(0.27)	(0.62)	(0.98)	–	–	15.18	13.99
12/31/23	12.57	0.11	2.20	2.31	(0.11)	(0.57)	(0.26)	(0.94)	–	–	13.94	12.83
12/31/22	15.29	0.09	(1.86)	(1.77)	(0.10)	(0.85)	–	(0.95)	–	–	12.57	12.65
12/31/21	13.75	0.04	2.36	2.40	(0.07)	(0.41)	(0.38)	(0.86)	–	–	15.29	14.65
DIAX
12/31/25	16.73	0.13	1.31	1.44	(0.12)	(0.81)	(0.27)	(1.20)	–	–	16.97	15.26
12/31/24	16.22	0.16	1.51	1.67	(0.16)	(1.00)	–	(1.16)	–	–	16.73	15.06
12/31/23	16.19	0.20	0.98	1.18	(0.20)	(0.10)	(0.85)	(1.15)	–	–	16.22	14.00
12/31/22	18.09	0.20	(0.95)	(0.75)	(0.20)	(0.91)	(0.04)	(1.15)	–	–	16.19	15.51
12/31/21	16.65	0.17	2.36	2.53	(0.17)	(0.16)	(0.76)	(1.09)	–	–	18.09	17.77
SPXX
12/31/25	18.44	0.04	2.19	2.23	(0.05)	–	(1.30)	(1.35)	–(c)	–(c)	19.32	18.04
12/31/24	16.29	0.08	3.29	3.37	(0.08)	(0.34)	(0.80)	(1.22)	–(c)	–	18.44	17.75
12/31/23	14.80	0.11	2.56	2.67	(0.12)	(0.63)	(0.43)	(1.18)	–	–	16.29	15.04
12/31/22	18.70	0.13	(2.85)	(2.72)	(0.13)	(1.05)	–	(1.18)	–	–	14.80	16.12
12/31/21	16.17	0.11	3.40	3.51	(0.11)	(0.60)	(0.27)	(0.98)	–(c)	–(c)	18.70	18.60
QQQX
12/31/25	29.41	(0.04)	3.79	3.75	–	(1.51)	(0.73)	(2.24)	–	–	30.92	28.52
12/31/24	24.68	(0.01)	6.56	6.55	–	(1.58)	(0.24)	(1.82)	–(c)	–	29.41	27.05
12/31/23	19.61	–(c)	6.74	6.74	–	(1.22)	(0.46)	(1.68)	–(c)	0.01	24.68	23.15
12/31/22	29.63	0.01	(8.06)	(8.05)	(0.01)	(1.96)	–	(1.97)	–	–	19.61	20.43
12/31/21	26.32	(0.06)	5.12	5.06	–	(0.78)	(1.01)	(1.79)	–(c)	0.04	29.63	30.65

(a)	Based on average shares outstanding.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on Net Asset Value(b)	Based on Share Price(b)	Net Assets, End of Period (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate

13.80%	13.50%	$1,676,389	0.89%	0.42%	6%
16.23	17.12	1,580,964	0.89	0.57	8
18.84	9.05	1,452,391	0.91	0.85	16
(11.63)	(7.09)	1,308,756	0.89	0.70	6
17.80	20.75	1,591,144	0.89	0.31	7

9.06	9.87	617,029	0.93	0.80	17
10.62	16.37	608,592	0.93	0.95	22
7.67	(2.18)	589,697	0.94	1.25	12
(3.92)	(5.93)	588,710	0.93	1.20	15
15.45	24.60	657,718	0.92	0.96	8

12.70	9.74	347,375	0.97	0.24	22
21.14	26.92	331,173	0.91	0.46	17
18.45	0.75	292,558	0.94	0.71	21
(14.70)	(6.79)	265,760	0.92	0.78	32
22.15	29.03	323,415	0.90	0.61	26

13.58	14.68	1,509,893	0.89	(0.14)	31
27.13	25.44	1,436,049	0.90	(0.04)	18
35.03	21.78	1,204,825	0.92	(0.01)	35
(27.68)	(27.25)	949,718	0.92	0.04	36
19.85	25.39	1,334,867	0.90	(0.21)	32

(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested distributions at Common Share NAV, if any. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last distribution declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested distributions, if any, at the average price paid per share at the time of reinvestment. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last distribution declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	Value rounded to zero.

See Notes to Financial Statements

Financial Highlights (continued)

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations			Less Distributions to Common Shareholders				Common Share

	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Return of Capital	Total	Shelf Offering Costs	Premium per Share Sold through Shelf Offering	Net Asset Value, End of Period	Share Price, End of Period
JCE
12/31/25	$15.48	$0.02	$2.68	$2.70	$(0.03)	$(1.25)	$–	$(1.28)	$–(c)	$0.02	$16.92	$15.94
12/31/24	13.28	0.04	3.40	3.44	(0.03)	(1.25)	–	(1.28)	–(c)	0.04	15.48	15.90
12/31/23	12.04	0.06	2.46	2.52	(0.06)	(0.02)	(1.20)	(1.28)	–	–	13.28	13.55
12/31/22	17.33	0.10	(3.06)	(2.96)	(0.10)	(1.93)	(0.30)	(2.33)	–	–	12.04	13.54
12/31/21	15.21	0.01	3.95	3.96	(0.07)	(1.77)	—	(1.84)	–	–	17.33	18.58

(a)	Based on average shares outstanding.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on Net Asset Value(b)	Based on Share Price(b)	Net Assets, End of Period (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate

18.40%	8.85%	$287,752	0.99%	0.11%	106%
26.90	27.77	258,622	1.00	0.25	112
21.68	10.60	213,669	1.02	0.48	105
(17.30)	(14.07)	193,568	1.00	0.66	92
26.91	47.15	278,044	0.98	0.09	104

(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested distributions at Common Share NAV, if any. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last distribution declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested distributions, if any, at the average price paid per share at the time of reinvestment. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last distribution declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	Value rounded to zero.

See Notes to Financial Statements

Notes to Financial Statements

1.	General Information

Fund Information: The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) or Nasdaq National Market (“Nasdaq”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen S&P 500 Buy-Write Income Fund (BXMX)

•	Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

•	Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

•	Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

•	Nuveen Core Equity Alpha Fund (JCE)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as closed-end management investment companies. Shares of BXMX, DIAX, SPXX and JCE are traded on the NYSE while shares of QQQX are traded on the Nasdaq. BXMX, DIAX, SPXX, QQQX and JCE were organized as Massachusetts business trusts on July 23, 2004, May 20, 2014, November 11, 2004, May 20, 2014 and January 9, 2007, respectively.

Current Fiscal Period: The end of the reporting period for the Funds is December 31, 2025, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2025 (the “current fiscal period”).

Fund Merger: On September 17, 2025, the Funds’ Board of Trustees (the “Board”) approved a merger of BXMX and DIAX into SPXX. The mergers are pending shareholder approval and are subject to other closing conditions.

Investment Adviser and Sub-Adviser: The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Gateway Investment Advisers, LLC (“Gateway”), under which Gateway manages BXMX’s investment portfolio and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, under which NAM manages the investment portfolios of DIAX, SPXX, QQQX and JCE.

2.	Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Funds are investment companies and follow accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services — Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation: The Funds pay no compensation directly to those of its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders: Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Funds’ distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of their common shares (stated in terms of a fixed cents per common share dividend distributions rate which may be set from time to time). Each Fund intends to distribute all or substantially all of its net investment income each year through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, a Fund may distribute more or less than its net investment income during the period. In the event a Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode.

Foreign Currency Transactions and Translation: To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.The books and records of the Funds are maintained in

U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Some markets in which the Funds invest impose capital controls, repatriation limits and/or transaction fees, for example, on the amount of foreign currency that may be converted to U.S. dollars. These restrictions, in some markets where foreign exchange restrictions are imposed, may be reflected in non-deliverable forward rates (NDF), or prevailing “offshore” rates that apply to non-local investors. Accordingly, the Fund may apply NDF rates, or another alternative exchange rate believed by the Adviser to be more reflective of the rates at which the Funds may transact, where applicable, to convert the value of non-U.S. dollar denominated securities to U.S. dollars. The U.S. dollar market value of such securities held in markets where NDF rates exist may be lower than the U.S. dollar market value of securities using prevailing local or “onshore” foreign currency exchange rates.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of “Net realized gain (loss) from foreign currency transactions” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) on foreign currency translations” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Foreign Taxes: The Funds may be subject to foreign taxes on income, gains on investments or foreign currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Indemnifications: Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.

Netting Agreements: In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. With respect to certain counterparties, in accordance with the terms of the netting agreements, collateral posted to the Funds is held in a segregated account by the Funds’ custodian and/or with respect to those amounts which can be sold or repledged, are presented in the Funds’ Portfolio of Investments or Statement of Assets and Liabilities.

The Funds’ investments subject to netting agreements as of the end of the current fiscal period, if any, are further described later in these Notes to Financial Statements.

Segment Reporting: Each Fund represents a single operating segment. The officers of the Funds act as the chief operating decision maker (“CODM”), as defined in U.S. GAAP. The CODM monitors the operating results of each Fund as a whole and is responsible for each Fund’s long-term strategic asset allocation in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the Statement of Assets and Liabilities as “total assets” and significant segment revenues and expenses are listed on the Statement of Operations.

New Accounting Pronouncement (ASU No. 2023-09): In December 2023, the FASB issued Accounting Standard Update (“ASU”) No. 2023-09, Income Taxes (Topic 740) Improvements to Income tax disclosures (“ASU 2023-09”). The primary purpose of the amendments within ASU 2023-09 is to enhance the transparency and decision usefulness of income tax disclosures primarily related to the rate reconciliation table and income taxes paid information. The amendments in ASU 2023-09 are effective for annual periods beginning after December 15, 2024. During the current fiscal period, the Funds adopted the new guidance. See Note 7 for more information.

Notes to Financial Statements (continued)

New Accounting Pronouncement (ASU No. 2025-11): In December 2025, the FASB issued ASU No. 2025-11, Interim Reporting (Topic 270) Narrow Scope Improvements (“ASU 2025-11”). The amendments in ASU 2025-11 provide a comprehensive list of interim disclosures that are required by U.S. GAAP. ASU 2025-11 also includes a disclosure principle that requires entities to disclose events since the end of the last annual reporting period that have a material impact on the entity. The amendments in ASU 2025-11 are effective for interim reporting periods within annual reporting periods beginning after December 15, 2027. Early adoption is permitted for all entities. Management is currently evaluating the implications of these changes on the financial statements.

3.	Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their last reported sales price or official closing price of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last reported sales price or official closing price on the principal exchange where traded, and converted to U.S. dollars at the prevailing rates of exchange on the valuation date. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Adviser, subject to the oversight of the Board. To the extent these securities are actively traded and no valuation adjustments are applied, they are generally classified as Level 1. When valuation adjustments are applied to the most recent last sales price or official closing price, these securities are generally classified as Level 2.

Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or an evaluated price provided by the pricing services and are generally classified as Level 1 or 2.

Purchased and written options traded and listed on a national market or exchange are valued at the mean of the closing bid and asked prices and are generally classified as Level 1.

Over-the-counter (“OTC”) options are marked-to-market daily based upon a price supplied by a pricing service. OTC options are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs or share price on the valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the current fiscal period, based on the inputs used to value them:

	$	$	$	$
BXMX	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Common Stocks	$1,661,812,349	$–	$–	$1,661,812,349
Short-Term Investments:
Repurchase Agreements	–	56,025,000	–	56,025,000
Investments in Derivatives:
Options Written	(16,692,145)	–	–	(16,692,145)

Total	$1,645,120,204	$56,025,000	$–	$1,701,145,204

DIAX	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Common Stocks	$609,443,068	$–	$–	$609,443,068
Exchange-Traded Funds	11,399,180	–	–	11,399,180
Options Purchased	1,350	–	–	1,350
Short-Term Investments:
Repurchase Agreements	–	773,351	–	773,351
Investments in Derivatives:
Options Written	(4,200,050)	–	–	(4,200,050)

Total	$616,643,548	$773,351	$–	$617,416,899

SPXX	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Common Stocks	$342,845,822	$–	$–	$342,845,822
Exchange-Traded Funds	6,201,445	–	–	6,201,445
Options Purchased	675	–	–	675
Warrants	280	–	–	280
Investments Purchased with Collateral from Securities Lending	716,185	–	–	716,185
Short-Term Investments:
Repurchase Agreements	–	705,671	–	705,671
Investments in Derivatives:
Options Written	(2,245,250)	–	–	(2,245,250)

Total	$347,519,157	$705,671	$–	$348,224,828

QQQX	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Common Stocks	$1,490,710,873	$–	$–	$1,490,710,873
Exchange-Traded Funds	28,673,518	–	–	28,673,518
Options Purchased	3,375	–	–	3,375
Investments Purchased with Collateral from Securities Lending	10,744,815	–	–	10,744,815
Short-Term Investments:
Repurchase Agreements	–	3,017,159	–	3,017,159
Investments in Derivatives:
Options Written	(11,350,700)	–	–	(11,350,700)

Total	$1,518,781,881	$3,017,159	$–	$1,521,799,040

JCE	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Common Stocks	$282,488,200	$–	$–	$282,488,200
Exchange-Traded Funds	5,383,628	–	–	5,383,628
Options Purchased	338	–	–	338
Short-Term Investments:
Repurchase Agreements	–	498,177	–	498,177
Investments in Derivatives:
Options Written	(528,350)	–	–	(528,350)

Total	$287,343,816	$498,177	$–	$287,841,993

Notes to Financial Statements (continued)

4.	Portfolio Securities

Repurchase Agreements: In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the current fiscal period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-term Investments, at Value	Collateral Pledged (From) Counterparty

BXMX	Fixed Income Clearing Corporation	$56,025,000	$(57,145,610)
DIAX	Fixed Income Clearing Corporation	773,351	(788,829)
SPXX	Fixed Income Clearing Corporation	705,671	(719,813)
QQQX	Fixed Income Clearing Corporation	3,017,159	(3,077,628)
JCE	Fixed Income Clearing Corporation	498,177	(508,201)

Securities Lending: Each Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, a Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. The Funds’ custodian, State Street Bank and Trust Company, serves as the securities lending agent (the “Agent”).

When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending upon the asset type of the loaned securities. Collateral for the loaned securities is invested in a government money market vehicle maintained by the Agent, which is subject to the requirements of Rule 2a-7 under the 1940 Act. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. The market value of securities loaned is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.

Securities lending income recognized by a Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statement of Operations.

As of the end of the current fiscal period, the total value of the loaned securities and the total value of collateral received were as follows:

	Aggregate Value of Securities on Loan
Fund	Equity Securities	Cash Collateral Received*

QQQX	$10,332,894	$10,744,815
SPXX	691,715	716,185

*May include cash and investment of cash collateral.

Purchases and Sales: Long-term purchases and sales during the current fiscal period were as follows:

Fund	Non-U.S. Government Purchases	Non-U.S. Government Sales

BXMX	$96,257,086	$271,235,575
DIAX	105,308,296	167,770,054
SPXX	74,259,375	109,299,778
QQQX	438,543,445	636,344,586
JCE	285,074,058	302,327,548

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the current fiscal period, such amounts are recognized on the Statement of Assets and Liabilities.

5.	Derivative Investments

Each Fund is authorized to invest in certain derivative instruments. As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Investments in derivatives as of the end of and/or during the current fiscal period, if any, are included within the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Options Transactions: During the current fiscal period, BXMX wrote call options on equity indices as per its stated strategy, with the notional amount of these options averaging 99% of the Fund’s assets.

During the current fiscal period, DIAX, SPXX, QQQX and JCE, each wrote put and call options on equity indices as per its stated dynamic overwriting strategy with the notional amounts of these options ranging from approximately 35-75% of each Fund’s assets. DIAX, SPXX, QQQX, and JCE also purchased put and call options as part of their overwrite strategy.

The Funds may purchase (buy) or write (sell) put and call options on specific securities (including groups or “baskets” of specific securities), interest rates, stock indices and/or bond indices (each a “financial instrument”). Options can be settled either directly with the counterparty (over the counter) or through a central clearing house (exchange traded). Call and put options give the holder the right, in return for a premium paid, to purchase or sell, respectively, a financial instrument at a specified exercise price at any time during the period of the option.

When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as an asset on the Statement of Asset and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a liability on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as in unrealized appreciation (depreciation) on the Statement of Operations. When an option expires, the premiums received or paid are recognized as realized gains or losses on the Statement of Operations. When an option is exercised or a closing purchase transaction is entered into, the difference between the premium and the amount received or paid in a closing transaction is recognized as a realized gain or loss on the Statement of Operations.

The market risk associated with purchasing options is limited to the premium paid. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The average notional amount of outstanding options purchased during the current fiscal period, was as follows:

Fund	Average Notional Amount of Purchased Options Contracts Outstanding*

DIAX	$5,622,000
SPXX	2,818,000
QQQX	11,372,000
JCE	1,127,000

*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The average notional amount of outstanding options written during the current fiscal period, was as follows:

Fund	Average Notional Amount of Written Options Contracts Outstanding*

BXMX	$1,612,545,000
DIAX	370,615,500
SPXX	205,910,500
QQQX	896,046,000
JCE	114,669,000

*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

As of the end of the current fiscal period, the following Funds have invested in derivative contracts which are reflected in the Statement of Assets and Liabilities as follows:

Notes to Financial Statements (continued)

		Asset Derivatives		Liability Derivatives

Derivative Instrument	Risk Exposure	Location	Value	Location	Value

BXMX
Options Written	Equity	-	$–	Options written, at value	$(16,692,145)

DIAX
Options Purchased	Equity	Long-term investments, at value	1,350	-	$-
Options Written	Equity	-	–	Options written, at value	(4,200,050)

SPXX
Options Purchased	Equity	Long-term investments, at value	675	-	$-
Options Written	Equity	-	–	Options written, at value	(2,245,250)

QQQX
Options Purchased	Equity	Long-term investments, at value	3,375	-	$-
Options Written	Equity	-	–	Options written, at value	(11,350,700)

JCE
Options Purchased	Equity	Long-term investments, at value	338	-	$-
Options Written	Equity	-	–	Options written, at value	(528,350)

During the current fiscal period, the effect of derivative contracts on the Funds’ Statement of Operations was as follows:

Derivative Instrument	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)

BXMX
Written options	Equity	$(62,331,285)	$(5,554,897)

DIAX
Purchased options	Equity	3,351	(7,467)
Written options	Equity	(26,333,688)	(732,369)

SPXX
Purchased options	Equity	(6,439)	(3,461)
Written options	Equity	(13,679,680)	(365,012)

QQQX
Purchased options	Equity	17,060	(21,114)
Written options	Equity	(92,354,908)	(1,967,611)

JCE
Purchased options	Equity	(4,821)	(2,003)
Written options	Equity	(1,000,964)	(54,849)

Market and Counterparty Credit Risk: In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

6.	Fund Shares

Common Shares Equity Shelf Programs and Offering Costs: The following Funds have filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing each Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during the current fiscal period.

Under this Shelf Offering, the Funds, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above each Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

Maximum aggregate offering, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current and prior fiscal periods were as follows:

	SPXX		QQQX

	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/25	Year Ended 12/31/24

Maximum aggregate offering	4,235,232	4,993,317	Unlimited	Unlimited
Common shares sold	16,523	–	–	–
Offering proceeds, net of offering costs	$278,690	$(25)	$–	$32,892

	JCE

	Year Ended 12/31/25	Year Ended 12/31/24

Maximum aggregate offering	1,599,292	1,600,000
Common shares sold	291,604	595,202
Offering proceeds, net of offering costs	$4,207,517	$8,932,008

Costs incurred by the Funds in connection with their initial shelf registrations are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining after the effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.

Common Share Transactions: Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	SPXX		JCE

	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/25	Year Ended 12/31/24
Common Shares:
Sold through shelf offering	16,523	–	291,604	595,202
Issued to shareholders due to reinvestment of distributions	–	–	1,552	30,102

Total	16,523	–	293,156	625,304

Weighted average common share:
Premium to NAV per shelf offering common share sold	0.50%	–%	1.45%	1.42%

7.	Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to distribution reallocations, foreign currency transactions, investments in passive foreign investment companies, net operating losses, return of capital and long-term capital gain distributions received from portfolio investments. Temporary and permanent differences have no impact on a Fund’s net assets.

Notes to Financial Statements (continued)

As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BXMX	$370,663,027	$1,331,208,629	$(726,452)	$1,330,482,177

DIAX	205,264,764	417,640,867	(5,488,732)	412,152,135

SPXX	78,343,410	270,720,286	(838,868)	269,881,418

QQQX	395,320,288	1,152,143,157	(8,752,739)	1,143,390,418

JCE	185,545,686	108,075,627	(5,779,320)	102,296,307

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.

As of year end, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Late-Year Loss Deferrals	Other Book-to-Tax Differences	Total

BXMX	$–	$–	$1,330,482,218	$–	$–	$–	$1,330,482,218

DIAX	–	–	412,152,135	–	–	–	412,152,135

SPXX	–	–	269,881,418	(2,941,195)	–	–	266,940,223

QQQX	–	–	1,143,390,418	–	–	–	1,143,390,418

JCE	3,248,737	–	102,296,307	–	–	(15,773)	105,529,271

The tax character of distributions paid was as follows:

		12/31/25		12/31/24
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital

BXMX	$6,679,097	$17,881,304	$88,979,761	$9,176,599	$28,309,236	$64,804,476

DIAX	4,799,203	29,307,280	9,679,281	5,675,852	36,549,771	–

SPXX	956,093	–	23,306,665	1,433,915	6,021,272	14,447,059

QQQX	–	73,955,559	35,416,434	–	77,158,071	11,706,673

JCE	11,893,606	9,822,545	–	14,298,068	6,626,132	–

As of year end, the Funds had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total
BXMX	$–	$–	$–
DIAX	–	–	–
SPXX	2,941,195	–	2,941,195
QQQX	–	–	–
JCE	–	–	–

The following table presents income taxes paid by the Funds in foreign jurisdictions during the current fiscal period. The Funds did not pay any other income taxes.

Fund	BXMX	DIAX	SPXX	QQQX	JCE
Income taxes by foreign jurisdictions:
Canada	$39,629	$–	$1,345	$1,469	$–
Italy	957	–	–	–	–
Netherlands	9,637	–	99	–	–
Sweden	4,061	–	–	–	–

Switzerland	2,233	–	–	–	–
Taiwan	–	–	–	6,653	–
Total income taxes paid, net of refunds	$56,517	$–	$1,444	$8,122	$–

8.	Management Fees and Other Transactions with Affiliates

Management Fees: Management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Gateway and NAM are compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedules:

Average Daily Managed Assets*	BXMX	DIAX	SPXX	QQQX	JCE
For the first $500 million	0.7000%	0.7000%	0.6600%	0.6900%	0.7500%
For the next $500 million	0.6750	0.6750	0.6350	0.6650	0.7250
For the next $500 million	0.6500	0.6500	0.6100	0.6400	0.7000
For the next $500 million	0.6250	0.6250	0.5850	0.6150	0.6750
For managed assets over $2 billion	0.6000	0.6000	0.5600	0.5900	0.6500

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Complex-Level Fee
For the first $124.3 billion	0.1600%
For the next $75.7 billion	0.1350
For the next $200 billion	0.1325
For eligible assets over $400 billion	0.1300

*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen-branded closed-end funds and Nuveen branded open-end funds (“Nuveen Mutual Funds”). Except as described below, eligible assets include the assets of all Nuveen-branded closed-end funds and Nuveen Mutual Funds organized in the United States. Eligible assets do not include the net assets of: Nuveen fund-of-funds, Nuveen money market funds, Nuveen index funds, Nuveen Large Cap Responsible Equity Fund or Nuveen Life Large Cap Responsible Equity Fund. In addition, eligible assets include a fixed percentage of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by the Adviser’s affiliate, Teachers Advisors, LLC (except those identified above). The fixed percentage will increase annually until May 1, 2033, at which time eligible assets will include all of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by Teachers Advisors, LLC (except those identified above). Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

As of the end of the reporting period, the annual complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
BXMX	0.1560%
DIAX	0.1560
SPXX	0.1560
QQQX	0.1560
JCE	0.1560

Other Transactions with Affiliates: Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser or by an affiliate of the Adviser (each an, “Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.

During the current fiscal period, the Funds engaged in cross-trades pursuant to these procedures as follows:

Notes to Financial Statements (continued)

Fund	Purchases	Sales	Realized Gain (Loss)

BXMX	$–	$–	$–

DIAX	9,466,583	–	–

SPXX	2,138,135	–	–

QQQX	7,036,353	124,070	17,830

JCE	19,842,797	6,573,735	321,005

9.	Inter-Fund Borrowing and Lending

Inter-Fund Lending Program: The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current fiscal period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Shareholder Update

(Unaudited)

CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS

NUVEEN S&P 500 BUY-WRITE INCOME FUND (BXMX)

Investment Objective

The Fund’s investment objective is to seek attractive total return with less volatility than the S&P 500 Index.

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in a diversified equity portfolio made up of securities comprising the S&P 500 Index (or securities that have economic characteristics that are similar to those securities comprising the S&P 500 Index) that seeks to substantially replicate price movements of the S&P 500 Index and is designed to support the Fund’s option strategy.

Under normal circumstances, the Fund expects to invest substantially all (at least 90%) of its Managed Assets (as defined below) in its equity portfolio or otherwise in pursuit of its investment objective.

The Fund employs a constant “buy-write” option strategy whereby the Fund’s sub-adviser sells (writes) index call options on a continuous basis on substantially the full value of the Fund’s equity portfolio. The Fund targets a constant overwrite level (i.e., the ratio of the notional value of index call options sold by the Fund to the market value of the Fund’s equity portfolio) of 100% of the value of its equity portfolio. The Fund’s use of a buy-write strategy, which is also commonly referred to as a buy-write income strategy, is intended to produce cash flow for the Fund in the form of premiums on the options written. In exchange for this cash flow (the income component of a buy-write strategy), the Fund’s total return may be reduced relative to the S&P 500 Index in rising markets and may be enhanced relative to the S&P 500 Index in flat or declining markets, in each case consistent with the Fund’s investment objective to seek attractive total return with less volatility than the S&P 500 Index.

Under normal market conditions:

•

As a fundamental policy, the Fund may not concentrate (i.e., invest more than 25% of its total assets) in securities of issuers in any one industry, except that the Fund will be concentrated in an industry or group of industries to the extent the S&P 500 Index is concentrated in an industry or group of industries (the “Industry Concentration Policy”).

•	The Fund may invest no more than 10% of its Managed Assets in short-term, high quality fixed-income securities.

•

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are United States (“U.S.”) dollar denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

The foregoing policies apply only at the time of any new investment.

“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in its equity portfolio, such policy may not be changed without 60 days’ prior written notice to Common Shareholders.

However, the Fund’s fundamental Industry Concentration Policy may not be changed without the approval of the holders of a majority of the outstanding common shares. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund expects to invest in a portfolio of individual common stocks designed to replicate the risk and return profile, and thereby substantially replicate price movements, of the S&P 500 Index. The Fund may also invest in other investment companies, including exchange-traded funds (“ETFs”), that provide similar exposure to individual common stocks consistent with the Fund’s investment objective. Common stock generally represents an equity ownership interest in an issuer, without preference over and with a lower priority than any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks usually carry voting rights and earn dividends. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity, as such the company may or may not pay dividends. Dividends on common stocks are declared at the discretion of the company’s board. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Shareholder Update (continued)

In carrying out its option strategy, the Fund may write index call options on the S&P 500 Index and other broad-based indices and may, if the Fund’s sub-adviser deems conditions appropriate, write call options on a variety of other equity market indices. As the seller of an index call option, the Fund receives a premium from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over the exercise price upon the exercise of the call option or the expiration date. If, at expiration, the purchaser exercises the index option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.

The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, Student Loan Marketing Association, U.S. Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if its sub-adviser determines that the credit risk with respect to such obligations is minimal.

The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.

The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.

The Fund may invest in securities of non-U.S. issuers that are U.S. dollar-denominated, which may include securities of issuers located, or conducting their business, in emerging market countries. The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. Furthermore, a country is considered to be an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market country based on the determination of an international organization, such as the International Monetary Fund (“IMF”), or an unaffiliated, recognized financial data provider.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.

The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts and options thereon, swaps (with varying terms, including interest rate swaps and credit default swaps), options on interest rates, options on indices, options on swaps, options on currencies and other fixed-income derivative instruments that may have the economic effect of leverage.

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940 Act, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).

The Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the Fund’s securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

Use of Leverage

As a non-fundamental policy, the Fund will not leverage its capital structure by issuing “senior securities” (as defined under the 1940 Act), such as the issuance of preferred shares of beneficial interest or debt instruments. However, the Fund may borrow (which may include reverse repurchase agreements) for temporary or emergency purposes, and use certain derivatives and other financing instruments that have the economic effect of leverage by creating additional investment exposures.

Temporary Defensive Periods

During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest any portion of its Managed Assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund may not achieve its investment objectives during such periods.

Shareholder Update (continued)

NUVEEN DOW 30SM DYNAMIC OVERWRITE FUND (DIAX)

Investment Objective

The Fund’s investment objective is to seek attractive total return with less volatility than the Dow Jones Industrial Average (the “DJIA”).

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in the thirty stocks included in the DJIA in approximately the amount such stocks are weighted in the DJIA and/or in other securities or financial instruments with economic characteristics that are similar to the thirty stocks included in the DJIA that are intended to correlate with the price movements of the DJIA.

Under normal circumstances, the Fund expects to invest substantially all (at least 90%) of its Managed Assets (as defined below) in its equity portfolio or otherwise in pursuit of its investment objective.

The Fund’s sub-adviser constructs the Fund’s equity portfolio by purchasing the common stock of each company included in the DJIA in approximately the amounts stocks are weighted in the DJIA. The Fund will periodically rebalance its holdings of DJIA stocks in order to more closely approximate each stock’s weighting in the DJIA. The Fund’s sub-adviser will consider the tax consequences of certain transactions within the Fund’s equity portfolio and intends to manage the portfolio in a tax-efficient manner by taking, for example, capital losses when possible to offset realized capital gains. The Fund’s sub-adviser will rebalance and adjust the Fund’s equity portfolio as necessary for tracking and tax management purposes.

The Fund employs a dynamic options “overwrite” strategy whereby the Fund’s sub-adviser sells (writes) call options on a varying percentage of the market value of the Fund’s equity portfolio based on its market outlook. Pursuant to this option strategy, under normal circumstances, the Fund sells (writes) index call options, call options on custom baskets of securities, and call options on individual securities. In addition to a primary emphasis on writing call options to reduce downside risk and volatility of the Fund’s equity portfolio, the Fund’s option strategy as a secondary emphasis seeks additional return opportunities by capitalizing on inefficiencies in the options market through a variety of means including the use of call spreads, purchasing call options, and selling put options.

The Fund targets an overwrite level (i.e., the ratio of the notional value of call options sold by the Fund to the market value of the Fund’s equity portfolio) of 55% of the value of its equity portfolio over time, and the overwrite level will vary, based on market conditions, between 35% to 75% of the value of its equity portfolio.

Under normal market conditions:

•

As a fundamental policy, the Fund may not concentrate (i.e., invest more than 25% of its total assets) in securities of issuers in any one industry, except that if 25% or more of the securities in the DIJA are issued by companies in one industry, the Fund will concentrate in that industry (the “Industry Concentration Policy”).

•	The Fund may invest no more than 10% of its Managed Assets in short-term, high quality fixed-income securities.

•

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are United States (“U.S.”) dollar denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

The foregoing policies apply only at the time of any new investment.

“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in its equity portfolio, such policy may not be changed without 60 days’ prior written notice to shareholders.

However, the Fund’s fundamental Industry Concentration Policy may not be changed without the approval of the holders of a majority of the outstanding common shares. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund will invest in the thirty common stocks included in the DJIA in approximately the amount such stocks are weighted in the DJIA. The Fund may also invest in other securities or financial instruments with economic characteristics that are similar to the thirty stocks included in the DJIA that are intended to correlate with the price movements of the DJIA. The Fund may also invest in other investment companies, including exchange-traded funds (“ETFs”), that provide similar exposure to individual common stocks consistent with the Fund’s investment objective. Common stock generally represents an equity ownership interest in an issuer, without preference over and with a lower priority than any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks usually carry voting rights and earn dividends. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity, as such the company may or may not pay dividends. Dividends on common stocks are declared at the discretion of the company’s board. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

As part of its option strategy, the Fund sells (writes) index call options, call options on custom baskets of securities, and covered or uncovered call options on individual securities. An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument). Options may be listed on an exchange or traded in the over-the-counter (“OTC”) market. In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller but are subject to counterparty risk. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Fund. OTC options also involve greater liquidity risk. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes limited.

In carrying out its option strategy, the Fund may write index call options on the DJIA and other broad-based indices and may, if the Fund’s sub-adviser deems conditions appropriate, write call options on a variety of other equity market indices. As the seller of an index call option, the Fund receives a premium from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over the exercise price upon the exercise of the call option or the expiration date. If, at expiration, the purchaser exercises the index option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

The Fund may also write call options on custom baskets of securities. A custom basket call option is an OTC option with a counterparty whose value is linked to the market value of a portfolio of underlying securities and is collateralized by a portion of the Fund’s equity portfolio. In designing the custom basket call options, the Fund’s sub-adviser will primarily select assets not held by the Fund. In order to minimize the difference between the returns of the underlying securities in the custom basket (commonly referred to as a tracking error), the Fund’s sub-adviser will use optimization calculations when selecting the individual securities for inclusion in the custom basket.

The Fund may also write single name call options, both covered and “naked” or uncovered, on individual stocks. A call option written by the Fund on an individual security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration. Conversely, “naked” call options are those representing more shares of the security underlying the call than are held in the Fund’s portfolio. The Fund, in effect, sells the potential appreciation in the value of the security subject to the call option in exchange for the premium. The Fund may execute a closing purchase transaction with respect to an option it has sold and sell another option (with either a different exercise price or expiration date or both). The Fund’s objective in entering into such a closing transaction will be to optimize net index option premiums. The cost of a closing transaction may reduce the net option premiums realized from the sale of the option. This reduction could be offset, at least in part, by appreciation in the value of the underlying security held in the Fund’s equity portfolio, and by the opportunity to realize additional premium income from selling a new option.

The Fund may also purchase call options. A call option entitles the purchaser, in return for the premium paid, to purchase specified securities at a specified price during the option period. Because the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than if it had invested the same amount in the security directly.

The Fund may also use call spreads as part of its option strategy. A call spread involves the sale of a call option and the corresponding purchase of a call option on the same underlying instrument with the same expiration date but with different exercise prices. The call spreads utilized by the Fund generally will generate less net option premium than writing calls, but limit the overall risk of the strategy by capping the Fund’s liability from the written call while simultaneously allowing for additional upside above the strike price of the purchased call.

The Fund may also use put options as part of its option strategy. A put option gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying instrument (or the cash value of the index) at a stated price (the “exercise price”) at any time before the option expires. The purchase price for a put option is the “premium” paid by the purchaser for the right to sell. When the Fund sells a put option on an underlying instrument and the underlying instrument decreases in value, the purchaser of the put option has the right to exercise the option, obligating the Fund to purchase the underlying instrument at an exercise price that is higher than the prevailing market price. The Fund collects option premium income when it sells the put option. If the underlying instrument increases in value, the purchaser of the put option is unlikely to exercise the option since the prevailing market price will be higher than the exercise price. Accordingly, the Fund retains all put premium income collected during market advances.

The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and

Shareholder Update (continued)

instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.

The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, Student Loan Marketing Association, U.S. Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if its sub-adviser determines that the credit risk with respect to such obligations is minimal.

The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.

The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.

The Fund may invest in securities of non-U.S. issuers that are U.S. dollar-denominated, which may include securities of issuers located, or conducting their business, in emerging market countries. The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. Furthermore, a country is considered to be an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market country based on the determination of an international organization, such as the International Monetary Fund (“IMF”), or an unaffiliated, recognized financial data provider.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.

The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts and options thereon, swaps (with varying terms, including interest rate swaps and credit default swaps), options on interest rates, options on indices, options on swaps, options on currencies and other fixed-income derivative instruments that may have the economic effect of leverage.

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940 Act, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).

The Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the Fund’s securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

Use of Leverage

As a non-fundamental policy, the Fund will not leverage its capital structure by issuing “senior securities” (as defined under the 1940 Act), such as the issuance of preferred shares of beneficial interest or debt instruments. However, the Fund may borrow (which may include reverse repurchase agreements) for temporary or emergency purposes, and use certain derivatives and other financing instruments that have the economic effect of leverage by creating additional exposures.

Temporary Defensive Periods

During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest any portion of its Managed Assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund may not achieve its investment objective during such periods.

NUVEEN S&P 500 DYNAMIC OVERWRITE FUND (SPXX)

Investment Objective

The Fund’s investment objective is to seek attractive total return with less volatility than the S&P 500 Index.

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in a diversified equity portfolio made up of securities comprising the S&P 500 Index (or securities that have economic characteristics that are similar to those securities comprising the S&P 500 Index) that seeks to substantially replicate price movements of the S&P 500 Index and is designed to support the Fund’s option strategy.

Under normal circumstances, the Fund expects to invest substantially all (at least 90%) of its Managed Assets (as defined below) in its equity portfolio or otherwise in pursuit of its investment objective.

The Fund’s sub-adviser uses a multi-factor quantitative model, which will consider opportunities to engage in tax-loss harvesting (i.e., periodically selling positions that have depreciated in value to realize capital losses that can be used to offset capital gains realized by the Fund) and other tax management considerations to improve after-tax shareholder outcomes, to construct the Fund’s equity portfolio.

The Fund employs a dynamic options “overwrite” strategy whereby the Fund’s sub-adviser sells (writes) call options on a varying percentage of the market value of the Fund’s equity portfolio based on its market outlook. Pursuant to this option strategy, under normal circumstances, the Fund sells (writes) index call options, call options on custom baskets of securities, and call options on individual securities. In addition to a primary emphasis on writing call options to reduce downside risk and volatility of the Fund’s equity portfolio, the Fund’s option strategy as a secondary emphasis seeks additional return opportunities by capitalizing on inefficiencies in the options market through a variety of means including the use of call spreads and selling put options.

The Fund targets an overwrite level (i.e., the ratio of the notional value of call options sold by the Fund to the market value of the Fund’s equity portfolio) of 55% of the value of its equity portfolio over time, and the overwrite level will vary, based on market conditions, between 35% to 75% of the value of its equity portfolio.

Under normal market conditions:

•

As a fundamental policy, the Fund may not concentrate (i.e., invest more than 25% of its total assets) in securities of issuers in any one industry; notwithstanding the foregoing, the Fund will be concentrated in an industry or group of industries to the extent the S&P 500 Index is concentrated in an industry or group of industries (the “Industry Concentration Policy”).

•	The Fund may invest no more than 10% of its Managed Assets in short-term, high quality fixed-income securities.

•

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are United States (“U.S.”) dollar denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

The foregoing policies apply only at the time of any new investment.

“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in its equity portfolio, such policies may not be changed without 60 days’ prior written notice to shareholders. However, the Fund’s fundamental Industry Concentration Policy may not be changed without the approval of the holders of a majority of the outstanding common shares. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund will invest in a portfolio of individual common stocks designed to replicate the risk and return profile, and thereby substantially replicate price movements of the S&P 500 Index. The Fund may also invest in other investment companies, including exchange-traded funds (“ETFs”), that provide similar exposure to individual common stocks consistent with the Fund’s investment objective. Common stock generally represents an equity ownership interest in an issuer, without preference over and with a lower priority than any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks usually carry voting rights and earn dividends. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity, as such the company may or may not pay dividends. Dividends on common stocks are declared at the discretion of the company’s board. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Shareholder Update (continued)

As part of its option strategy, the Fund sells (writes) index call options, call options on custom baskets of securities, and covered or uncovered call options on individual securities. An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument). Options may be listed on an exchange or traded in the over-the-counter (“OTC”) market. In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller but are subject to counterparty risk. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Fund. OTC options also involve greater liquidity risk. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes limited.

In carrying out its option strategy, the Fund may write index call options on the S&P 500 Index and other broad-based indices and may, if the Fund’s sub-adviser deems conditions appropriate, write call options on a variety of other equity market indices. As the seller of an index call option, the Fund receives a premium from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over the exercise price upon the exercise of the call option or the expiration date. If, at expiration, the purchaser exercises the index option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

The Fund may also write call options on custom baskets of securities. A custom basket call option is an OTC option with a counterparty whose value is linked to the market value of a portfolio of underlying securities and is collateralized by a portion of the Fund’s equity portfolio. In designing the custom basket call options, the Fund’s sub-adviser will primarily select assets not held by the Fund. In order to minimize the difference between the returns of the underlying securities in the custom basket (commonly referred to as a tracking error), the Fund’s sub-adviser will use optimization calculations when selecting the individual securities for inclusion in the custom basket.

The Fund may also write single name call options, both covered and “naked” or uncovered, on individual stocks. A call option written by the Fund on an individual security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration. Conversely, “naked” call options are those representing more shares of the security underlying the call than are held in the Fund’s portfolio. The Fund, in effect, sells the potential appreciation in the value of the security subject to the call option in exchange for the premium. The Fund may execute a closing purchase transaction with respect to an option it has sold and sell another option (with either a different exercise price or expiration date or both). The Fund’s objective in entering into such a closing transaction will be to optimize net index option premiums. The cost of a closing transaction may reduce the net option premiums realized from the sale of the option. This reduction could be offset, at least in part, by appreciation in the value of the underlying security held in the Fund’s equity portfolio, and by the opportunity to realize additional premium income from selling a new option.

The Fund may also use call spreads as part of its option strategy. A call spread involves the sale of a call option and the corresponding purchase of a call option on the same underlying instrument with the same expiration date but with different exercise prices. The call spreads utilized by the Fund generally will generate less net option premium than writing calls, but limit the overall risk of the strategy by capping the Fund’s liability from the written call while simultaneously allowing for additional upside above the strike price of the purchased call.

The Fund may also use put options as part of its option strategy. A put option gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying instrument (or the cash value of the index) at a stated price (the “exercise price”) at any time before the option expires. The purchase price for a put option is the “premium” paid by the purchaser for the right to sell. When the Fund sells a put option on an underlying instrument and the underlying instrument decreases in value, the purchaser of the put option has the right to exercise the option, obligating the Fund to purchase the underlying instrument at an exercise price that is higher than the prevailing market price. The Fund collects option premium income when it sells the put option. If the underlying instrument increases in value, the purchaser of the put option is unlikely to exercise the option since the prevailing market price will be higher than the exercise price. Accordingly, the Fund retains all put premium income collected during market advances.

The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.

The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, Student Loan Marketing Association, U.S. Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if its sub-adviser determines that the credit risk with respect to such obligations is minimal.

The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.

The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.

The Fund may invest in securities of non-U.S. issuers that are U.S. dollar-denominated, which may include securities of issuers located, or conducting their business, in emerging market countries. The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. Furthermore, a country is considered to be an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market country based on the determination of an international organization, such as the International Monetary Fund (“IMF”), or an unaffiliated, recognized financial data provider.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.

The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts and options thereon, swaps (with varying terms, including interest rate swaps and credit default swaps), options on interest rates, options on indices, options on swaps, options on currencies and other fixed-income derivative instruments that may have the economic effect of leverage.

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940 Act, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).

The Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the Fund’s securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

Use of Leverage

As a non-fundamental policy, the Fund will not leverage its capital structure by issuing “senior securities” (as defined under the 1940 Act), such as the issuance of preferred shares of beneficial interest or debt instruments. However, the Fund may borrow (which may include reverse repurchase agreements) for temporary or emergency purposes, and use certain derivatives and other financing instruments that have the economic effect of leverage by creating additional investment exposures.

Temporary Defensive Periods

During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest any portion of its Managed Assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund may not achieve its investment objective during such periods.

Shareholder Update (continued)

NUVEEN NASDAQ 100 DYNAMIC OVERWRITE FUND (QQQX)

Investment Objective

The Fund’s investment objective is to seek attractive total return with less volatility than the Nasdaq 100 Index.

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in an equity portfolio made up of securities comprising the Nasdaq 100 Index (or securities that have economic characteristics that are similar to those securities comprising the Nasdaq 100 Index) that seeks to substantially replicate price movements of the Nasdaq 100 Index and is designed to support the Fund’s option strategy.

Under normal circumstances, the Fund expects to invest substantially all (at least 90%) of its Managed Assets (as defined below) in its equity portfolio or otherwise in pursuit of its investment objective.

The Fund’s sub-adviser uses a multi-factor quantitative model, which will consider opportunities to engage in tax-loss harvesting (i.e., periodically selling positions that have depreciated in value to realize capital losses that can be used to offset capital gains realized by the Fund) and other tax management considerations to improve after-tax shareholder outcomes, to construct the Fund’s equity portfolio.

The Fund employs a dynamic options “overwrite” strategy whereby the Fund’s sub-adviser sells (writes) call options on a varying percentage of the market value of the Fund’s equity portfolio based on its market outlook. Pursuant to this option strategy, under normal circumstances, the Fund sells (writes) index call options, call options on custom baskets of securities, and call options on individual securities. In addition to a primary emphasis on writing call options to reduce downside risk and volatility of the Fund’s equity portfolio, the Fund’s option strategy as a secondary emphasis seeks additional return opportunities by capitalizing on inefficiencies in the options market through a variety of means including the use of call spreads and selling put options.

The Fund targets an overwrite level (i.e., the ratio of the notional value of call options sold by the Fund to the market value of the Fund’s equity portfolio) of 55% of the value of its equity portfolio over time, and the overwrite level will vary, based on market conditions, between 35% to 75% of the value of its equity portfolio.

Under normal market conditions:

•

As a fundamental policy, the Fund may not concentrate (i.e., invest more than 25% of its total assets) in securities of issuers in any one industry, except that if 25% or more of the securities in the Nasdaq 100 Index are issued by companies in one industry, the Fund will concentrate in that industry unless the Fund would need to avoid concentration in order to implement its investment strategy as it relates to avoiding the adverse tax treatment associated with straddle positions (the “Industry Concentration Policy”).

•	The Fund may invest no more than 10% of its Managed Assets in short-term, high quality fixed-income securities.

•

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are United States (“U.S.”) dollar denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

The foregoing policies apply only at the time of any new investment.

“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in the equity portfolio, such policy may not be changed without 60 days’ prior written notice to shareholders. However, the Fund’s fundamental Industry Concentration Policy may not be changed without the approval of the holders of a majority of the outstanding common shares. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund will invest in a portfolio of individual common stocks designed to replicate the risk and return profile, and thereby substantially replicate price movements of the Nasdaq 100 Index. The Fund may also invest in other investment companies, including exchange-traded funds (“ETFs”), that provide similar exposure to individual common stocks consistent with the Fund’s investment objective. Common stock generally represents an equity ownership interest in an issuer, without preference over and with a lower priority than any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks usually carry voting rights and earn dividends. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity, as such the company may or may not pay dividends. Dividends on common stocks are declared at the discretion of the company’s board. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

As part of its option strategy, the Fund sells (writes) index call options, call options on custom baskets of securities, and covered or uncovered call options on individual securities. An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument). Options may be listed on an exchange or traded in the over-the-counter (“OTC”) market. In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller but are subject to counterparty risk. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Fund. OTC options also involve greater liquidity risk. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes limited.

In carrying out its option strategy, the Fund may write index call options on the Nasdaq 100 Index and other broad-based indices and may, if the Fund’s sub-adviser deems conditions appropriate, write call options on a variety of other equity market indices. As the seller of an index call option, the Fund receives a premium from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over the exercise price upon the exercise of the call option or the expiration date. If, at expiration, the purchaser exercises the index option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

The Fund may also write call options on custom baskets of securities. A custom basket call option is an OTC option with a counterparty whose value is linked to the market value of a portfolio of underlying securities and is collateralized by a portion of the Fund’s equity portfolio. In designing the custom basket call options, the Fund’s sub-adviser will primarily select assets not held by the Fund. In order to minimize the difference between the returns of the underlying securities in the custom basket (commonly referred to as a tracking error), the Fund’s sub-adviser will use optimization calculations when selecting the individual securities for inclusion in the custom basket.

The Fund may also write single name call options, both covered and “naked” or uncovered, on individual stocks. A call option written by the Fund on an individual security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration. Conversely, “naked” call options are those representing more shares of the security underlying the call than are held in the Fund’s portfolio. The Fund, in effect, sells the potential appreciation in the value of the security subject to the call option in exchange for the premium. The Fund may execute a closing purchase transaction with respect to an option it has sold and sell another option (with either a different exercise price or expiration date or both). The Fund’s objective in entering into such a closing transaction will be to optimize net index option premiums. The cost of a closing transaction may reduce the net option premiums realized from the sale of the option. This reduction could be offset, at least in part, by appreciation in the value of the underlying security held in the Fund’s equity portfolio, and by the opportunity to realize additional premium income from selling a new option.

The Fund may also use call spreads as part of its option strategy. A call spread involves the sale of a call option and the corresponding purchase of a call option on the same underlying instrument with the same expiration date but with different exercise prices. The call spreads utilized by the Fund generally will generate less net option premium than writing calls, but limit the overall risk of the strategy by capping the Fund’s liability from the written call while simultaneously allowing for additional upside above the strike price of the purchased call.

The Fund may also use put options as part of its option strategy. A put option gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying instrument (or the cash value of the index) at a stated price (the “exercise price”) at any time before the option expires. The purchase price for a put option is the “premium” paid by the purchaser for the right to sell. When the Fund sells a put option on an underlying instrument and the underlying instrument decreases in value, the purchaser of the put option has the right to exercise the option, obligating the Fund to purchase the underlying instrument at an exercise price that is higher than the prevailing market price. The Fund collects option premium income when it sells the put option. If the underlying instrument increases in value, the purchaser of the put option is unlikely to exercise the option since the prevailing market price will be higher than the exercise price. Accordingly, the Fund retains all put premium income collected during market advances.

The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.

The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, Student Loan Marketing Association, U.S. Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if its sub-adviser determines that the credit risk with respect to such obligations is minimal.

Shareholder Update (continued)

The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.

The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.

The Fund may invest in securities of non-U.S. issuers that are U.S. dollar-denominated, which may include securities of issuers located, or conducting their business, in emerging market countries. The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. Furthermore, a country is considered to be an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market country based on the determination of an international organization, such as the International Monetary Fund (“IMF”), or an unaffiliated, recognized financial data provider.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.

The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts and options thereon, swaps (with varying terms, including interest rate swaps and credit default swaps), options on interest rates, options on indices, options on swaps, options on currencies and other fixed-income derivative instruments that may have the economic effect of leverage.

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940 Act, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).

The Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the Fund’s securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

Use of Leverage

As a non-fundamental policy, the Fund will not leverage its capital structure by issuing “senior securities” (as defined under the 1940 Act), such as the issuance of preferred shares of beneficial interest or debt instruments. However, the Fund may borrow (which may include reverse repurchase agreements) for temporary or emergency purposes, and use certain derivatives and other financing instruments that have the economic effect of leverage by creating additional investment exposures.

Temporary Defensive Periods

During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest any portion of its Managed Assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund may not achieve its investment objective during such periods.

NUVEEN CORE EQUITY ALPHA FUND (JCE)

Investment Objective

The Fund’s investment objective is to provide an attractive level of total return. The Fund seeks to achieve its investment objective primarily through long term capital appreciation and secondarily through income and gains.

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in the Equity Portfolio (as defined below).

The Fund invests in a portfolio of actively managed large capitalization United States (“U.S.”) common stocks, using the sub-adviser’s proprietary quantitative process designed to provide the potential for long-term outperformance (the “Equity Portfolio”). Additionally, the Fund seeks to reduce the volatility of its returns relative to the returns of the Equity Portfolio over extended periods by writing (selling) index call options and/or call options on custom baskets of securities (the “Options Strategy”).

Under normal market conditions:

•	The notional value of the call options written by the Fund under its Options Strategy may be up to 50% of the value of the Fund’s Managed Assets.

•

The Fund intends to limit the overlap between the stocks held in the Equity Portfolio and the stocks underlying the Fund’s call options to less than 70% (generally based on the value of such components).

•

The Fund may invest up to 10% of is Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly.

The foregoing policies apply only at the time of any new investment.

“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in the Equity Portfolio, such policy may not be changed without 60 days’ prior written notice to shareholders.

Portfolio Contents

The Fund generally invests in a portfolio of common stocks. Common stock generally represents an equity ownership interest in an issuer, without preference over and with a lower priority than any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks usually carry voting rights and earn dividends. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity, as such the company may or may not pay dividends. Dividends on common stocks are declared at the discretion of the company’s board. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The Fund implements its Option Strategy by writing (selling) index call options and call options on custom baskets of securities.

An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument). Options may be listed on an exchange or traded in the over-the-counter (“OTC”) market. In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally are subject to counterparty risk. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Fund. OTC options also involve greater liquidity risk. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes limited. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for certain written OTC options, are illiquid.

Shareholder Update (continued)

The Fund writes index call options on broad-based indices and may, if the sub-adviser deems conditions appropriate, write call options on a variety of other equity market indices. As the seller of an index call option, the Fund receives a premium from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over the exercise price upon the exercise of the call option or the expiration date. If, at expiration, the purchaser exercises the index option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

The Fund may also write call options on custom baskets of securities. A custom basket call option is an OTC option with a counterparty whose value is linked to the market value of a portfolio of underlying securities and is collateralized by a portion of the Fund’s Equity Portfolio. In order to minimize the difference between the returns of the underlying securities in the custom basket (commonly referred to as a tracking error), the sub-adviser will use optimization calculations when selecting the individual securities for inclusion in the custom basket.

In addition to the use of call options as described above, the Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments or as a substitute for a position in the underlying asset. Such instruments include options, futures contracts, index futures and total return swaps. In addition, the Fund may invest in other types of derivative instruments that are currently non-principal investments, including forward contracts, interest rate swaps, caps, collars and floors, credit default swaps, and swap options.

The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the Fund’s securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

Use of Leverage

As a non-fundamental policy, the Fund will not leverage its capital structure by issuing “senior securities” (as defined under the 1940 Act) such as the issuance of preferred shares of beneficial interest or debt instruments. The Fund may, however, borrow up to 7.5% of its Managed Assets for cash management purposes. In addition, the Fund may borrow (which may include reverse repurchase agreements) for temporary or emergency purposes, and use certain derivatives and other financing instruments that have the economic effect of leverage by creating additional investment exposures.

Temporary Defensive Periods

During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its Managed Assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund may not achieve its investment objective during such periods.

PRINCIPAL RISKS OF THE FUNDS

The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

Risk	BXMX	DIAX	SPXX	QQQX	JCE

Portfolio Level Risks
Call Option Risk	X	X	X	X	X
Call Spreads Risk	X	X	X	X	-
Common Stock Risk	X	X	X	X	X
Concentration Risk	X	X	X	X	-
Counterparty Risk	X	X	X	X	X
Deflation Risk	X	X	X	X	X
Derivatives Risk	X	X	X	X	X
Dividend Income Risk	X	X	X	X	X
Frequent Trading Risk	-	-	-	-	X
Financial Services Sector Risk	-	X	X	-	X
Foreign/Emerging Market Issuer Risk	X	X	X	X	-
Hedging Risk	X	X	X	X	X
Inflation Risk	X	X	X	X	X
Information Technology Sector Risk	X	X	X	X	X
Large-Cap Company Risk	X	X	X	X	X
Options Strategy Risk	X	X	X	X	X
Other Investment Companies Risk	X	X	X	X	X
Put Option Risk	X	X	X	X	-
Quantitative Analysis Risk	-	-	-	-	X
Restricted and Illiquid Investments Risk	X	X	X	X	X
Swap Transactions Risk	X	X	X	X	X
U.S. Government Securities Risk	X	X	X	X	X
Valuation Risk	X	X	X	X	X
When-Issued and Delayed-Delivery Transactions Risk	X	X	X	X	X

Shareholder Update (continued)

Risk	BXMX	DIAX	SPXX	QQQX	JCE

Fund Level and Other Risks
Anti-Takeover Provisions	X	X	X	X	X
Borrowing Risk	X	X	X	X	X
Cybersecurity Risk	X	X	X	X	X
Global Economic Risk	X	X	X	X	X
Investment and Market Risk	X	X	X	X	X
Legislation and Regulatory Risk	X	X	X	X	X
Market Discount from Net Asset Value	X	X	X	X	X
Non-Diversified Status Risk	-	X	-	X	-
Not an Index Fund	X	X	X	X	-
Recent Market Conditions	X	X	X	X	X
Fund Tax Risk	X	X	X	X	X

Portfolio Level Risks:

Call Option Risk. As the writer of a call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the instrument underlying the call option above the sum of the premium and the strike price of the option, but will retain the risk of loss should the market value of the instrument underlying the call option decline. The purchaser of the call option has the right to any appreciation in the value of the underlying instrument over the exercise price upon the exercise of the call option or the expiration date. As the Fund increases the option overlay percentage, its ability to benefit from capital appreciation becomes more limited and the risk of NAV erosion increases. If the Fund experiences NAV erosion, which itself may have a negative effect on the market price of the Fund’s shares, the Fund will have a reduced asset base over which to write call options, which may eventually lead to reduced distributions to shareholders.

In addition, because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund bears a risk that the value of the securities held by the Fund will vary from the value of the underlying index and relative to the written index call option positions. Accordingly, the Fund may incur losses on the index call options that it has sold that exceed gains on the Fund’s equity portfolio. The value of index options written by the Fund, which will be priced daily, will be affected by changes in the value of and dividend rates of the underlying common stocks in the index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller.

Call Spreads Risk. A call spread involves the sale of a call option and the corresponding purchase of a call option on the same underlying instrument with the same expiration date but with different strike prices. The Fund may not be able to enter into (or close out of) these transactions, at times or in the quantities desired by the sub-adviser. The Fund also may not be able to enter into (or close out of) these transactions because of, among other things, the lack of market participants that are willing to take contrary positions to that of the Fund.

Common Stock Risk. Common stocks have experienced significantly more volatility in returns and may significantly underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market, and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or the current and expected future conditions of the broader economy, or when political or economic events affecting the issuer in particular or the stock market in general occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Concentration Risk. The Fund’s investments may be concentrated in issuers of one or a few specific economic sectors, so the Fund may be subject to more risks than if it were broadly diversified across the economy.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative transactions entered into by the Fund. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives transactions may affect the value of those instruments. Because certain derivative transactions in which the Fund may engage may be traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. If a counterparty becomes bankrupt or otherwise becomes unable to perform its obligations due to financial difficulties the Fund may sustain losses (including the full amount of its investment), may be unable to liquidate a derivatives position or may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. By entering into derivatives transactions, the Fund assumes the risk that its counterparties could experience such financial hardships. Although the Fund intends to enter into transactions only with counterparties that the sub-adviser believes to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction. In the event of a counterparty’s bankruptcy or insolvency, any collateral posted by the Fund in connection with a derivatives transaction may be subject to the conflicting claims of that counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty. The use of certain derivatives involves leverage, which can cause the Fund’s portfolio to be more volatile than if the portfolio had not been leveraged. Leverage can significantly magnify the effect of price movements of the reference asset, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains when the reference asset changes in unexpected ways. In some instances, such leverage could result in losses that exceed the original amount invested.

It is possible that regulatory or other developments in the derivatives market, including changes in government regulation could adversely impact the Fund’s ability to invest in certain derivatives successfully use derivative instruments.

Dividend Income Risk. A portion of the net investment income paid by the Fund to its shareholders is derived from dividends it receives from the common stocks held in the Fund’s equity portfolio. Dividends paid on securities held by the Fund can vary significantly over the short-term and long-term. Dividends on common stocks are not fixed, but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time.

Frequent Trading Risk. The Fund’s portfolio turnover rate may exceed 100%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities, which may detract from Fund’s performance.

Financial Services Sector Risk. The Fund’s investment in securities issued by financial services companies makes the Fund more susceptible to adverse economic or regulatory occurrences affecting those companies. Investments in financial services companies includes the following risks:

•	financial services companies may suffer a setback if regulators change the rules under which they operate;

•	unstable interest rates can have a disproportionate effect on the financial services sector;

•

financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector;

•	financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies; and

•	financial services companies have been significantly and negatively affected by the downturn in the subprime mortgage lending market and the resulting impact on the world’s economies.

Foreign/Emerging Markets Issuer Risk. Investments in foreign issuers involve special risks not presented by investments in U.S. issuers, including the following: (i) less publicly available information about foreign issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many foreign markets are smaller, less liquid and more volatile; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of foreign countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) possible seizure of a company’s assets; (vii) restrictions imposed by foreign countries limiting the ability of foreign issuers to make payments of principal and/or interest due to blockages of foreign currency exchanges or otherwise and (viii) withholding and other foreign taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in issuers located in one foreign country or geographic region. In addition, investing in securities of foreign issuers located in emerging markets involves greater risks, including smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital.

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Currently, inflation rates are elevated relative to normal market conditions and could increase.

Shareholder Update (continued)

Information Technology Sector Risk. The Fund currently invests a significant portion of its assets in the information technology sector, although this may change over time. The market prices of technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Large-Cap Company Risk. While large-cap companies may be less volatile than those of mid-and small-cap companies, they still involve risk. To the extent the Fund invests in large-capitalization securities, the Fund may underperform funds that invest primarily in securities of smaller capitalization companies during periods when the securities of such companies are in favor. Large-capitalization companies may be unable to respond as quickly as smaller capitalization companies to competitive challenges or to changes in business, product, financial or other market conditions.

Options Strategy Risk. The value of call options sold (written) by the Fund will fluctuate. The Fund may not participate in any appreciation of its portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of its portfolio. In employing the Fund’s option strategy, the sub-adviser seeks to reduce downside risk and volatility of the Fund’s equity portfolio. This strategy may not protect against market declines and may limit the Fund’s participation in market gains, particularly during periods when market values are increasing. This strategy may increase the Fund’s portfolio transaction costs, which could result in losses or reduce gains, and may not be successful.

Other Investment Companies Risk. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.

With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.

Put Option Risk. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised put options.

Quantitative Analysis Risk. The risk that stocks selected using quantitative modeling and analysis could perform differently from the market as a whole and the risk that such quantitative analysis and modeling may not adequately take into account certain factors, may contain design flaws or inaccurate assumptions and may rely on inaccurate data inputs, which may result in losses to the Fund.

Restricted and Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell the investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Swap Transactions Risk. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the investment adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/ or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.

U.S. Government Securities Risk. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued or guaranteed by U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Valuation Risk. Certain securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

When-Issued and Delayed-Delivery Transaction Risk. When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

Fund Level and Other Risks:

Anti-Takeover Provisions. The Declaration of Trust and the Fund’s by-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares.

Borrowing Risk. The Fund may borrow for temporary or emergency purposes. Borrowing may exaggerate changes in the NAV of the Fund’s shares and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market circumstances, such borrowings might be outstanding for longer periods of time.

Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and asset prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies, may have global negative economic and market repercussions. Additionally, instability in various countries, war, natural and environmental disasters, the spread of infectious illnesses or other public health emergencies, terrorist attacks in the United States and around the world, growing social and political discord in the United States, debt crises, the response of the international community—through economic sanctions and otherwise—to international events, further downgrade of U.S. government securities, changes in the U.S. president or political shifts in Congress, trade disputes and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the global economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Fund’s sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

The Fund does not know and cannot predict how long the securities markets may be affected by these events, and the future impact of these and similar events on the global economy and securities markets is uncertain. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.

Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

Shareholder Update (continued)

Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Non-Diversified Status Risk. Because the Fund is classified as “non-diversified” under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. As a result, the Fund will be more susceptible than a diversified fund to fluctuations in the prices of securities of a single issuer.

Not an Index Fund. The Fund is not, nor is it intended to be, an index fund. As a result, the performance of the Fund will differ from the performance of the index as a whole for various reasons, including the fact that the Fund will write call options on a portion of its equity portfolio and the weightings of the securities included in the Fund’s equity portfolio may be different than the weightings of the common stocks in the index. The Fund, by writing call options on its equity portfolio, will give up the opportunity to benefit from potential increases in the value of the Fund’s equity portfolio above the exercise prices of the options, but will continue to bear the risk of declines in the value of the Fund’s equity portfolio.

Recent Market Conditions. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, including the imposition of tariffs, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

Ukraine has experienced ongoing military conflict, most recently commencing in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets. Additionally, in October 2023 armed conflict broke out between Israel and the militant group Hamas after Hamas infiltrated Israel’s southern border from the Gaza Strip. Israel has since declared war against Hamas and this conflict has escalated into a greater regional conflict. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, adverse effects in the supply of certain manufactured goods, substantial adverse price changes for goods and possible failure of individual companies and/or large segments of China’s export industry and U.S. importers, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would are vulnerable to an escalation of trade tensions. Beginning in early 2025, the United States also imposed tariffs on other countries, including Mexico and Canada. The possibility of additional tariffs being imposed or the outbreak of a trade war may adversely impact U.S. and international markets. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline further. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Additionally, political uncertainty regarding U.S. policy, including the U.S. government’s approach to trade, may impact the markets and the Fund’s performance.

The U.S. Federal Reserve (the “Fed”) has in the past sharply raised interest rates, and has signaled an intention to maintain relatively higher interest rates until current inflation levels re-align with the Fed’s long-term inflation target. Changing interest rate environments impact the various sectors of the economy in different ways. For example, in March 2023, the Federal Deposit Insurance Corporation (“FDIC”) was appointed receiver for each of Silicon Valley Bank and Signature Bank, the second- and third-largest bank failures in U.S. history, which failures may be attributable, in part, to rising interest rates. Bank failures may have a destabilizing impact on the broader banking industry or markets generally.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Fund Tax Risk. The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.

DIVIDEND REINVESTMENT PLAN

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment adviser if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

Shareholder Update (continued)

CHANGES OCCURRING DURING THE FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.

During the most recent fiscal year, there have been no changes required to be reported in connection with: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; or (iv) a Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders, except as follows:

Principal Risks

The following risk factor was added as a principal risk to Nuveen Core Equity Alpha Fund (“JCE”):

Financial Services Sector Risk. The Fund’s investment in securities issued by financial services companies makes the Fund more susceptible to adverse economic or regulatory occurrences affecting those companies. Investments in financial services companies includes the following risks:

•	financial services companies may suffer a setback if regulators change the rules under which they operate;

•	unstable interest rates can have a disproportionate effect on the financial services sector;

•

financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector;

•	financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies; and

•	financial services companies have been significantly and negatively affected by the downturn in the subprime mortgage lending market and the resulting impact on the world’s economies.

The following risk factor was added as a principal risk to Nuveen Dow 30SM Dynamic Overwrite Fund (“DIAX”), Nuveen Nasdaq 100 Dynamic Overwrite Fund (“QQQX”), and Nuveen Core Equity Alpha Fund (“JCE”):

Information Technology Sector Risk. The Fund currently invests a significant portion of its assets in the information technology sector, although this may change over time. The market prices of technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Portfolio Managers

Nuveen Dow 30SM Dynamic Overwrite Fund (“DIAX”), Nuveen S&P 500 Dynamic Overwrite Fund (“SPXX”), Nuveen Nasdaq 100 Dynamic Overwrite

Fund (“QQQX”), Nuveen Core Equity Alpha Fund (“JCE”) (together, the “Funds”)

Effective May 30, 2025, Nazar Suschko was added as a portfolio manager of the Funds. The day-to-day operation of each Fund and the execution of its specific investment strategies is the primary responsibility of each of the Fund’s portfolio managers. The biography of Nazar Suschko is presented below:

•

Nazar Suschko is a portfolio manager on Nuveen’s Multi-Asset portfolio management team. He began his career in the financial services industry in 2004 and joined Nuveen Fund Advisors, LLC in 2016. Prior to joining the firm in 2016, he held various roles at AEGON USA Investment Management, including portfolio manager, where he managed risk-based asset allocation strategies.

ADDITIONAL DISCLOSURES FOR CERTAIN FUNDS AS OF THE FISCAL YEAR ENDED DECEMBER 31, 2025

This annual report includes additional disclosures for certain Funds that have, or intended to have, an effective shelf offering registration statement on file with the securities and Exchange Commission (SEC) at the time this report was prepared. Refer to Note 6, Fund Shares of the Notes to Financial Statements for further details on the shelf offering program.

NUVEEN S&P 500 DYNAMIC OVERWRITE FUND (SPXX)

NUVEEN NASDAQ 100 DYNAMICOVERWRITE FUND (QQQX)

NUVEEN CORE EQUITY ALPHA FUND (JCE)

SUMMARY OF FUND EXPENSES

The purpose of the tables and the example below are to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. The tables show the expenses of each Fund as a percentage of the average net assets applicable to Common Shares and not as a percentage of total assets or managed assets.

Shareholder Transaction Expenses	SPXX	QQQX	JCE

Maximum Sales Charge (as a percentage of offering price) (1)	1.00%	1.00%	1.00%

Dividend Reinvestment Plan Fees (2)	$2.50	$2.50	$2.50

(1)

The maximum sales charge for offerings made at-the-market is 1.00%. If the Common Shares are sold to or through underwriters in an offering that is not made at-the-market, the applicable Prospectus Supplement will set forth any other applicable sales load. Additionally, the applicable Prospectus Supplement will set forth the offering expenses (if any) borne by Fund common shareholders.

(2)

You will be charged a $2.50 service charge and pay brokerage charges if you direct Computershare Inc. and Computershare Trust Company, N.A., as agent for the common shareholders, to sell your Common Shares held in a dividend reinvestment account.

Annual Expenses (As a Percentage of Net Assets Attributable to Common Shares) (1)	SPXX	QQQX	JCE

Management Fees	0.82%	0.82%	0.91%

Other Expenses (2)	0.15%	0.07%	0.08%

Total Annual Expenses	0.97%	0.89%	0.99%

(1)	Stated as percentages of average net assets attributable to Common Shares for the fiscal year ended December 31, 2025.
(2)

Other Expenses are based on estimated amounts for the current fiscal year. Expenses attributable to the Fund’s investments, if any, in other investment companies are currently estimated not to exceed 0.01%.

Shareholder Update (continued)

Example

The following example illustrates the expenses, including the applicable transaction fees (referred to as the “Maximum Sales Charge” in the Shareholder Transaction Expenses table above), if any, that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The example assumes that all dividends and other distributions are reinvested in the Fund and that the Fund’s Annual Expenses, as provided above, remain the same. The example also assumes a 5% annual return. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

Example (At-the-Market Transaction)

The following example assumes a transaction fee of 1.00%, as a percentage of the offering price.

	1 Year	3 Years	5 Years	10 Years

SPXX	$20	$41	$63	$128

QQQX	$19	$38	$59	$119

JCE	$20	$41	$64	$130

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown above.

TRADING AND NET ASSET VALUE INFORMATION

The following table shows for the periods indicated: (i) the high and low sales prices for the Common Shares reported as of the end of the day on the NYSE, (ii) the corresponding NAV per share; and (iii) the premium/(discount) to NAV per share at which the Common Shares were trading as of such date.

SPXX	Closing Market Price per Common Share		NAV per Common Share on Date of Market Price		Premium/(Discount) on Date of Market Price

Fiscal Quarter End	High	Low	High	Low	High	Low

December 2025	$18.12	$16.90	$19.46	$18.54	(6.89)%	(8.85)%

September 2025	$18.35	$17.18	$18.96	$18.76	(3.22)%	(8.42)%

June 2025	$17.74	$14.86	$17.97	$15.46	(1.28)%	(3.88)%

March 2025	$18.41	$16.84	$19.20	$17.28	(4.11)%	(2.55)%

December 2024	$17.92	$16.54	$19.18	$17.96	(6.57)%	(7.91)%

September 2024	$16.78	$15.36	$18.11	$16.73	(7.34)%	(8.19)%

June 2024	$16.33	$14.91	$17.58	$16.52	(7.11)%	(9.75)%

March 2024	$15.74	$14.75	$17.25	$16.15	(8.75)%	(8.67)%

QQQX	Closing Market Price per Common Share		NAV per Common Share on Date of Market Price		Premium/(Discount) on Date of Market Price

Fiscal Quarter End	High	Low	High	Low	High	Low

December 2025	$28.62	$26.54	$31.06	$29.87	(7.86)%	(11.15)%

September 2025	$27.65	$26.16	$30.00	$28.11	(7.83)%	(6.94)%

June 2025	$26.47	$20.94	$28.07	$23.89	(5.70)%	(12.35)%

March 2025	$27.77	$23.71	$30.42	$26.27	(8.71)%	(9.74)%

December 2024	$27.53	$24.76	$30.27	$27.86	(9.05)%	(11.13)%

September 2024	$25.77	$23.06	$28.61	$25.34	(9.93)%	(9.00)%

June 2024	$25.08	$22.43	$27.51	$24.95	(8.83)%	(10.10)%

March 2024	$24.21	$22.45	$26.38	$24.13	(8.23)%	(6.96)%

JCE	Closing Market Price per Common Share		NAV per Common Share on Date of Market Price		Premium/(Discount) on Date of Market Price

Fiscal Quarter End	High	Low	High	Low	High	Low

December 2025	$16.13	$15.17	$17.24	$16.14	(6.44)%	(6.01)%

September 2025	$15.87	$15.18	$16.57	$15.74	(4.22)%	(3.56)%

June 2025	$15.50	$12.84	$15.66	$12.89	(1.02)%	(0.39)%

March 2025	$16.21	$14.32	$16.21	$14.53	0.00%	(1.45)%

December 2024	$16.14	$14.94	$16.27	$15.22	(0.80)%	(1.84)%

September 2024	$15.37	$13.96	$15.21	$13.97	1.05%	(0.07)%

June 2024	$15.00	$13.33	$14.71	$13.72	1.97%	(2.84)%

March 2024	$14.27	$12.94	$14.39	$13.34	(0.83)%	(3.00)%

Shareholder Update (continued)

The following table shows, as of December 31, 2025 each Fund’s: (i) NAV per Common Share, (ii) market price, (iii) percentage of premium/(discount) to NAV per Common Share and, (iv) net assets attributable to Common Shares.

December 31, 2025	SPXX	QQQX	JCE

NAV per Common Share	$ 19.32	$ 30.92	$ 16.92

Market Price	$ 18.04	$28.52	$ 15.94

Percentage of Premium/(Discount) to NAV per Common Share	(6.63)%	(7.76)%	(5.79)%

Net Assets Attributable to Common Shares	$ 347,375,091	$ 1,509,892,537	$ 287,752,123

Shares of closed-end investment companies, including those of the Funds, may frequently trade at prices lower than NAV, the Funds’ Board of Trustees (Board) has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open-end investment company. The Funds cannot assure you that their Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

UNRESOLVED STAFF COMMENTS

Each Fund believes that there are no material unresolved written comments, received 180 days or more before December 31, 2025, from the Staff of the Securities and Exchange Commission (SEC) regarding any of its periodic or current reports under the Securities Exchange Act or Investment Company Act of 1940, or its registration statement.

Important Tax Information

(Unaudited)

As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.

Long-Term Capital Gains

As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:

Fund	Net Long-Term Capital Gains

BXMX	$17,881,304
DIAX	29,307,280
SPXX	–
QQQX	73,955,559
JCE	9,822,545

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders:

Fund	Percentage

BXMX	100.0%
DIAX	100.0
SPXX	100.0
QQQX	–
JCE	21.4

Qualified Dividend Income (QDI)

Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified dividend income for individuals pursuant to Section 1(h)(11) of the Internal Revenue Code:

Fund	Percentage

BXMX	100.0%
DIAX	100.0
SPXX	100.0
QQQX	–
JCE	21.7

Qualified Interest Income (QII)

Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified interest income and/or short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code:

Important Tax Information (continued)

Fund	1/1 to Current Year End Percentage

BXMX	6.6%
DIAX	0.1
SPXX	0.1
QQQX	–
JCE	0.9

163(j)

Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary dividends treated as Section 163(j) interest dividends pursuant to Section 163(j) of the Internal Revenue Code:

Fund	Percentage

BXMX	6.6%
DIAX	0.1
SPXX	0.1
QQQX	–
JCE	–

Shareholder Meeting Report

(Unaudited)

The annual meeting of shareholders for BXMX, DIAX, SPXX, QQQX, and JCE was held on April 17, 2025; at this meeting the shareholders were asked to elect Board Members.

The vote totals for BXMX, DIAX, SPXX, QQQX, and JCE are set forth below:

	BXMX	DIAX	SPXX	QQQX	JCE
	Common Shares	Common Shares	Common Shares	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
Michael A. Forrester
For	88,265,492	30,141,084	14,028,427	36,144,182	13,408,997
Withhold	1,271,289	709,793	278,986	2,898,432	530,293
Total	89,536,781	30,850,877	14,307,413	39,042,614	13,939,290
Thomas J. Kenny
For	88,085,417	29,629,556	14,024,198	36,111,160	13,408,390
Withhold	1,451,364	1,221,321	283,215	2,931,454	530,900
Total	89,536,781	30,850,877	14,307,413	39,042,614	13,939,290
Margaret L. Wolff
For	88,045,438	29,594,644	14,008,106	36,131,661	13,374,842
Withhold	1,491,343	1,256,233	299,307	2,910,953	564,448
Total	89,536,781	30,850,877	14,307,413	39,042,614	13,939,290
Robert L. Young
For	88,124,087	29,633,141	14,027,938	36,113,351	13,416,091
Withhold	1,412,694	1,217,736	279,475	2,929,263	523,199
Total	89,536,781	30,850,877	14,307,413	39,042,614	13,939,290

Additional Fund Information

(Unaudited)

Board of Trustees
Joseph A. Boateng	Michael A. Forrester	Thomas J. Kenny	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson

Loren M. Starr	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	State Street Bank & Trust Company One Congress Street	Chapman and Cutler LLP Chicago, IL 60606	Public Accounting Firm PricewaterhouseCoopers LLP	Shareholder Services Computershare Trust Company, N.A.
	Suite 1		One North Wacker Drive	150 Royall Street
	Boston, MA 02114-2016		Chicago, IL 60606	Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended December 31, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	BXMX	DIAX	SPXX	QQQX	JCE
Common shares repurchased	0	0	0	0	0

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

19(a) Notice: Section 19(a) of the Investment Company Act of 1940 requires that the payment of any distribution which is made from a source other than the fund’s net income be accompanied by a written notice that discloses the estimated sources of such payment.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

Board Members & Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Independent Trustees:

Joseph A. Boateng 1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2019 Class II	Chief Investment Officer, Casey Family Programs (since 2007); formerly, Director of U.S. Pension Plans, Johnson & Johnson (2002–2006); Board Member, Lumina Foundation (since 2019) and Waterside School (since 2021); Board Member (2012–2019) and Emeritus Board Member (since 2020), Year-Up Puget Sound; Investment Advisory Committee Member and Former Chair (since 2007), Seattle City Employees’ Retirement System; Investment Committee Member (since 2019), The Seattle Foundation; Trustee (2018–2023), the College Retirement Equities Fund; Manager (2019–2023), TIAA Separate Account VA-1.	216

Michael A. Forrester 1967 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Formerly, Chief Executive Officer (2014–2021) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC; Director, Aflac Incorporated (since 2025); Trustee, Dexter Southfield School (since 2019); Member (since 2020), Governing Council of the Independent Directors Council (IDC); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2007–2023).	216

Thomas J. Kenny 1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Formerly, Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management; Director (since 2015) and Chair of the Finance and Investment Committee (since 2018), Aflac Incorporated; Director (since 2018), ParentSquare; formerly, Director (2021–2022) and Finance Committee Chair (2016–2022), Sansum Clinic; formerly, Advisory Board Member (2017–2019), B’Box; formerly, Member (2011–2012), the University of California at Santa Barbara Arts and Lectures Advisory Council; formerly, Investment Committee Member (2012–2020), Cottage Health System; formerly, Board member (2009–2019) and President of the Board (2014–2018), Crane Country Day School; Trustee (2011–2023) and Chairman (2017–2023), the College Retirement Equities Fund; Manager (2011–2023) and Chairman (2017–2023), TIAA Separate Account VA-1.	217

Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class II	Formerly, Managing Director, IDC (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); President (since 2023) and Member (since 2020) of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA).	217

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class III	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).	217

Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	217

John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Formerly, Member of Board of Directors of Core12 LLC (2008–2023) (private firm which develops branding, marketing and communications strategies for clients); formerly, Member of The President’s Council of Fordham University (2010–2019); formerly, Director of the Curran Center for Catholic American Studies (2009–2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012–2014); formerly, Trustee and Chairman of the Board of Trustees of Marian University (2010–2013); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007–2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	217

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Loren M. Starr 1961 333 W. Wacker Drive Chicago, IL 60606	Board Member	2022 Class III

Independent Consultant/Advisor (since 2021); formerly, Vice Chair, Senior Managing Director (2020–2021), Chief Financial Officer, Senior Managing Director (2005–2020), Invesco Ltd.; Director (since 2023) and Chair of the Board (since 2025), formerly, Chair of the Audit Committee (2024-2025), AMG; formerly, Chair and Member of the Board of Directors (2014–2021), Georgia Leadership Institute for School Improvement (GLISI); formerly, Chair and Member of the Board of Trustees (2014–2018), Georgia Council on Economic Education (GCEE); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account

VA-1 (2022–2023).

				216

Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Board Member	2020 Class III	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (FedEx) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	217

Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Formerly, a Co–Founding Partner, Promus Capital (investment advisory firm) (2008–2017); formerly, Director, Quality Control Corporation (manufacturing) (2012–2021); formerly, Chair and Member of the Board of Directors (2021–2024), Kehrein Center for the Arts (philanthropy); Member of the Board of Directors (since 2008), Catalyst Schools of Chicago (philanthropy); Member of the Board of Directors (since 2012), formerly, Investment Committee Chair (2017–2022), Mather Foundation Board (philanthropy); formerly, Member (2005–2016), Chicago Fellowship Board (philanthropy); formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010–2019); formerly, Director, LogicMark LLC (health services) (2012–2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008–2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004–2007); Executive Vice President, Quantitative Management & Securities Lending (2000–2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005–2007), Northern Trust Global Investments Board (2004–2007), Northern Trust Japan Board (2004–2007), Northern Trust Securities Inc. Board (2003–2007) and Northern Trust Hong Kong Board (1997–2004).	217

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member of the Board of Trustees (since 2004) formerly, Chair (2015-2022) of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	217

Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Chair and Board Member	2017 Class I	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	217

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Officers of the Funds:

David J. Lamb 1963 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer (Principal Executive Officer)	2015	Senior Managing Director of Nuveen Fund Advisors, LLC, Nuveen Securities, LLC and Nuveen; has previously held various positions with Nuveen.

Brett E. Black 1972 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	2022	Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (2017-2022) of BMO Funds, Inc.

Marc Cardella 1984 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller (Principal Financial Officer)	2024	Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC, Managing Director of Teachers Insurance and Annuity Association of America and TIAA SMA Strategies LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer of TIAA Separate Account VA-1 and the College Retirement Equities Fund; Senior Managing Director, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC.

Joseph T. Castro 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2025	Executive Vice President, Chief Risk and Compliance Officer, formerly, Senior Managing Director and Head of Compliance, Nuveen; Executive Vice President and Chief Risk and Compliance Officer, formerly, Senior Managing Director, Nuveen Securities, LLC and Nuveen, LLC; formerly, Senior Managing Director, Nuveen Fund Advisors, LLC.

Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; has previously held various positions with Nuveen; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director, General Counsel and Assistant Secretary, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC.

Jeremy D. Franklin 1983 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2024	Managing Director and Assistant Secretary, Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds and TIAA-CREF Life Funds; Vice President, Associate General Counsel, and Assistant Secretary, TIAA Separate Account VA-1 and College Retirement Equities Fund.

Diana R. Gonzalez 1978 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel of Nuveen.

Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President	2016	Senior Managing Director, Head of Public Product of Nuveen; President. formerly, Senior Managing Director, of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst.

Brian H. Lawrence 1982 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2023	Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly Corporate Counsel of Franklin Templeton (2018-2022).

Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director of Nuveen Securities, LLC.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Senior Managing Director and Head of Investment Oversight of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk Manager.

John M. McCann 1975 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022	Senior Managing Director, Division General Counsel of Nuveen; Senior Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC; Senior Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director and Assistant Secretary of TIAA SMA Strategies LLC; Managing Director, Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association of America and Nuveen Alternative Advisors LLC; Senior Managing Director, Associate General Counsel and Assistant Secretary, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC; has previously held various positions with Nuveen/TIAA.

Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Executive Vice President, Secretary and General Counsel of Nuveen Investments, Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Alternative Investments, LLC; Executive Vice President, Associate General Counsel and Assistant Secretary of TIAA-CREF Funds and TIAA-CREF Life Funds; has previously held various positions with Nuveen; Vice President and Secretary of Winslow Capital Management, LLC; Executive Vice President, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC; formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC.

R. Tanner Page 1985 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2025	Managing Director, formerly, Vice President of Nuveen; has previously held various positions with Nuveen.

William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Senior Managing Director of Nuveen.

Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC and Nuveen Asset Management, LLC; Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC.

Rachael Zufall 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022	Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of the College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director, Associate General Counsel and Assistant Secretary of Teacher Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA.

(1)

The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)

Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606.Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	EAN-A-1225P	5093102

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. Upon request, a copy of the registrant’s code of ethics is available without charge by calling 800-257-8787.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) had determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The members of the registrant’s audit committee that have been designated as audit committee financial experts are Joseph A. Boateng, John K. Nelson and Loren M. Starr, who are “independent” for purposes of Item 3 of Form N-CSR.

Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs since 2007. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002-2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an Investment Committee Member for The Seattle Foundation. Mr. Boateng previously served on the Board of Trustees for the College Retirement Equities Fund (2018-2023) and on the Management Committee for TIAA Separate Account VA-1 (2019-2023).

Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director and Chair of the Board for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2022-2023).

Item 4.	Principal Accountant Fees and Services.

Nuveen S&P 500 Buy-Write Income Fund

The following tables show the amount of fees that PricewaterhouseCoopers LLP (“PwC”), the independent registered public accounting firm, billed to the Registrant during the Registrant’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PwC provided to the Registrant, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Registrant waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Registrant during the fiscal year in which the services are provided; (B) the Registrant did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair.

SERVICES THAT THE REGISTRANT’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM BILLED TO THE REGISTRANT

Fiscal Year Ended	Audit Fees Billed to Registrant[1]	Audit-Related Fees Billed to Registrant[2]	Tax Fees Billed to Registrant[3]	All Other Fees Billed to Registrant[4]
December 31, 2025	$33,421	$4,000	$0	$0

Percentage approved pursuant to pre- approval exception	0%	0%	0%	0%

December 31, 2024	$34,231	$0	$0	$0

Percentage approved pursuant to pre- approval exception	0%	0%	0%	0%

1

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Registrant’s annual financial statements and services provided in connection with statutory and regulatory filings.

2

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Registrant’s common shares and leverage.

3	“Tax Fees” are the aggregate fees billed for professional services for tax compliance, tax advice, and tax planning.
4	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

SERVICES THAT THE REGISTRANT’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM BILLED TO THE ADVISER AND AFFILIATED REGISTRANT SERVICE PROVIDERS

The following tables show the amount of fees billed by PwC to Nuveen Fund Advisors, LLC (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant (“Affiliated Fund Service Provider”), for engagements directly related to the Registrant’s operations and financial reporting, during the Registrant’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Registrant, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Registrant did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Registrant’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2025	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2024	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PwC billed during the Registrant’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that the Registrant’s independent registered public accounting firm provides to the Adviser and any Affiliated Fund Service Provider, if the engagement related directly to the Registrant’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PwC about any non-audit services rendered during the Registrant’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PwC’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Registrant	Total Non-Audit Fees Billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Registrant)	Total Non-Audit Fees Billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2025	$0	$0	$11,542,000	$11,542,000
December 31, 2024	$0	$0	$0	$0

“Non-Audit Fees billed to Registrant” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to the Registrant in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the independent registered public accounting firm’s engagement to audit the Registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the independent registered public accounting firm’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Registrant by the Registrant’s independent registered public accounting firm and (ii) all audit and non-audit services to be performed by the Registrant’s independent registered public accounting firm for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Registrant.

Item 4(i) and Item 4(j) are not applicable to the Registrant.

Item 5.	Audit Committee of Listed Registrants.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Joseph A. Boateng, Amy B. R. Lancellotta, John K. Nelson, Chair, Loren M. Starr, Terence J. Toth, Matthew Thornton III and Margaret L. Wolff.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Portfolio of Investments filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Adviser has engaged Gateway Investment Advisers, LLC (“Gateway” or the “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor the Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Adviser’s proxy voting policies and procedures are attached as an exhibit and summarized as follows:

The SEC has issued regulations with respect to proxy voting for all registered investment advisers and their clients. To meet these requirements on a client’s behalf, Gateway has adopted policies as described below.

Gateway recognizes that voting rights are financial assets of a client’s account and that they must be managed accordingly, with voting decisions made in the client’s best interests. To that end and because of increasing complexity in administering policies in this area, Gateway has contracted with Institutional Shareholder Services (ISS) a nationally recognized proxy voting agent, to assist in administering client proxy votes and to provide voting recommendation on each ballot issue. ISS has developed its US Summary Proxy Voting Guidelines, which provide vote recommendations for proxy voting that are designed to serve the best interest of investors. These recommendations outline the rationale for determining how particular issues should be voted. Gateway incorporated these recommendations into its Proxy Voting Policy and has instructed ISS to vote accordingly. In addition, Gateway’s policy addresses the rare circumstances in which ISS’ voting recommendations may not be followed. The policy describes how any conflicts of interest would be handled. It also refers to procedures that address Gateway’s continuing due diligence of ISS.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Gateway Investment Advisers, LLC (“Gateway”, or the “Sub- Adviser”), as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

(a)(1) Portfolio Manager Biographies

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Michael T. Buckius, Kenneth H. Toft, Daniel M. Ashcraft, and Mitchell J. Trotta – Michael T. Buckius, CFA, Kenneth H. Toft, CFA, Daniel M. Ashcraft, CFA and Mitchell J. Trotta, CFA, are responsible for investing the Managed Assets of the Nuveen S&P 500 Buy-Write Income Fund (BXMX). Mr. Buckius is Gateway’s Chief Executive Officer, Chief Investment Officer and Portfolio Manager. He joined Gateway in 1999 as Vice President and Portfolio Manager, prior to which he worked as an equity derivative sales professional at Bear Stearns & Co. and Bankers Trust Company. Mr. Toft joined Gateway in 1992 and is currently a Senior Vice President and Portfolio Manager. He has been a Vice President and Portfolio Manager for the firm since 1997, prior to which he held the position of Senior Trader and Research Analyst. Mr. Ashcraft joined Gateway in 2009 and is currently a Senior Vice President. He has been a Vice President since 2022 and is currently a Portfolio Manager on several of the funds Gateway advises. Mr. Trotta joined Gateway in 2016 and was promoted to Vice President in 2026. He is also currently a Portfolio Manager on several of the funds Gateway advises. Messrs. Buckius, Toft, Ashcraft and Trotta also serve as co-portfolio managers of Gateway’s flagship open-end fund, the Gateway Fund.

(a)(2) Other Accounts Managed by Portfolio Managers

As of December 31, 2025, Messrs. Buckius, Toft and Ashcraft were responsible for day-to-day management of 5 registered investment company accounts (excluding the Fund) having assets of approximately $7.8 billion. Mr. Trotta was responsible for day-to-day management of 4 registered investment company accounts (excluding the Fund) having assets of approximately $7.7 billion. Mr. Buckius was responsible for day-to-day management of 87 other accounts having assets of approximately $826.0 million in the aggregate, Mr. Toft was responsible for day-to-day management of 16 other accounts having assets of approximately $320.3 million in aggregate, Mr. Ashcraft was responsible for day-to-day management of 70 other accounts having asset of approximately $607.8 million in aggregate, and Mr. Trotta was responsible for day-to-day management of 42 other accounts having assets of approximately $554.8 million. None of the portfolio managers managed any accounts having a performance based investment advisory fee.

Potential Material Conflicts of Interest

As described above, the portfolio managers may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by Gateway may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Gateway believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors. In addition, Gateway has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

(a)(3) Fund Manager Compensation

As of the most recently completed fiscal year end, the primary Portfolio Managers’ compensation is as follows:

Messrs. Buckius, Toft, Ashcraft and Trotta are compensated for their services by Gateway. Their compensation is comprised of three parts: base salary; incentive compensation related to the profitability of Gateway (with management fees for the Fund and all other Gateway-managed accounts being asset-based, not performance-based, either absolutely or in relation to any benchmark); and a retirement plan. The incentive compensation component, comprised of both a long-term incentive pool and a short-term incentive pool, is anticipated to be larger than the base salary component. Certain portfolio managers are parties to employment agreements that provide for automatic renewals for successive one-calendar-year periods and, among other things, a specified base salary and certain undertakings not to compete with the Adviser or solicit its clients. The non-competition and non-solicitation undertakings will expire one year from the termination of employment.

(a)(4) Beneficial Ownership of BXMX Securities

As of December 31, 2025, the portfolio managers beneficially owned the following dollar range of equity securities issued by the Fund.

Name of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Kenneth H. Toft				X
Michael T. Buckius	X
Daniel M. Ashcraft	X
Mitchell J. Trotta	X

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 16.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Not applicable because the code of ethics is available, upon request and without charge, by calling 800-257-8787 and there were no amendments during the period covered by this report.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Nuveen S&P 500 Buy-Write Income Fund

Date: March 6, 2026	By: /s/ David J. Lamb
David J. Lamb
Chief Administrative Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: March 6, 2026	By: /s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: March 6, 2026	By:/s/ Marc Cardella
Marc Cardella
Vice President and Controller
(principal financial officer)